Filed with the U.S. Securities and Exchange Commission on April 28, 2023

1933 Act Registration File No. 033-12213
1940 Act File No. 811-05037

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	854	[	X	]
and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	855	[	X	]

(Check appropriate box or boxes.)

PROFESSIONALLY MANAGED PORTFOLIOS
(Exact Name of Registrant as Specified in Charter)
 615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (414) 765-4324

Jason F. Hadler
Professionally Managed Portfolios
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)
Copy to:
Domenick Pugliese, Esq.
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, New York 10019
It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b)
☒	on April 30, 2023 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on __________ pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on __________ pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box
[ ]    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 854 to the Registration Statement of Professionally Managed Portfolios (the “Trust”) is being filed to add the audited financial statements and certain related financial information for the fiscal year ended December 31, 2022 for the following series of the Trust: Muzinich Credit Opportunities Fund, Muzinich U.S. High Yield Credit Fund, and Muzinich Low Duration Fund.

Prospectus April 30, 2023

MUZINICH CREDIT OPPORTUNITIES FUND
    Institutional Shares (Ticker: MZCIX)
    Supra Institutional Shares (Ticker: MZCSX)

MUZINICH U.S. HIGH YIELD CREDIT FUND
    Class A Shares (Ticker: MZHRX)*
    Institutional Shares (Ticker: MZHIX)
    Supra Institutional Shares (Ticker: MZHSX)

MUZINICH LOW DURATION FUND
    Class A Shares (Ticker: MZLRX)*
    Supra Institutional Shares (Ticker: MZLSX)

*    Shares are not available at this time.

The U.S. Securities and Exchange Commission has not approved or disapproved any Fund’s shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY SECTION

Muzinich Credit Opportunities Fund

Investment Objective
The Muzinich Credit Opportunities Fund (the “Credit Opportunities Fund” or the “Fund”) seeks primarily to provide a high level of income and capital appreciation.

Fees and Expenses
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Credit Opportunities Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and expenses below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. Institutional Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. More information about these and other discounts is available from your financial professional and under “Choosing a Share Class” on Page 55 of the Prospectus and “Additional Purchase and Redemption Information” on Page 53 of the Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Institutional	Supra Institutional
Maximum Front End Sales Charge	None	None
Redemption Fee (as a % of amount redeemed less than 90 days after purchase)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional		Supra Institutional
Management Fees		0.60%		0.60%
Distribution and/or Service (12b-1) Fees		None		None
Other Expenses		0.20%		0.20%
Shareholder Servicing Fees (up to 0.10% for Institutional Class shares)	0.08%		N/A
Total Annual Fund Operating Expenses		0.88%		0.80%
Fee Waiver and/or Expense Reimbursement		-0.20%		-0.20%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)		0.68%		0.60%
(1)    Muzinich & Co., Inc. (the “Advisor”) has contractually agreed to waive its fees and/or reimburse certain expenses (excluding taxes, interest expenses, interest on short positions, portfolio transaction expenses, acquired fund fees and expenses, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class specific expenses) to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.60%, of the Credit Opportunities Fund’s average daily net assets indefinitely, but at least through April 30, 2024 (the “Expense Cap”). The Expense Cap may be changed or eliminated at any time after April 30, 2024, by the Board of Trustees upon 60 days’ prior written notice to the Advisor, or by the Advisor with the consent of the Board of Trustees. The Advisor is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the fees were waived and/or expenses were paid. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating

Summary Section – Muzinich Credit Opportunities Fund

expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in place at the time of the waiver or at the time of reimbursement.

Example
The Example below is intended to help you compare the cost of investing in the Credit Opportunities Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap in the first year only). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$69	$261	$468	$1,066
Supra Institutional Shares	$61	$235	$425	$971

Portfolio Turnover
The Credit Opportunities Fund pays transaction costs, such as commissions or spreads, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2022, the Fund’s portfolio turnover rate was 168% of the average value of its portfolio.

Principal Investment Strategies
The Credit Opportunities Fund seeks to achieve its objective by allocating the Fund’s assets among various credit sectors of the global fixed income markets which the Advisor finds attractive from time-to-time. When allocating assets into these various credit segments, the Advisor seeks to take advantage of the potential differences in return expectations over the course of a full market cycle which may arise as these different credit sectors move in and out of favor. In seeking to achieve the Fund’s objective, the Advisor constructs the Fund’s portfolio targeting an average annual return over a full market cycle that meaningfully exceeds U.S. 3-month Treasurys within a volatility-managed framework. There can be no guarantee that the Fund will be able to provide such returns and you may lose money by investing in the Fund. The Fund pursues a “go-anywhere” strategy within the credit markets and will normally invest at least 80% of its net assets in corporate bonds and syndicated loans, including floating rate loans, that the Advisor believes have attractive risk/reward characteristics and which are issued by U.S. and foreign corporations. Syndicated loans represent amounts borrowed by companies or other entities. In many cases, they are issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancings. A syndicated loan typically has priority with respect to payment (to the extent assets are available) in the event of bankruptcy. The Fund generally will acquire syndicated loans as assignments from lenders. These syndicated loans have interest rates that reset periodically (annually or more frequently), generally based on a common interest rate index.

The Fund invests in both investment grade rated bonds as well as below-investment grade bonds (or “junk”) bonds. The Fund may invest up to 25% of its assets in below-investment grade bonds rated below B- /B3 (at the time of purchase) by S&P Global Ratings (“Standard & Poor’s”), Fitch Ratings Inc. (“Fitch”) or Moody’s Investor Services, Inc. (“Moody’s”), as applicable, or which are deemed equivalent by the Advisor. However, up to 100% of the Fund may be invested in bonds that are rated below-investment grade or Advisor-rated at any time. The Fund will typically not purchase bonds that are in default. The Fund’s investments may be unsecured or backed by receivables or other assets. The Fund may invest up to 70% of its net assets in foreign securities, including up to 40% in issuers located in

Summary Section – Muzinich Credit Opportunities Fund

emerging market countries. As this is a credit-focused fund, investments may also include asset-backed securities (“ABS”) including mortgage-backed securities (“MBS”) and securities backed by other forms of loans or securities. The Fund may invest up to 20% of its net assets in each of the banking sector and diversified financials sector. The Fund may invest (up to 80% of its net assets) in mutual funds (including affiliated mutual funds), and/or exchange-traded funds (“ETFs”) which invest principally in any of the previously mentioned types of fixed income securities and such investments in fixed income mutual funds and ETFs will be included in the Fund’s 80% test. The mutual funds and ETFs in which the Fund invests have an investment objective similar to that of the Fund or are otherwise permitted investments in accordance with the Fund’s investment policies described herein.

There are three major components to the Advisor’s investment decision making process: (i) the determination of the appropriate asset allocation across the credit spectrum as well as desired geographical diversification, (ii) selection of individual investments for the Fund, and (iii) portfolio risk management. In the first two components, the Advisor’s Asset Allocation Group develops target top-down tactical allocation ranges. The portfolio managers then make the final allocation decision regarding the approximate percentage of the Fund that will be invested in each fixed income credit sector (for example higher rated bonds vs. lower rated bonds), and within and across geographies (for example, emerging markets vs. U.S. bonds). The portfolio managers then select investments based on a bottom-up fundamental analysis/evaluation of potential investment opportunities. In the third component, the Advisor may manage and adjust overall portfolio duration and credit risk exposure by the strategic use of derivatives that are primarily used to reduce portfolio volatility. The Advisor expects to principally use credit index derivatives or options thereon (both long and short) and/or futures and options on primarily U.S. Treasuries to shorten or extend portfolio duration and credit spread sensitivity. The Advisor focuses on risk management from a long-term perspective, rather than being reactive to intermittent periods of market volatility, thus allowing portfolio management to focus on long-term investing.

The Fund may use derivatives in various ways. The Fund may use derivatives as a substitute for taking a long or short position in the reference asset or to gain exposure to certain asset classes; under such circumstances, the derivatives may have economic characteristics similar to those of the reference asset, and the Fund’s investment in the derivatives may be applied toward meeting a requirement to invest a certain percentage of its net assets in instruments with such characteristics. The Fund may use derivatives to hedge (or reduce) its exposure to a portfolio asset or risk. The Fund may also use derivatives to manage cash. By investing in derivatives, the Fund attempts to achieve the economic equivalence it would achieve if it were to invest directly in the underlying security.

To mitigate the counterparty risk resulting from swap transactions, the Fund will only enter into swap transactions with highly rated financial institutions specializing in this type of transaction and in accordance with the standard terms laid down by the International Securities Dealers Association.

Although the Advisor will consider ratings assigned by ratings agencies in selecting investments, it relies principally on its own research and investment analysis. As applicable, the Advisor considers company-specific quantitative and qualitative factors such as: a company’s managerial strength and commitment to debt repayment, anticipated cash flow, debt maturity schedules, borrowing requirements, use of borrowing proceeds, asset coverage and earnings prospects; legislation, regulation, litigation, transparency, market perspective, or other environmental, social and governance (ESG) risks; and the strength and depth of the protections afforded the lender through the documentation governing the bond or syndicated loan issuance. The types of ESG factors that the Advisor believes can impact financial risks derive from, among other issues: changes to regulations, changes to consumer preferences, technology advancements, climate impacts, litigation risks, efficiency, brand value, innovation, market disruption/obsolescence, respect for human rights, anti-corruption, anti-bribery matters, and social license to operate.

Summary Section – Muzinich Credit Opportunities Fund

As a result of considering ESG factors in the Advisor’s investment decision process, an investment may be excluded or rejected where Muzinich believes those factors imply heightened risk of decreased liquidity of an investment and/or other negative financial impacts. In line with this, securities ineligible for investment by the Norges Bank Investment Management Company are also ineligible for inclusion in the Fund.

The Advisor does not manage the Fund to any particular duration. Rather, depending on the mix of securities within the Fund’s portfolio and market conditions, the portfolio’s average duration may change. The average duration-to-worst is anticipated to fall most often between zero and five years, with a concentration toward the middle of that range, but could be shortened or extended. (Duration-to-worst is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.) In general, the longer the duration of the Fund’s bonds and/or loans, the greater the likelihood that an increase in interest rates would cause a decline in the price of the Fund’s shares.

In constructing the Fund’s portfolio, the Advisor pays close attention to the overall liquidity of the Fund’s portfolio. The Advisor seeks to maintain a liquid portfolio. Under certain circumstances, particularly in difficult market environments, this may cause the Advisor to avoid certain investments whose liquidity might be challenged in those markets.

The portfolio is actively managed and the Fund may sell a holding when it has already met or no longer meets the portfolio managers’ expectations, no longer offers compelling relative value, shows deteriorating fundamentals, or if it falls short of the portfolio managers’ expectations. Trading securities frequently may lead to high portfolio turnover. Tax consequences are not a primary consideration in the Fund’s investment decisions. The Fund may also sell holdings as a result of a change in the tactical asset allocation. Although the Fund will typically not purchase bonds or loans that are already in default, the portfolio managers may decide to continue to hold a bond or loan (or related securities) after a default. There is no limit on the amount of defaulted securities the Fund may hold.

Principal Investment Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Credit Opportunities Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following are the principal risks that could affect the value of your investment. These principal risks are divided into (a) strategy-related risks, meaning those related to the Fund as a result of its particular investment strategy, (b) risks related to market, structural and/or operational matters which are applicable to investments more broadly due to the nature of investing in funds generally, and (c) additional risks, which are presented in alphabetical order (each of which is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears).
Strategy-Related Risks
•Credit Risk – The risk that an issuer of a fixed income security will fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value. High yield bonds and other types of high yield debt securities have greater credit risk than higher quality debt securities because the companies that issue them are not as financially strong as companies with investment grade ratings and may be highly leveraged.
•Below Investment Grade Securities (Junk Bond) Risk – The Credit Opportunities Fund’s investment in below-investment grade bonds, loans or other fixed-income securities (i.e., high yield or junk) exposes the Fund to a greater risk of loss of principal and income than a fund that invests solely or

Summary Section – Muzinich Credit Opportunities Fund

primarily in investment grade bonds or loans or other similarly rated debt securities. High yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. If there is a “flight to safety,” the market’s perception of “high yield” securities may turn negative, and these types of securities may become perceived as “high risk.”
•Foreign Securities and Emerging Markets Risk – Non-U.S. securities carry their own risks. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Credit Opportunities Fund’s portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Emerging markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. It can be more difficult to enforce liens on collateral for securities purchased in some foreign jurisdictions, including some emerging market jurisdictions. Further, foreign securities are subject to the potential imposition of sanctions by the U.S. government which may impact the Fund’s ability to transact in such assets and which may negatively impact the price and liquidity of such holdings.
•Interest Rate Risk – When interest rates rise, prices of fixed income securities generally fall and when interest rates fall, prices of fixed income securities generally rise. In general, fixed income securities with longer maturities or durations are more sensitive to interest rate changes.
•Currency Risk and Hedging Risk – The Credit Opportunities Fund will endeavor to limit price fluctuations caused by the changing relative value of currencies in which the Fund invests, but hedging involves costs and there can be no assurance that the Fund will be perfectly hedged or that the hedging will work as anticipated.
•Derivatives Risk – The risk that an investment in derivatives will not perform as anticipated, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; that a derivative will not perform in the manner anticipated by the Advisor; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.
•Liquidity Risk – High yield fixed income instruments tend to be less liquid than higher quality fixed income instruments, meaning that at times it may be difficult to sell high yield fixed income instruments at a reasonable price. If the Credit Opportunities Fund is unable to sell a high yield fixed income instrument, it may have to lower the selling price, sell other investments, or forgo another, more appealing investment opportunity. Additionally, floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. Loans and other securities may trade only in the over-the-counter market rather than on an organized exchange and may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Additionally, loan transactions may require extended settlement periods before cash is received.
•Financial Services Sector Risk – A fund investing principally in securities of companies in the financial services sector, including the banking sector and diversified financials sector, is particularly vulnerable to events affecting that sector. Financial services companies can be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors.

Summary Section – Muzinich Credit Opportunities Fund

Market-, Structural- and Operational-Related Risks
•General Market Risk – Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes due to a number of factors, including: inflation (or expectations for inflation); interest rates; global demand for particular products or resources; natural disasters or events; pandemic diseases; terrorism; regulatory events; and government controls. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war resulting from Russia’s invasion of Ukraine, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.
•Active Management Risk – The Credit Opportunities Fund is actively managed and relies on the expertise of the Advisor. The Fund may underperform other mutual funds with similar investment objectives.
•Redemption Risk – The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. A general rise in interest rates, perhaps because of changing government policies, has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Additional Risks
The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

•Asset-Backed Securities Risk – Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.
•Counterparty Risk – Counterparty risk arises upon entering into borrowing arrangements and is the risk from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Credit Opportunities Fund’s loss will generally consist of the net amount of contractual payments that the Fund has not yet received, though the Fund’s maximum risk due to counterparty credit risk could extend to the notional amount of the contract should the underlying asset on which the contract is written have no offsetting market value. The “notional value” is generally defined as the value of the derivative’s underlying assets at the spot price. The Fund could

Summary Section – Muzinich Credit Opportunities Fund

be exposed to increased leverage risk should it finance derivative transactions without holding cash or cash equivalents equal to the notional value of its derivative positions.
•ESG Exclusion Risk – The risk arising from the Fund’s exclusion of securities issued by companies deemed ineligible or unattractive for investment due to environmental, social and governance (ESG) -related characteristics, even if these securities might otherwise comprise part of the Fund’s eligible investment universe. One or more of the securities issued by these companies which may otherwise be eligible for investment by the Fund may outperform the securities selected for the Fund.
•ESG Information Risk - In considering ESG risks in its investment decisions, the Advisor relies on information and data that could be incomplete or erroneous and/or which may reflect information and opinions that vary from source to source. Further, ESG data providers and market participants may have different methods for prioritizing or interpreting ESG information (or the lack thereof), causing them to reach different conclusions about the attractiveness or value of a particular company. These factors could cause the Advisor to incorrectly assess a company’s ESG-related characteristics and risk therefrom, and to therefore under- or over-estimate a security’s attractiveness relative to other investment opportunities.
•Extension Risk – Some fixed income securities are subject to the risk that the fixed income security’s effective maturity is extended because calls or prepayments are less or slower than anticipated, particularly when interest rates rise. The market value of such security may then decline and become more interest rate sensitive.
•Impairment of Collateral Risk – The value of any collateral securing a bond or loan can decline, and may be insufficient to meet the borrower’s obligations or be difficult to liquidate. In addition, the Credit Opportunities Fund’s access to collateral may be limited by bankruptcy or other insolvency laws.
•Investment Company and ETF Risk – Investing in other investment companies, including ETFs, involves the risk that the other investment company or ETF will not achieve its investment objective or execute its investment strategy effectively or that large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. Additionally, the Fund must pay its pro rata portion of an investment company’s fees and expenses. (Affiliated mutual funds will not charge duplicate fees and expenses.) Finally, other investment companies and ETFs will have similar underlying risks as the Fund, including credit risk, liquidity risk and management risk.
•Issuer Risk – An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Credit Opportunities Fund’s performance.
•Portfolio Turnover Risk – High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the Fund’s shareholders.
•Prepayment Risk – Prepayment risk occurs when a fixed income security can be repaid in whole or in part prior to the security’s maturity and the Credit Opportunity Fund must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest. Also, if a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments generally increase when interest rates fall.
•Ratings Agencies Risk – The ratings of any security may not adequately reflect the credit risk of those assets due to their structure. Ratings agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, ratings

Summary Section – Muzinich Credit Opportunities Fund

agencies are subject to an inherent conflict of interest, because they are often compensated by the same issuers whose securities they grade.
•Restricted Securities Risk – Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid, and the Fund may be unable to sell them at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for restricted securities. In addition, the Fund may get only limited information about the issuer of a restricted security.
•Risks Associated with the Discontinuation of the London Interbank Offered Rate (“LIBOR”) – LIBOR has historically been the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR has also historically been a significant factor in relation to payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. LIBOR is currently in the process of being phased out. The transition from LIBOR and the terms of any replacement rate(s), including, for example, a secured overnight financing rate (“SOFR”) or another rate based on SOFR, may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. There are significant differences between LIBOR and SOFR, such as LIBOR being an unsecured lending rate while SOFR is a secured lending rate. As such, the transition away from LIBOR may adversely affect the Fund’s performance.
•Syndicated (Floating Rate, Bank, Leveraged, Senior) Loan Risk – The Fund may invest in syndicated loans which include interests in loans to companies or their affiliates undertaken for various purposes. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a company and one or more financial institutions, including banks. Loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities. The Fund’s investment may be in the form of participation in loans or of assignments of all or a portion of loans from third parties. Investments in syndicated loans involve credit risk, interest rate risk, liquidity risk and other risks, including, but not limited to, the risk that any collateral may become impaired, may be insufficient to meet the obligations of the borrower or may be difficult to liquidate. These investments are also subject to the risk that the Fund may obtain less than the full value for the loan interests when sold. Moreover, loan transactions may have significantly longer settlement periods (i.e., longer than seven days) than more traditional investments and, as a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans. The Fund has the power to engage in short-term borrowing to meet short-term liquidity needs that might arise from any lengthy loan settlement periods.
•U.S. Government Securities Risk – Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.

Performance Information
The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for the Supra Institutional Class. The table below illustrates how the Fund’s average annual total returns for the 1-year, 5-year, and since inception periods compared with that of a broad-based securities index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

Summary Section – Muzinich Credit Opportunities Fund

Updated performance information is available on the Fund’s website at www.MuzinichUSFunds.com, by calling the Fund toll-free at 1-855-MUZINICH (1‑855-689-4642) or by e-mailing the Fund at MuzinichUSFunds@muzinich.com.

Calendar Year Total Return as of December 31 – Supra Institutional Class

Highest Quarterly Return:	Q2 2020	7.57%

Lowest Quarterly Return:	Q1 2020	-6.54%

Average Annual Total Return as of December 31, 2022
	1 Year	5 Years	Since Inception
Supra Institutional Class
Return Before Taxes	-8.41%	1.79%	3.26%
Return After Taxes on Distributions	-8.81%	0.25%	1.75%
Return After Taxes on Distributions and Sale of Fund Shares	-4.89%	0.85%	1.91%
Institutional Class – Return Before Taxes	-8.39%	1.73%	3.19%
ICE BofA Global Corporate & High Yield Index (USD 100% Hedged) (reflects no deduction for fees, expenses or taxes)	-14.17%	0.22%	2.16%

“Since Inception” performance for each share class above is shown from January 3, 2013. Institutional Class shares commenced operations on October 15, 2014. Supra Institutional Class shares commenced operations on January 3, 2013. Performance for the Institutional Class shares prior to its inception date reflects the performance of the Supra Institutional Class shares adjusted for Institutional Class shares expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns are shown only for the Supra Institutional Class and after-tax returns for the Institutional Class will differ.

Summary Section – Muzinich Credit Opportunities Fund

Management

Investment Advisor	Portfolio Managers
Muzinich & Co., Inc.	Michael L. McEachern, MBA, CFA, Portfolio Manager, Managed the Fund since inception in 2013.
Anthony DeMeo, Portfolio Manager, Managed the Fund since 2016.
Stuart Fuller, Portfolio Manager, Managed the Fund since 2022.
Joseph Galzerano, MBA, CPA, Portfolio Manager, Managed the Fund since 2018.
Warren Hyland, M.Sc., CFA, Portfolio Manager, Managed the Fund since 2014.
Brian Nold, M.D., Portfolio Manager, Managed the Fund since 2021.
Thomas Samson, M.Sc., CFA, Portfolio Manager, Managed the Fund since 2014.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Credit Opportunities Fund shares on any business day by written request via mail (Muzinich Credit Opportunities Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, or by telephone at 1‑855‑MUZINICH (toll free). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
– Standard Accounts	$1,000,000	$100
– Qualified Retirement Plans	$10,000	$100
Supra Institutional Shares
– Standard Accounts	$5,000,000	$100
– Qualified Retirement Plans	$50,000	$100

Tax Information
The Credit Opportunities Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement that does not use borrowed funds, such as a 401(k) plan or an individual retirement account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Credit Opportunities Fund through a broker-dealer or other financial intermediary (such as a fund-supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section
Muzinich U.S. High Yield Credit Fund

Investment Objective
The Muzinich U.S. High Yield Credit Fund (the “U.S. High Yield Fund” or the “Fund”) seeks to provide a high level of income on a risk-adjusted basis over a full market cycle.

Fees and Expenses
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the U.S. High Yield Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and expenses below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and under “Choosing a Share Class” on Page 55 of the Prospectus and “Additional Purchase and Redemption Information” on Page 53 of the Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional	Supra Institutional
Maximum Front End Sales Charge	4.25%	None	None
Redemption Fee (as a % of amount redeemed less than 90 days after purchase)	1.00%	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A		Institutional		Supra Institutional
Management Fees		0.55%		0.55%		0.55%
Distribution and/or Service (12b-1) Fees		0.25%		None		None
Other Expenses(1)		0.82%		0.82%		0.82%
Shareholder Servicing Fees (up to 0.10% for Class A and Institutional Class shares)	0.10%		N/A		N/A
Total Annual Fund Operating Expenses		1.72%		1.37%		1.37%
Fee Waiver and/or Expense Reimbursement		-0.79%		-0.79%		-0.79%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)		0.93%		0.58%		0.58%
(1) Other expenses for Class A shares of the Fund are based on estimated amounts for the current fiscal year.
(2)    The Advisor has contractually agreed to waive its fees and/or reimburse certain expenses (excluding taxes, interest expenses, interest on short positions, portfolio transaction expenses, acquired fund fees and expenses, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class specific expenses) to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.58% of the U.S. High Yield Fund’s average daily net assets indefinitely, but at least through April 30, 2024 (the “Expense Cap”). The Expense Cap may be changed or eliminated at any time after April 30, 2024, by the Board of Trustees upon 60 days’ prior written notice to the Advisor, or by the Advisor with the consent of the Board of Trustees. The Advisor is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the expenses were waived and/or expenses were paid. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in place at the time of the waiver or at the time of reimbursement.

Example
The Example below is intended to help you compare the cost of investing in the U.S. High Yield Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return each year and that the Fund’s

Summary Section – Muzinich U.S. High Yield Credit Fund

operating expenses remain the same (taking into account the Expense Cap in the first year only). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$516	$870	$1,248	$2,306
Institutional Shares	$59	$356	$674	$1,578
Supra Institutional Shares	$59	$356	$674	$1,578
Portfolio Turnover
The U.S. High Yield Fund pays transaction costs, such as commissions or spreads, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2022, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.
Principal Investment Strategies
The U.S. High Yield Fund normally invests at least 80% of its net assets in high yield credit issued by companies with a domicile or principle place of business in the U.S. (“U.S. Corporations”). Credit instruments may include high yield bonds (commonly referred to as “junk” bonds), notes, loans, and other debt instruments. The Fund’s portfolio is typically well-diversified with below investment grade debt instruments issued by U.S. Corporations that the Advisor believes have attractive risk/reward characteristics. The Fund typically focuses on debt instruments rated below investment grade, defined as below BBB- or Baa3 by Standard & Poor’s, Fitch or Moody’s, as applicable, or which are deemed equivalent by the Advisor. High yield debt instruments in which the Fund invests may be unsecured or backed by receivables or other assets. The Fund may invest up to 20% of its net assets in foreign securities, of which 10% may include securities in emerging market countries. The Fund may invest up to 20% of its net assets in each of the banking sector and diversified financials sector. The Fund may invest in mutual funds (including affiliated mutual funds) and/or exchange-traded funds (“ETFs”) which invest in any of the previously mentioned types of fixed income securities and such investments in fixed income mutual funds and ETFs will be included in the Fund’s 80% test. The mutual funds and ETFs in which the Fund invests have an investment objective similar to that of the Fund or are otherwise permitted investments in accordance with the Fund’s investment policies described herein.

The Fund typically invests in highly leveraged companies. Although the Advisor will consider ratings assigned by ratings agencies in selecting the portfolio’s debt instruments, it relies principally on its own research and investment analysis. The Advisor selects debt instruments based on a bottom-up fundamental evaluation of potential investment opportunities and existing investments. As applicable, the Advisor considers both company-specific quantitative and qualitative factors such as: a company’s managerial strength and commitment to debt repayment, anticipated cash flow, debt maturity schedules, borrowing requirements, use of borrowing proceeds, asset coverage and earnings prospects; legislation, regulation, litigation, transparency, market perspective or other environmental, social and governance (ESG) risks; and the strength and depth of the protections afforded the lender through the documentation governing the bond or syndicated loan issuance. The types of ESG factors that the Advisor believes can impact financial risks derive from, among other issues: changes to regulations, changes to consumer preferences, technology advancements, climate impacts, litigation risks, efficiency, brand value, innovation, market disruption/obsolescence, respect for human rights, anti-corruption, anti-bribery matters, and social license to operate. As a result of considering ESG factors in the Advisor’s investment decision process, an investment may be excluded or rejected where Muzinich believes those factors imply heightened risk of decreased liquidity of an investment and/or other negative financial impacts. In line

Summary Section – Muzinich U.S. High Yield Credit Fund

with this, securities ineligible for investment by the Norges Bank Investment Management Company are also ineligible for inclusion in the Fund.

The Advisor does not manage the Fund to any particular duration. Rather, the securities within the Fund’s portfolio are consistent with general market duration (defined as “duration-to-worst”), typically averaging between two to four years at any point in time. (Duration-to-worst is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.)

The Fund may use derivatives in various ways. The Fund may use derivatives as a substitute for taking a long or short position in the reference asset or to gain exposure to certain asset classes; under such circumstances, the derivatives may have economic characteristics similar to those of the reference asset, and the Fund’s investment in the derivatives may be applied toward meeting a requirement to invest a certain percentage of its net assets in instruments with such characteristics. The Fund may use derivatives to hedge (or reduce) its exposure to a portfolio asset or risk. The Fund may also use derivatives to manage cash. By investing in derivatives, the Fund attempts to achieve the economic equivalence it would achieve if it were to invest directly in the underlying security.

The portfolio is actively managed and the Fund may sell a holding when it has already met or no longer meets the portfolio managers’ expectations, no longer offers compelling relative value, shows deteriorating fundamentals, or if it falls short of the portfolio managers’ expectations. Trading securities frequently may lead to high portfolio turnover. Tax consequences are not a primary consideration in the Fund’s investment decisions. Although the Fund will typically not purchase bonds or loans that are already in default, the portfolio managers may decide to continue to hold a bond or loan (or related securities) after a default. There is no limit on the amount of defaulted securities the Fund may hold.

Principal Investment Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the U.S. High Yield Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following are the principal risks that could affect the value of your investment. These principal risks are divided into (a) strategy-related risks, meaning those related to the Fund as a result of its particular investment strategy, (b) risks related to market, structural and/or operational matters which are applicable to investments more broadly due to the nature of investing in funds generally, and (c) additional risks, which are presented in alphabetical order (each of which is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears):

Strategy-Related Risks
•Credit Risk – The risk that an issuer of a fixed income security will fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value. High yield bonds and other types of high yield debt securities have greater credit risk than higher quality debt securities because the companies that issue them are not as financially strong as companies with investment grade ratings and may be highly leveraged.
•Below Investment Grade Securities (Junk Bond) Risk – The U.S. High Yield Fund’s investment in below-investment grade bonds, loans or other fixed-income securities (i.e., high yield or junk) exposes the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade bonds or loans or other similarly rated debt securities. High yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay

Summary Section – Muzinich U.S. High Yield Credit Fund

interest and repay principal. If there is a “flight to safety,” the market’s perception of “high yield” securities may turn negative, and these types of securities may become perceived as “high risk.”
•Interest Rate Risk – When interest rates rise, prices of fixed income securities generally fall and when interest rates fall, prices of fixed income securities generally rise. In general, fixed income securities with longer maturities or durations are more sensitive to interest rate changes.
•Liquidity Risk – High yield fixed income instruments tend to be less liquid than higher quality fixed income securities, meaning that at times it may be difficult to sell high yield fixed income instruments at a reasonable price. If the U.S. High Yield Fund is unable to sell a high yield fixed income instrument, it may have to lower the selling price, sell other investments, or forgo another, more appealing investment opportunity. Additionally, floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. Loans and other securities may trade only in the over-the-counter market rather than on an organized exchange and may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Additionally, loan transactions may require extended settlement periods before cash is received.
•Financial Services Sector Risk – A fund investing principally in securities of companies in the financial services sector, including the banking sector and diversified financials sector, is particularly vulnerable to events affecting that sector. Financial services companies can be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors.

Market-, Structural- and Operational-Related Risks
•General Market Risk – Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes due to a number of factors, including: inflation (or expectations for inflation); interest rates; global demand for particular products or resources; natural disasters or events; pandemic diseases; terrorism; regulatory events; and government controls. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war resulting from Russia’s invasion of Ukraine, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.
•Active Management Risk – The U.S. High Yield Fund is actively managed with discretion and may underperform market indices or other funds.
•Redemption Risk – The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s

Summary Section – Muzinich U.S. High Yield Credit Fund

performance. A general rise in interest rates, perhaps because of changing government policies, has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Additional Risks
The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

•Counterparty Risk – Counterparty risk arises upon entering into borrowing arrangements and is the risk from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the U.S. High Yield Fund’s loss will generally consist of the net amount of contractual payments that the Fund has not yet received, though the Fund’s maximum risk due to counterparty credit risk could extend to the notional amount of the contract should the underlying asset on which the contract is written have no offsetting market value. The “notional value” is generally defined as the value of the derivative’s underlying assets at the spot price. The Fund could be exposed to increased leverage risk should it finance derivative transactions without holding cash or cash equivalents equal to the notional value of its derivative positions.
•Currency Risk and Hedging Risk – The U.S. High Yield Fund will endeavor to limit price fluctuations caused by the changing relative value of currencies in which the Fund invests, but hedging involves costs and there can be no assurance that the Fund will be perfectly hedged or that the hedging will work as anticipated.
•Derivatives Risk – The risk that an investment in derivatives will not perform as anticipated, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; that a derivative will not perform in the manner anticipated by the Advisor; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.
•ESG Exclusion Risk – The risk arising from the Fund’s exclusion of securities issued by companies deemed ineligible or unattractive for investment due to environmental, social and governance (ESG) -related characteristics, even if these securities might otherwise comprise part of the Fund’s eligible investment universe. One or more of the securities issued by these companies which may otherwise be eligible for investment by the Fund may outperform the securities selected for the Fund.
•ESG Information Risk – In considering ESG risks in its investment decisions, the Advisor relies on information and data that could be incomplete or erroneous and/or which may reflect information and opinions that vary from source to source. Further, ESG data providers and market participants may have different methods for prioritizing or interpreting ESG information (or the lack thereof), causing them to reach different conclusions about the attractiveness or value of a particular company. These factors could cause the Advisor to incorrectly assess a company’s ESG-related characteristics and risk therefrom, and to therefore under- or over-estimate a security’s attractiveness relative to other investment opportunities.
•Extension Risk – Some fixed income securities are subject to the risk that the fixed income security’s effective maturity is extended because calls or prepayments are less or slower than anticipated, particularly when interest rates rise. The market value of such security may then decline and become more interest rate sensitive.

Summary Section – Muzinich U.S. High Yield Credit Fund

•Foreign Securities and Emerging Markets Risk – Non-U.S. securities carry their own risks. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund’s portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Emerging markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. It can be more difficult to enforce liens on collateral for securities purchased in some foreign jurisdictions, including some emerging market jurisdictions. Further, foreign securities are subject to the potential imposition of sanctions by the U.S. government which may impact the Fund’s ability to transact in such assets and which may negatively impact the price and liquidity of such holdings.
•Impairment of Collateral Risk – The value of any collateral securing a bond or loan can decline, and may be insufficient to meet the borrower’s obligations or be difficult to liquidate. In addition, the U.S. High Yield Fund’s access to collateral may be limited by bankruptcy or other insolvency laws.
•Investment Company and ETF Risk – Investing in other investment companies, including ETFs, involves the risk that the other investment company or ETF will not achieve its investment objective or execute its investment strategy effectively or that large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. Additionally, the Fund must pay its pro rata portion of an investment company’s fees and expenses. (Affiliated mutual funds will not charge duplicate fees and expenses.) Finally, other investment companies and ETFs will have similar underlying risks as the Fund, including credit risk, liquidity risk and management risk.
•Issuer Risk – An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the U.S. High Yield Fund’s performance.
•Portfolio Turnover Risk – High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the Fund’s shareholders.
•Prepayment Risk – Prepayment risk occurs when a fixed income security can be repaid in whole or in part prior to the security’s maturity and the U.S. High Yield Fund must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest. Also, if a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments generally increase when interest rates fall.
•Ratings Agencies Risk – The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.
•Restricted Securities Risk – Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid, and the Fund may be unable to sell them at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for restricted securities. In addition, the Fund may get only limited information about the issuer of a restricted security.
•Risks Associated with the Discontinuation of the London Interbank Offered Rate (“LIBOR”) – LIBOR has historically been the offered rate for wholesale, unsecured funding available to major

Summary Section – Muzinich U.S. High Yield Credit Fund

international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR has also historically been a significant factor in relation to payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. LIBOR is currently in the process of being phased out. The transition from LIBOR and the terms of any replacement rate(s), including, for example, a secured overnight financing rate (“SOFR”) or another rate based on SOFR, may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. There are significant differences between LIBOR and SOFR, such as LIBOR being an unsecured lending rate while SOFR is a secured lending rate. As such, the transition away from LIBOR may adversely affect the Fund’s performance.
•Syndicated (Floating Rate, Bank, Leveraged, Senior) Loan Risk – The Fund may invest in syndicated loans which include interests in loans to companies or their affiliates undertaken for various purposes. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a company and one or more financial institutions, including banks. Loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities. The Fund’s investment may be in the form of participation in loans or of assignments of all or a portion of loans from third parties. Investments in syndicated loans involve credit risk, interest rate risk, liquidity risk and other risks, including, but not limited to, the risk that any collateral may become impaired, may be insufficient to meet the obligations of the borrower or may be difficult to liquidate. These investments are also subject to the risk that the Fund may obtain less than the full value for the loan interests when sold. Moreover, loan transactions may have significantly longer settlement periods (i.e., longer than seven days) than more traditional investments and, as a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans. The Fund has the power to engage in short-term borrowing to meet short-term liquidity needs that might arise from any lengthy loan settlement periods.
•U.S. Government Securities Risk – Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.

Summary Section – Muzinich U.S. High Yield Credit Fund

Performance Information
The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for the Supra Institutional Class. The table below illustrates how the Fund’s average annual total returns for the 1-year, 5-year, and since inception periods compared with that of a broad-based securities index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website at www.MuzinichUSFunds.com, by calling the Fund toll-free at 1-855-MUZINICH (1‑855-689-4642) or by e-mailing the Fund at MuzinichUSFunds@muzinich.com.

Calendar Year Total Return as of December 31 – Supra Institutional Class

Highest Quarterly Return:	Q2 2020	9.29%

Lowest Quarterly Return:	Q1 2020	-11.16%

Average Annual Total Return as of December 31, 2022
	1 Year	5 Years	Since Inception
Supra Institutional Class
Return Before Taxes	-11.61%	1.78%	3.37%
Return After Taxes on Distributions	-13.56%	-0.93%	0.38%
Return After Taxes on Distributions and Sale of Fund Shares	-6.84%	0.34%	1.38%
Institutional Class – Return Before Taxes	-11.71%	1.73%	3.32%
ICE BofA BB-B U.S. Cash Pay High Yield Constrained Index (reflects no deduction for fees, expenses or taxes)	-10.54%	2.32%	4.36%

“Since Inception” performance for each share class above is shown from March 31, 2016. Institutional Class shares commenced operations on March 27, 2017. Supra Institutional Class shares commenced operations on March 31, 2016. Performance for the Institutional Class shares prior to the inception date reflects the performance of the Supra Institutional Class shares adjusted for Institutional Class shares expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation

Summary Section – Muzinich U.S. High Yield Credit Fund

and may differ from those shown. In certain cases, the figure representing “Return after Taxes on Distribution and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns are shown only for Supra Institutional Class and after-tax returns for other classes will differ.

Management

Investment Advisor	Portfolio Managers
Muzinich & Co., Inc.	Bryan Petermann, MBA, Portfolio Manager, Managed the Fund since inception in 2016.
Kevin Ziets, MBA, CFA, Portfolio Manager, Managed the Fund since 2020.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem U.S. High Yield Fund shares on any business day by written request via mail (Muzinich U.S. High Yield Credit Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, or by telephone at 1‑855‑MUZINICH (toll free). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Class A Shares
– Standard Accounts	$10,000	$100
– Traditional and Roth IRAs	$500	$100
– Accounts with Automatic Investment Plans	$500	$100
Institutional Shares
– Standard Accounts	$1,000,000	$100
– Qualified Retirement Plans	$10,000	$100
Supra Institutional Shares
– Standard Accounts	$5,000,000	$100
– Qualified Retirement Plans	$50,000	$100

Tax Information
The U.S. High Yield Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement that does not use borrowed funds, such as a 401(k) plan or an individual retirement account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the U.S. High Yield Fund through a broker-dealer or other financial intermediary (such as a fund-supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section
Muzinich Low Duration Fund

Investment Objective
The Muzinich Low Duration Fund (the “Low Duration Fund” or the “Fund”) seeks to protect capital and generate positive returns under most market conditions.

Fees and Expenses
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Low Duration Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and expenses below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and under “Choosing a Share Class” on Page 55 of the Prospectus and “Additional Purchase and Redemption Information” on Page 53 of the Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Supra Institutional
Maximum Front End Sales Charge	4.25%	None
Redemption Fee (as a % of amount redeemed less than 90 days after purchase)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A		Supra Institutional
Management Fees		0.45%		0.45%
Distribution and/or Service (12b-1) Fees		0.25%		None
Other Expenses(1)		0.16%		0.16%
Shareholder Servicing Fees (up to 0.10% for Class A shares)	0.10%		N/A
Total Annual Fund Operating Expenses		0.96%		0.61%
Fee Waiver and/or Expense Reimbursement		-0.11%		-0.11%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)		0.85%		0.50%
(1) Other expenses for Class A shares of the Fund are based on estimated amounts for the current fiscal year.
(2)    Muzinich & Co., Inc. (the “Advisor”) has contractually agreed to waive its fees and/or reimburse certain expenses (excluding taxes, interest expenses, interest on short positions, portfolio transaction expenses, acquired fund fees and expenses, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class specific expenses) to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.50% of the Low Duration Fund’s average daily net assets indefinitely, but at least through April 30, 2024 (the “Expense Cap”). The Expense Cap may be changed or eliminated at any time after April 30, 2024, by the Board of Trustees upon 60 days’ prior written notice to the Advisor, or by the Advisor with the consent of the Board of Trustees. The Advisor is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the fees were waived and/or expenses were paid. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in place at the time of the waiver or at the time of reimbursement.

Summary Section – Muzinich Low Duration Fund

Example
The Example below is intended to help you compare the cost of investing in the Low Duration Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap in the first year only). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$508	$707	$923	$1,543
Supra Institutional Shares	$51	$184	$329	$752

Portfolio Turnover
The Low Duration Fund pays transaction costs, such as commissions or spreads, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2022, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies
The Muzinich Low Duration Fund normally invests at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in a well-diversified portfolio of corporate bonds and syndicated loans, including floating rate loans and restricted securities such as bonds issued pursuant to Rule 144A. Like bonds, syndicated loans represent amounts borrowed by companies or other entities. Investments are primarily made in securities of companies domiciled in or with principal business in developed markets, both outside and within the United States. The Fund may have a majority of its assets in foreign fixed income securities, with permitted-currency emerging market exposure not to exceed 20% of the Fund’s net assets. The permitted currencies of the Fund’s securities will be U.S. dollars (USD), euros (EUR), Swiss francs (CHF), and British pounds (GBP). The Fund may invest up to 25% of its net assets in the banking sector and up to 20% of its net assets in the diversified financials sector.

The Advisor may manage and adjust overall portfolio duration and credit risk exposure by the strategic use of derivatives that are primarily used to reduce portfolio volatility. In this context, the Advisor would expect to principally use credit index derivatives or options thereon and/or futures and options on primarily U.S. Treasuries and other developed market government bonds to manage portfolio duration and credit spread sensitivity. The Advisor generally focuses on risk management from a long-term perspective, rather than only being reactive to intermittent periods of market volatility, thus allowing portfolio management to focus on long-term investing.

The Fund’s holdings maintain an average investment grade rating of at least Baa3 or BBB- according to the Manager’s compilation of the highest ratings available for each bond from Moody’s, Standard & Poor’s, or Fitch, as applicable. The Advisor will assign a rating to unrated bonds for this purpose. No more than 40% of the Fund’s net assets may be “junk bonds” rated, by the highest rating available for each issue, below investment grade (Ba1 or BB1, as applicable) by Moody’s, Standard & Poor’s or Fitch, or as deemed equivalent by the Advisor. As this is a credit-focused fund, investments may also include asset-backed securities (“ABS”) including mortgage-backed securities (“MBS”) and securities backed by other forms of loans or securities. The Fund may invest in mutual funds (including affiliated mutual funds) and/or exchange-traded funds (“ETFs”) which invest principally in any of the previously mentioned types of fixed income securities and such investments in fixed income mutual funds and ETFs

Summary Section – Muzinich Low Duration Fund

will be included in the Fund’s 80% test. The mutual funds and ETFs in which the Fund invests have an investment objective similar to that of the Fund or are otherwise permitted investments in accordance with the Fund’s investment policies described herein.

The Advisor seeks to reduce, but cannot eliminate, the risk to the Fund from rising interest rates, which will typically result in falling bond prices, by investing principally in securities with shorter durations. The Low Duration Fund’s average “duration-to-worst” profile is usually targeted at no more than two years, and, under normal market conditions, is not expected to exceed three years. Duration-to-worst is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. Due to market fluctuations, the average “duration-to-worst” profile of the portfolio may vary from time to time. It is anticipated that most bonds in the portfolio will have a remaining maturity of between zero and ten years. The Advisor believes that this short duration approach reduces the risk to the portfolio from rising interest rates, but cannot eliminate it entirely.

Although the Advisor will consider ratings assigned by ratings agencies in selecting the portfolio’s debt instruments, it relies principally on its own research and investment analysis. As applicable, the Advisor considers both company-specific quantitative and qualitative factors such as: a company’s managerial strength and commitment to debt repayment, anticipated cash flow, debt maturity schedules, borrowing requirements, use of borrowing proceeds, asset coverage and earnings prospects; legislation, regulation, litigation, transparency, market perspective or other environmental, social and governance (ESG) risks; and the strength and depth of the protections afforded the lender through the documentation governing the bond or syndicated loan issuance. The types of ESG factors that the Advisor believes can impact financial risks derive from, among other issues: changes to regulations, changes to consumer preferences, technology advancements, climate impacts, litigation risks, efficiency, brand value, innovation, market disruption/obsolescence, respect for human rights, anti-corruption, anti-bribery matters, and social license to operate. As a result of considering ESG factors in the Advisor’s investment decision process, an investment may be excluded or rejected where Muzinich believes those factors imply heightened risk of decreased liquidity of an investment and/or other negative financial impacts. In line with this, securities ineligible for investment by the Norges Bank Investment Management Company are also ineligible for inclusion in the Fund.

The portfolio is actively managed and the Fund may sell a holding when it has already met or no longer meets the portfolio managers’ expectations, no longer offers compelling relative value, shows deteriorating fundamentals, or it falls short of the portfolio managers’ expectations. The portfolio managers may also decide to continue to hold a bond or loan (or related securities) after a default.

Principal Investment Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Low Duration Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following are the principal risks that could affect the value of your investment. These principal risks are divided into (a) strategy-related risks, meaning those related to the Fund as a result of its particular investment strategy, (b) risks related to market, structural and/or operational matters which are applicable to investments more broadly due to the nature of investing in funds generally, and (c) additional risks, which are presented in alphabetical order (each of which is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears):

Strategy-Related Risks
•Credit Risk – The risk that money lent to a company through a bond or syndicated loan will not be repaid. This risk is higher for high yield instruments than for higher-rated investment grade corporate

Summary Section – Muzinich Low Duration Fund

paper. However, credit ratings are subjective; no rating level is immune from default. High yield bonds and other types of high yield debt securities have greater credit risk than higher quality debt securities because the companies that issue them are not as financially strong as companies with investment grade ratings and may be highly leveraged.
•Below Investment Grade Securities (Junk Bond) Risk – The Low Duration Fund’s investment in below-investment grade bonds or loans or other fixed-income securities (i.e., high yield or junk) exposes the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade bonds or loans or other similarly rated debt securities. High yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. If there is a “flight to safety,” the market’s perception of “high yield” securities may turn negative, and these types of securities may become perceived as “high risk.”
•Foreign Securities and Emerging Markets Risk – Non-U.S. securities carry their own risks. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Low Duration Fund’s portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Emerging markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies the value of which against the U.S. dollar is determined by the government, rather than by the markets. It can be more difficult to enforce liens on collateral for securities purchased in some foreign jurisdictions, including some emerging market jurisdictions. Further, foreign securities are subject to the potential imposition of sanctions by the U.S. government which may impact the Fund’s ability to transact in such assets and which may negatively impact the price and liquidity of such holdings.
•Currency Risk and Hedging Risk – The Low Duration Fund will endeavor to limit price fluctuations caused by the changing relative value of currencies in which the Fund invests, but hedging involves costs and there can be no assurance that the Fund will be perfectly hedged or that the hedging will work as anticipated.
•Liquidity Risk – High yield fixed income instruments tend to be less liquid than higher quality debt instruments, meaning that at times it may be difficult to sell high yield fixed income instruments at a reasonable price. If the Low Duration Fund is unable to sell a high yield fixed income instrument, it may have to lower the selling price, sell other investments, or forgo another, more appealing investment opportunity. Additionally, floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. Loans and other securities may trade only in the over-the-counter market rather than on an organized exchange and may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Additionally, loan transactions may require extended settlement periods before cash is received.
•Interest Rate Risk – When interest rates rise, prices of fixed income securities generally fall and when interest rates fall, prices of fixed income securities generally rise. In general, fixed income securities with longer maturities or durations are more sensitive to interest rate changes.
•Derivatives Risk – The risk that an investment in derivatives will not perform as anticipated, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; that a derivative will not perform in the manner anticipated by the Advisor; or that,

Summary Section – Muzinich Low Duration Fund

when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.
•Financial Services Sector Risk – A fund investing principally in securities of companies in the financial services sector, including the banking sector and diversified financials sector, is particularly vulnerable to events affecting that sector. Financial services companies can be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors.

Market-, Structural- and Operational-Related Risks
•General Market Risk – Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes due to a number of factors, including: inflation (or expectations for inflation); interest rates; global demand for particular products or resources; natural disasters or events; pandemic diseases; terrorism; regulatory events; and government controls. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war resulting from Russia’s invasion of Ukraine, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.
•Active Management Risk – The Low Duration Fund is actively managed and relies on the expertise of the Advisor. The Fund may underperform other mutual funds with similar investment objectives.
•Redemption Risk – The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. A general rise in interest rates, perhaps because of changing government policies, has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Summary Section – Muzinich Low Duration Fund

Additional Risks
The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

•Asset-Backed Securities Risk – Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.
•Counterparty Risk – Counterparty risk arises upon entering into borrowing arrangements and is the risk from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Low Duration Fund’s loss will generally consist of the net amount of contractual payments that the Fund has not yet received, though the Fund’s maximum risk due to counterparty credit risk could extend to the notional amount of the contract should the underlying asset on which the contract is written have no offsetting market value. The “notional value” is generally defined as the value of the derivative’s underlying assets at the spot price. The Fund could be exposed to increased leverage risk should it finance derivative transactions without holding cash or cash equivalents equal to the notional value of its derivative positions.
•ESG Exclusion Risk – The risk arising from the Fund’s exclusion of securities issued by companies deemed ineligible or unattractive for investment due to environmental, social and governance (ESG) -related characteristics, even if these securities might otherwise comprise part of the Fund’s eligible investment universe. One or more of the securities issued by these companies which may otherwise be eligible for investment by the Fund may outperform the securities selected for the Fund.
•ESG Information Risk – In considering ESG risks in its investment decisions, the Advisor relies on information and data that could be incomplete or erroneous and/or which may reflect information and opinions that vary from source to source. Further, ESG data providers and market participants may have different methods for prioritizing or interpreting ESG information (or the lack thereof), causing them to reach different conclusions about the attractiveness or value of a particular company. These factors could cause the Advisor to incorrectly assess a company’s ESG-related characteristics and risk therefrom, and to therefore under- or over-estimate a security’s attractiveness relative to other investment opportunities.
•Extension Risk – Some fixed income securities are subject to the risk that the fixed income security’s effective maturity is extended because calls or prepayments are less or slower than anticipated, particularly when interest rates rise. The market value of such security may then decline and become more interest rate sensitive.
•Impairment of Collateral Risk – The value of any collateral securing a bond or loan can decline, and may be insufficient to meet the borrower’s obligations or be difficult to liquidate. In addition, the Low Duration Fund’s access to collateral may be limited by bankruptcy or other insolvency laws.
•Investment Company and ETF Risk – Investing in other investment companies, including ETFs, involves the risk that the other investment company or ETF will not achieve its investment objective or execute its investment strategy effectively or that large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. Additionally, the Fund must pay its pro rata portion of an investment company’s fees and expenses. (Affiliated mutual funds will not charge duplicate fees and expenses.) Finally, other investment companies and ETFs will have similar underlying risks as the Fund, including credit risk, liquidity risk and management risk.
•Issuer Risk – An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Low Duration Fund’s performance.

Summary Section – Muzinich Low Duration Fund

•Portfolio Turnover Risk – High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the Fund’s shareholders.
•Prepayment Risk – Prepayment risk occurs when a fixed income security can be repaid in whole or in part prior to the security’s maturity and the Low Duration Fund must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest. Also, if a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments generally increase when interest rates fall.
•Ratings Agencies Risk – The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure. Ratings agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, ratings agencies are subject to an inherent conflict of interest, because they are often compensated by the same issuers whose securities they grade.
•Restricted Securities Risk – Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid, and the Fund may be unable to sell them at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for restricted securities. In addition, the Fund may get only limited information about the issuer of a restricted security.
•Risks Associated with the Discontinuation of the London Interbank Offered Rate (“LIBOR”) – LIBOR has historically been the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR has also historically been a significant factor in relation to payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. LIBOR is currently in the process of being phased out. The transition from LIBOR and the terms of any replacement rate(s), including, for example, a secured overnight financing rate (“SOFR”) or another rate based on SOFR, may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. There are significant differences between LIBOR and SOFR, such as LIBOR being an unsecured lending rate while SOFR is a secured lending rate. As such, the transition away from LIBOR may adversely affect the Fund’s performance.
•Syndicated (Floating Rate, Bank, Leveraged, Senior) Loan Risk – The Fund may invest in syndicated loans which include interests in loans to companies or their affiliates undertaken for various purposes. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a company and one or more financial institutions, including banks. Loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities. The Fund’s investment may be in the form of participation in loans or of assignments of all or a portion of loans from third parties. Investments in syndicated loans involve credit risk, interest rate risk, liquidity risk and other risks, including, but not limited to, the risk that any collateral may become impaired, may be insufficient to meet the obligations of the borrower or may be difficult to liquidate. These investments are also subject to the risk that the Fund may obtain less than the full value for the loan interests when sold. Moreover, loan transactions may have significantly longer settlement periods (i.e., longer than seven days) than more traditional investments and, as a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans. The Fund has

Summary Section – Muzinich Low Duration Fund

the power to engage in short-term borrowing to meet short-term liquidity needs that might arise from any lengthy loan settlement periods.
•U.S. Government Securities Risk – Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.

Performance Information
The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance from year to year for the Supra Institutional Class. The table below illustrates how the Fund’s average annual total returns for the 1-year, 5-year, and since inception periods compared with that of a broad-based securities index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website at www.MuzinichUSFunds.com, by calling the Fund toll-free at 1-855-MUZINICH (1‑855-689-4642) or by e-mailing the Fund at MuzinichUSFunds@muzinich.com.

Calendar Year Total Return as of December 31 – Supra Institutional Class

Highest Quarterly Return:	Q2 2020	7.86%

Lowest Quarterly Return:	Q1 2020	-9.49%

Average Annual Total Return as of December 31, 2022
	1 Year	5 Years	Since Inception
Supra Institutional Class
Return Before Taxes	-3.41%	2.01%	2.38%
Return After Taxes on Distributions	-4.6%	0.35%	0.92%
Return After Taxes on Distributions and Sale of Fund Shares	-1.75%	0.95%	1.29%
ICE BofA 1-3 Year U.S. Corporate & Government Index (reflects no deduction for fees, expenses or taxes)	-3.77%	0.93%	0.79%

“Since Inception” performance above is shown from June 30, 2016, the inception of the Supra Institutional Class shares.

Summary Section – Muzinich Low Duration Fund

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Management

Investment Advisor	Portfolio Managers
Muzinich & Co., Inc.	Tatjana Greil Castro, PhD, M.Sc., Portfolio Manager, Managed the Fund since inception in 2016.
Joseph Galzerano, MBA, CPA, Portfolio Manager, Managed the Fund since 2021.
Craig Guttenplan, CFA, Portfolio Manager, Managed the Fund since 2021.
Ian Horn, CFA, Portfolio Manager, Managed the Fund since 2020.
Richard Smith, CPA, Portfolio Manager, Managed the Fund since 2023.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Low Duration Fund shares on any business day by written request via mail (Muzinich Low Duration Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, or by telephone at 1‑855‑MUZINICH (toll free). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Class A Shares
– Standard Accounts	$10,000	$100
– Traditional and Roth IRAs	$500	$100
– Accounts with Automatic Investment Plans	$500	$100
Supra Institutional Shares
– Standard Accounts	$1,000,000	$100
– Qualified Retirement Plans	$10,000	$100

Tax Information
The Low Duration Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement that does not use borrowed funds, such as a 401(k) plan or an individual retirement account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Low Duration Fund through a broker-dealer or other financial intermediary (such as a fund-supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-

Summary Section – Muzinich Low Duration Fund

dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information about the Funds’ Principal Investment Strategies

Key Fund Information
This Prospectus contains information about the Muzinich Credit Opportunities Fund, the Muzinich U.S. High Yield Credit Fund, and the Muzinich Low Duration Fund and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

Investment Objective and Principal Investment Strategies
The Credit Opportunities Fund seeks primarily to provide a high level of income and capital appreciation. The U.S. High Yield Fund seeks to provide a high level of income on a risk-adjusted basis over a full market cycle. The Low Duration Fund seeks to protect capital and generate positive returns under most market conditions.

The investment objective of each Fund is non-fundamental; that is, it can be changed by a vote of the Board of Trustees (the “Board”) alone and without a shareholder vote upon at least 60 days’ prior written notice to shareholders. The objective and strategies description for a Fund tell you:

•what the Fund is trying to achieve;
•how the Advisor intends to invest your money; and
•what makes the Funds different from each other.

This section also provides a summary of each Fund’s principal investments, policies and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. The investment policies of a Fund concerning “80% of the Fund’s net assets” may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ prior written notice. For the purpose of this Prospectus, foreign securities are defined as non-U.S. securities that trade on foreign exchanges, including foreign over-the-counter markets.

Muzinich Credit Opportunities Fund

Principal Investment Strategies
The Credit Opportunities Fund seeks to achieve its objective by allocating the Fund’s assets among various credit sectors of the global fixed income markets which the Advisor finds attractive from time-to-time. When allocating assets into these various credit segments, the Advisor seeks to take advantage of potential differences in return expectations over the course of a full market cycle which may arise as these different credit sectors move in and out of favor. In seeking to achieve the Fund’s objective, the Advisor constructs the Fund’s portfolio targeting an average annual return over a full market cycle that meaningfully exceeds U.S. 3-month Treasurys within a volatility-managed framework. There can be no guarantee that the Fund will be able to provide such returns and you may lose money by investing in the Fund. The Fund pursues a “go-anywhere” strategy within the credit markets and will normally invest at least 80% of its net assets in corporate bonds and syndicated loans, including floating rate loans, that the Advisor believes have attractive risk/reward characteristics and which are issued by U.S. and foreign corporations. Syndicated loans represent amounts borrowed by companies or other entities. In many cases, they are issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancings. A syndicated loan typically has priority with respect to payment (to the extent assets are available) in the event of bankruptcy. The Fund generally will acquire syndicated loans as assignments from lenders. Floating rate loans have interest rates that reset periodically (annually or more frequently), generally based on a common interest rate index.

The Fund may invest up to 70% of its net assets in foreign securities, including up to 40% in issuers located in emerging market countries. The Fund invests in both investment grade rated bonds as well as below-investment grade (or “junk”) bonds. The Fund may invest up to 25% of its assets in below-investment grade bonds rated below B-/B3 (at the time of purchase) by Standard & Poor’s, Fitch or Moody’s, as applicable, or which are deemed equivalent by the Advisor. The Fund will not be required to sell holdings that fall to a rating below this ratings parameter. Moreover, up to 100% of the Fund may be invested in bonds that are rated below-investment grade or Advisor-rated at any time. The Fund will typically not purchase bonds that are in default. As this is a credit-focused fund, investments may also include asset-backed securities (“ABS”) including mortgage-backed securities (“MBS”) and securities backed by other forms of loans or securities. The Fund may invest up to 20% of its net assets in each of the banking sector and diversified financials sector. The Fund may invest in mutual funds (including affiliated mutual funds) and/or exchange-traded funds (“ETFs”) which invest principally in any of the previously mentioned types of fixed income securities and such investments in fixed income mutual funds and ETFs will be included in the Fund’s 80% test. The mutual funds and ETFs in which the Fund invests have an investment objective similar to the Fund’s or are otherwise permitted investments in accordance with the Fund’s investment policies described herein.

There are three major components to the Advisor’s investment decision-making process: (i) the determination of the appropriate asset allocation across the credit spectrum as well as desired geographical diversification, (ii) selection of individual investments for the Fund, and (iii) portfolio risk management. In the first two components, the Advisor’s Asset Allocation Group develops target top-down tactical allocation ranges. The portfolio managers then make the final allocation decision regarding the approximate percentage of the Fund that will be invested in each fixed income credit sector (for example, higher rated bonds vs. lower rated bonds), and within and across geographies (for example, emerging markets vs. U.S. bonds). The portfolio managers then select investments based on a bottom-up fundamental analysis/evaluation of potential investment opportunities. In the third component, the Advisor manages and adjusts overall portfolio duration and credit risk exposure by the strategic use of derivative transactions that are primarily used to reduce portfolio volatility. The Advisor expects to principally use credit index derivatives and/or futures and options on primarily U.S. Treasuries to manage portfolio duration and credit spread sensitivity. The Advisor focuses on risk management from a long term perspective, rather than being reactive to intermittent periods of market volatility, thus allowing portfolio management to focus on long-term investing.

The Fund may use derivatives in various ways. The Fund may use derivatives as a substitute for taking a long or short position in the reference asset or to gain exposure to certain asset classes; under such circumstances, the derivatives may have economic characteristics similar to those of the reference asset, and the Fund’s investment in the derivatives may be applied toward meeting a requirement to invest a certain percentage of its net assets in instruments with such characteristics. The Fund may use derivatives to hedge (or reduce) its exposure to a portfolio asset or risk. The Fund may also use derivatives to manage cash. By investing in derivatives, the Fund attempts to achieve the economic equivalence it would achieve if it were to invest directly in the underlying security.

To mitigate the counterparty risk resulting from swap transactions, the Fund will only enter into swap transactions with highly rated financial institutions specializing in this type of transaction and in accordance with the standard terms laid down by the International Securities Dealers Association.

Although the Advisor will consider ratings assigned by ratings agencies in selecting investments, it relies principally on its own research and investment analysis. Below investment grade debt securities are typically referred to as “high yield” or “junk” bonds or securities. The Fund’s investments may be unsecured or backed by receivables or other assets. Syndicated loans (which may be commonly referred to as “floating rate loans”) are another form of financing for corporations and are typically (1) secured by specific collateral or assets of the issuer or borrower, (2) will have claims senior to those of other parties who hold unsecured instruments, and (3) will feature interest rates that adjust or “float” periodically (generally with reference to a base lending rate such as London Interbank Offered Rate (“LIBOR”) or LIBOR replacement, plus a premium). The Advisor also considers the potential future liquidity of an issuer’s bonds.

By applying a bottom-up fundamental analysis/evaluation of potential investment opportunities and existing investments, the Advisor seeks to reduce the risk of default by the issuers of the investments in the portfolio. The Advisor believes that by diversifying the Fund’s portfolio of investments, the impact of potential default is reduced. The Advisor considers both company-specific quantitative and qualitative factors in selecting debt instruments in which to invest and integrates that research with its views on the broader economy. As applicable, some of the factors the Credit Opportunities Fund considers include:

•the overall economic outlook;
•the outlook for an issuer’s industry and an issuer’s competitive position therein;
•a company’s managerial strength and commitment to debt repayment;
•a company’s anticipated cash flow;
•a company’s debt maturity schedules;
•a company’s borrowing requirements;
•a company’s use of borrowing proceeds;
•a company’s asset coverage;
•a company’s earnings prospects;
•legislation, regulation, litigation, transparency, market perspective, or other environmental, social and governance (ESG) risks;
•the potential future liquidity of an issuer’s debt; and
•the strength and depth of the protections afforded the lender through the documentation governing the bond or syndicated loan issuance.

As noted above, ESG issues are among the factors the Advisor’s analysts consider in their credit evaluation processes in seeking to identify companies they believe pose risks that can negatively impact results for investors. The Advisor defines ESG factors as investment factors measured in non-financial terms (and not included on balance sheets) but which may be material to corporate financial performance. The types of ESG factors that the Advisor believes can impact financial risks derive from, among other issues: changes to regulations, changes to consumer preferences, technology advancements, climate impacts, litigation risks, efficiency, brand value, innovation, market disruption/obsolescence, respect for human rights, anti-corruption, anti-bribery matters, and social license to operate. The Advisor believes that ESG risks can have a material impact on the profitability, liquidity, financial profile and reputation of an investment and consequently on its return; however, the Advisor believes the materiality of ESG factors to investment outcomes can vary depending on sector, investment horizon and other contextual factors. Although the Advisor considers the potential materiality of ESG risks alongside financial metrics as part of its research and investment process, it generally does not follow a mechanistic approach to determine how certain ESG risks should impact buy, sell or weighting decisions on investments. Instead, it assesses ESG issues and potential materiality on a case-by-case basis based on available ESG data and other relevant investment considerations.

In order to assess the financial implications that may arise from ESG risks, the Advisor may utilize techniques including (but not limited to) integrating ESG research into its bottom-up credit analysis; considering third party ESG data resources; and discussing directly with underlying issuers their practices that may bear on ESG risks. The Advisor utilizes a variety of third party ESG data resources, although the specific resources the Advisor consults may differ from investment to investment and may change from time to time. For instance, currently, the Advisor frequently references professional ESG risk scoring provider Sustainalytics and climate-related data provider Institutional Shareholder Services (ISS). In addition, the Advisor may consider ESG information to the extent it is included in the analyses made available by ratings agencies Moody’s, Fitch and/or S&P. Furthermore the Advisor may review information produced by collaborative industry groups and/or non-governmental organizations (NGOs) such as, but not limited to, Transition Pathways Initiative and Climate Action 100+.

As a result of considering ESG factors in the Advisor’s investment decision process, an investment may be excluded or rejected where Muzinich believes those factors imply heightened risk of decreased liquidity of an investment and/or other negative financial impacts. In line with this, securities ineligible for investment by the Norges Bank Investment Management Company are also ineligible for inclusion in the Fund.

The Credit Opportunities Fund invests in fixed income instruments which can rise and fall with changes in the interest rate environment. In general, the longer the duration profile of a fixed-income portfolio, the greater the likelihood that an increase in interest rates will cause a fall in the price of the Fund’s securities. The Advisor does not manage the Fund to any particular duration. Rather, depending on the mix of securities within the Fund’s portfolio and market conditions, the portfolio’s average duration may change. The average duration-to-worst is anticipated to fall most often between zero and five years, with a concentration toward the middle of that range, but could be shortened or extended. (Duration-to-worst is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.) In general, the longer the duration of the Fund’s bonds and/or loans, the greater the magnitude of the decline in the price of the Fund’s shares that could result from an increase in interest rates.

The Advisor seeks to manage risk by managing portfolio duration and credit spread volatility using index derivatives.

The Fund is actively managed and the Fund may sell a holding when it has already met or no longer meets the portfolio managers’ expectations, no longer offers compelling relative value, shows deteriorating fundamentals, or if it falls short of the portfolio managers’ expectations. Trading securities frequently may lead to high portfolio turnover. Tax consequences are not a primary consideration in the Fund’s investment decisions. The Fund may also sell holdings as a result of a change in the top-down tactical asset allocation. Although the Fund will typically not purchase bonds or loans that are already in default, the portfolio managers may decide to continue to hold a bond or loan (or related securities) after a default. There is no limit on the amount of defaulted securities the Fund may hold.

Temporary Defensive Position
In order to respond to adverse market, economic, political or other conditions, the Credit Opportunities Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including short-term U.S. Government Securities, commercial paper, bankers’ acceptances, time deposits, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest, exchange traded funds and money market mutual funds). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Muzinich U.S. High Yield Credit Fund

Principal Investment Strategies
The U.S. High Yield Fund normally invests at least 80% of its net assets in high yield credit issued by companies with a domicile or principle place of business in the U.S. (“U.S. Corporations”). Credit instruments may include high yield bonds (commonly referred to as “junk” bonds), notes, loans, and other debt instruments. The Fund’s portfolio is typically well-diversified with below investment grade debt instruments issued by U.S. Corporations that the Advisor believes have attractive risk/reward characteristics. The Fund typically focuses on debt instruments rated below investment grade, defined as below BBB- or Baa3 by Standard & Poor’s, Fitch or Moody’s, as applicable, or which are deemed equivalent by the Advisor. High yield debt instruments in which the Fund invests may be unsecured or backed by receivables or other assets. The Fund may invest up to 20% of its net assets in foreign securities, of which 10% may include securities in emerging market countries. The Fund may invest up to 20% of its net assets in each of the banking sector and diversified financials sector. The Fund may invest in mutual funds (including affiliated mutual funds) and/or exchange-traded funds (“ETFs”) which invest in any of the previously mentioned types of fixed income securities and such investments in fixed income mutual funds and ETFs will be included in the Fund’s 80% test. The mutual funds and ETFs in which the Fund invests have an investment objective similar to the Fund’s or are otherwise permitted investments in accordance with the Fund’s investment policies described herein.

The Fund typically invests in highly leveraged companies. Although the Advisor will consider ratings assigned by ratings agencies in selecting high yield debt instruments, it relies principally on its own research and investment analysis. By applying a bottom-up fundamental evaluation of potential investment opportunities and existing investments, the Advisor seeks to reduce the risk of default inherent in high yield investments. The Advisor believes that by diversifying the Fund’s portfolio of investments, the impact of potential default is reduced. The Advisor considers both company-specific quantitative and qualitative factors in selecting debt instruments in which to invest and integrates that research with its views on the broader economy. As applicable, some of the factors the U.S. High Yield Fund considers include:

•the overall economic outlook;
•the outlook for an issuer’s industry and an issuer’s competitive position therein;
•a company’s managerial strength and commitment to debt repayment;
•a company’s anticipated cash flow;
•a company’s debt maturity schedules;
•a company’s borrowing requirements;
•a company’s use of borrowing proceeds;
•a company’s asset coverage;
•a company’s earnings prospects;
•legislation, regulation, litigation, transparency, market perspective or other environmental, social and governance (ESG) risks;
•the potential future liquidity of an issuer’s debt; and
•the strength and depth of the protections afforded the lender through the documentation governing the bond or syndicated loan issuance.

As noted above, ESG issues are among the factors the Advisor’s analysts consider in their credit evaluation processes, in seeking to identify companies they believe pose risks that can negatively impact results for investors. The Advisor defines ESG factors as investment factors measured in non-financial terms (and not included on balance sheets) but which may be material to corporate financial performance. The types of ESG factors that the Advisor believes can impact financial risks derive from, among other issues: changes to regulations, changes to consumer preferences, technology advancements, climate impacts, litigation risks, efficiency, brand value, innovation, market disruption/obsolescence, respect for human rights, anti-corruption, anti-bribery matters, and social license to operate. The Advisor believes that ESG risks can have a material impact on the profitability, liquidity, financial profile and reputation of an investment and consequently on its return; however, the Advisor believes the materiality of ESG factors to investment outcomes can vary depending on sector, investment horizon and other contextual factors. Although the Advisor considers the potential materiality of ESG risks alongside financial metrics as part of its research and investment process, it generally does not follow a mechanistic approach to determine how certain ESG risks should impact buy, sell or weighting decisions on investments. Instead, it assesses ESG issues and potential materiality on a case-by-case basis based on available ESG data and other relevant investment considerations.

In order to assess the financial implications that may arise from ESG risks, the Advisor may utilize techniques including (but not limited to), integrating ESG research into its bottom-up credit analysis; considering third party ESG data resources; and discussing directly with underlying issuers their practices that may bear on ESG risks. The Advisor utilizes a variety of third party ESG data resources, although the specific resources the Advisor consults may differ from investment to investment and may change from time to time. For instance, currently, the Advisor frequently references professional ESG risk scoring provider Sustainalytics and climate-related data provider Institutional Shareholder Services (ISS). In addition, the Advisor may consider ESG information to the extent it is included in the analyses made available by ratings agencies Moody’s, Fitch and/or S&P. Furthermore the Advisor may review information produced by collaborative industry groups and/or non-governmental organizations (NGOs) such as, but not limited to, Transition Pathways Initiative and Climate Action 100+.

As a result of considering ESG factors in the Advisor’s investment decision process, an investment may be excluded or rejected where Muzinich believes those factors imply heightened risk of decreased liquidity of an investment and/or other negative financial impacts. In line with this, securities ineligible for investment by the Norges Bank Investment Management Company are also ineligible for inclusion in the Fund.

The U.S. High Yield Fund invests in fixed income instruments which can rise and fall with changes in the interest rate environment. In general, the longer the duration-to-worst profile of a fixed-income portfolio, the greater the magnitude of the increase in interest rates will cause a fall in the price of the Fund’s securities that could result from an increase in interest rates. The Advisor does not manage the Fund to any particular duration. Rather, the securities within the Fund’s portfolio are consistent with general market duration (defined as “duration-to-worst”), typically averaging between two to four years at any point in time. (Duration-to-worst is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The duration-to-worst of the Fund’s investment portfolio may vary materially from its target, from time to time, and there is no assurance that the effective duration of the Fund’s investment portfolio will not exceed these limits.)

The Fund may use derivatives in various ways. The Fund may use derivatives as a substitute for taking a long or short position in the reference asset or to gain exposure to certain asset classes; under such circumstances, the derivatives may have economic characteristics similar to those of the reference asset, and the Fund’s investment in the derivatives may be applied toward meeting a requirement to invest a certain percentage of its net assets in instruments with such characteristics. The Fund may use derivatives to hedge (or reduce) its exposure to a portfolio asset or risk. The Fund may also use derivatives to manage cash. By investing in derivatives, the Fund attempts to achieve the economic equivalence it would achieve if it were to invest directly in the underlying security.

The Fund is actively managed and the Fund may sell a holding when it has already met or no longer meets the portfolio managers’ expectations, no longer offers compelling relative value, shows deteriorating fundamentals, or if it falls short of the portfolio managers’ expectations. Trading securities frequently may lead to high portfolio turnover. Tax consequences are not a primary consideration in the Fund’s investment decisions. Although the Fund will typically not purchase bonds or loans that are already in default, the portfolio managers may decide to continue to hold a bond or loan (or related securities) after a default. There is no limit on the amount of defaulted securities the Fund may hold.

Temporary Defensive Position
In order to respond to adverse market, economic, political or other conditions, the U.S. High Yield Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including short-term U.S. Government Securities, commercial paper, bankers’ acceptances, time deposits, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest, exchange traded funds and money market mutual funds). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Muzinich Low Duration Fund

Principal Investment Strategies
The Muzinich Low Duration Fund normally invests at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in a well-diversified portfolio of corporate bonds and syndicated loans, including floating rate loans. Like bonds, syndicated loans represent amounts borrowed by companies or other entities. Investments are primarily made in securities domiciled in or with principal business in developed markets, both outside the United States and within the United States. The Fund is not limited in its exposure to foreign securities, except that permitted-currency emerging market exposure is not to exceed 20% of the Fund’s net assets. The Fund’s permitted currencies will be USD, EUR, CHF, or GBP. The Fund may invest up to 25% of its net assets in the banking sector and up to 20% of its net assets in the diversified financials sector.The Fund’s holdings maintain an average investment grade rating of at least Baa3 or BBB- according to the Manager’s compilation of the highest ratings available for each bond from Moody’s, Standard & Poor’s or Fitch, as applicable (or as deemed equivalent by the Advisor), respectively, and will at all times invest at least 60% of its net asset value in investment grade bonds (including ancillary liquid assets) including bonds with at least one investment grade rating or as deemed equivalent by the Advisor. The Advisor will assign a rating to unrated bonds for this purpose. No more than 40% of the Fund’s net asset value may be rated below investment grade (each holding according to its highest rating available), and each security must have a rating at purchase of at least B3/B- by at least one rating agency (or as deemed equivalent by the Advisor). As this is a credit-focused fund, investments may also include asset-backed securities (“ABS”) including mortgage-backed securities (“MBS”) and securities backed by other forms of loans or securities. The Fund may invest in mutual funds (including affiliated mutual funds) and/or exchange-traded funds (up to 80% of its net assets) which invest principally in any of the previously mentioned types of fixed income securities and such investments in fixed income mutual funds and ETFs will be included in the Fund’s 80% test. The mutual funds and ETFs in which the Fund invests have an investment objective similar to the Fund’s or are otherwise permitted investments in accordance with the Fund’s investment policies described herein.

The Advisor seeks to reduce, but cannot eliminate, the risk to the Fund from rising interest rates, which will typically result in falling bond prices, by investing principally in securities with shorter durations. The Low Duration Fund’s “duration-to-worst” profile is usually no more than two years on average, and, under normal market conditions, is not expected to exceed three years. Due to market fluctuations, the average “duration-to-worst” profile of the portfolio may vary from time to time. (Duration-to-worst is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.) In general, the longer the duration of the Fund’s bonds and/or loans, the greater the likelihood that an increase in interest rates would cause a decline in the price of the Fund’s shares. The Advisor believes that this short duration approach reduces the risk to the portfolio from rising interest rates, although it cannot eliminate it entirely.

Although the Advisor will consider ratings assigned by ratings agencies in selecting the portfolio’s debt instruments, it relies principally on its own research and investment analysis. For bonds rated below investment grade in particular, by applying a bottom-up fundamental evaluation of potential investment opportunities and existing investments, the Advisor seeks to reduce the risk of default by the issuers of the investments in the portfolio. The Advisor believes that by diversifying the Fund’s portfolio of investments, the impact of potential default is reduced. The Advisor considers both company-specific quantitative and qualitative factors in selecting debt instruments in which to invest and integrates that research with its views on the broader economy. As applicable, some of the factors the Low Duration Fund considers include:

•the overall economic outlook;
•the outlook for an issuer’s industry and an issuer’s competitive position therein;
•a company’s managerial strength and commitment to debt repayment;
•a company’s anticipated cash flow;
•a company’s debt maturity schedules;
•a company’s borrowing requirements;
•a company’s use of borrowing proceeds;
•a company’s asset coverage;
•a company’s earnings prospects;
•legislation, regulation, litigation, transparency, market perspective, or other environmental, social and governance (ESG) risks;
•the potential future liquidity of an issuer’s debt; and
•the strength and depth of the protections afforded the lender through the documentation governing the bond or syndicated loan issuance.

As noted above, ESG issues are among the factors the Advisor’s analysts consider in their credit evaluation processes in seeking to identify companies they believe pose risks that can negatively impact results for investors. The Advisor defines ESG factors as investment factors measured in non-financial terms (and not included on balance sheets) but which may be material to corporate financial performance. The types of ESG factors that the Advisor believes can impact financial risks derive from, among other issues: changes to regulations, changes to consumer preferences, technology advancements, climate impacts, litigation risks, efficiency, brand value, innovation, market disruption/obsolescence, respect for human rights, anti-corruption, anti-bribery matters, and social license to operate. The Advisor believes that ESG risks can have a material impact on the profitability, liquidity, financial profile and reputation of an investment and consequently on its return; however, the Advisor believes the materiality of ESG factors to investment outcomes can vary depending on sector, investment horizon and other contextual factors. Although the Advisor considers the potential materiality of ESG risks alongside financial metrics as part of its research and investment process, it generally does not follow a mechanistic approach to determine how certain ESG risks should impact buy, sell or weighting decisions on investments. Instead, it assesses ESG issues and potential materiality on a case-by-case basis based on available ESG data and other relevant investment considerations.

In order to assess the financial implications that may arise from ESG risks, the Advisor may utilize techniques including (but not limited to) integrating ESG research into its bottom-up credit analysis; considering third party ESG data resources; and discussing directly with underlying issuers their practices that may bear on ESG risks. The Advisor utilizes a variety of third party ESG data resources, although the specific resources the Advisor consults may differ from investment to investment and may change from time to time. For instance, currently, the Advisor frequently references professional ESG risk scoring provider Sustainalytics and climate-related data provider Institutional Shareholder Services (ISS). In addition, the Advisor may consider ESG information to the extent it is included in the analyses made available by ratings agencies Moody’s, Fitch and/or S&P. Furthermore the Advisor may review information produced by collaborative industry groups and/or non-governmental organizations (NGOs) such as, but not limited to, Transition Pathways Initiative and Climate Action 100+.

As a result of considering ESG factors in the Advisor’s investment decision process, an investment may be excluded or rejected where Muzinich believes those factors imply heightened risk of decreased liquidity of an investment and/or other negative financial impacts. In line with this, securities ineligible for investment by the Norges Bank Investment Management Company are also ineligible for inclusion in the Fund.

The Fund’s investment portfolio will be diversified as to issuer and industry, with no single corporate issuer comprising more than 3% of the Fund’s net asset value.

The Advisor may manage and adjust overall portfolio duration and credit risk exposure by the strategic use of derivatives that are primarily used to reduce portfolio volatility. In this context, the Advisor would expect to principally use credit index derivatives and/or futures and options on primarily U.S. Treasuries and other developed market government bonds to manage portfolio duration and credit spread sensitivity. The Advisor focuses on risk management from a long-term perspective, rather than being reactive to intermittent periods of market volatility, thus allowing portfolio management to focus on long-term investing.

To mitigate the counterparty risk resulting in swap transactions, the Fund will only enter into swap transactions with highly rated financial institutions specializing in this type of transaction and in accordance with the standard terms laid down by the International Securities Dealers Association.

The Fund is actively managed and the Fund may sell a holding when it meets the portfolio managers’ expectations, no longer offers compelling relative value, shows deteriorating fundamentals, or it falls short of the portfolio managers’ expectations. The portfolio managers may also decide to continue to hold a bond or loan (or related securities) after a default.

Temporary Defensive Position
In order to respond to adverse market, economic, political or other conditions, the Low Duration Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including short-term U.S. Government Securities, commercial paper, bankers’ acceptances, time deposits, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest, exchange traded funds and money market mutual funds). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance and there is no assurance that a defensive position will be used. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Principal Risks
An investment in a Fund is subject to the principal risks identified with respect to such Fund below. As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that a Fund will achieve its investment objective, and an investment in the Fund is not by itself a complete or balanced investment program. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the applicable Fund(s), regardless of the order in which they appear. Following the table, each risk is explained to provide additional information regarding the principal risks that could affect the value of your investment:

	Muzinich Credit Opportunities Fund	Muzinich U.S. High Yield Credit Fund	Muzinich Low Duration Fund
Active Management Risk	X	X	X
Asset-Backed Securities Risk	X		X
Below-Investment Grade Securities Risk	X	X	X
Counterparty Risk	X	X	X
Credit Risk	X	X	X
Currency Risk and Hedging Risk	X	X	X
Derivatives Risk	X	X	X
ESG Exclusion Risk	X	X	X
ESG Information Risk	X	X	X
Extension Risk	X	X	X
Financial Services Sector Risk	X	X	X
Foreign Securities and Emerging Market Risk	X	X	X
General Market Risk	X	X	X
Impairment of Collateral Risk	X	X	X
Interest Rate Risk	X	X	X
Investment Company and ETF Risk	X	X	X
Issuer Risk	X	X	X
Liquidity Risk	X	X	X
Portfolio Turnover Risk	X	X	X
Prepayment Risk	X	X	X
Ratings Agencies Risk	X	X	X
Redemption Risk	X	X	X
Restricted Securities Risk	X	X	X
Risks Associated with the Discontinuation of the London Interbank Offered Rate (“LIBOR”)	X	X	X
Syndicated (Floating Rate, Bank, Leveraged, Senior) Loan Risk	X	X	X
U.S. Government Securities Risk	X	X	X

Active Management Risk:	Each Fund is actively managed and relies on the expertise of the Advisor, and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving a Fund’s investment objective. Due to its active management, a Fund could underperform other mutual funds with similar investment objectives.

Asset-Backed Securities Risk:	Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Below-Investment Grade Securities Risk:	Securities that are rated below-investment grade (sometimes referred to as “high-yield” or “junk”), including those bonds rated lower than “BBB-” by Standard and Poor’s or Fitch or “Baa3” by Moody’s, or that are unrated but judged by the Advisor to be of comparable quality, at the time of purchase, involve greater risk of default and are more volatile than investment grade securities. Below-investment grade securities may also be less liquid than higher quality securities, and may cause income and principal losses for the Fund. If there is a “flight to safety,” the market’s perception of “high yield” securities may turn negative, and these types of securities may become perceived as “high risk.”

Counterparty Risk:	Counterparty risk arises upon entering into borrowing arrangements and is the risk from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Fund’s loss will generally consist of the net amount of contractual payments that the Fund has not yet received, though the Fund’s maximum risk due to counterparty credit risk could extend to the notional amount of the contract should the underlying asset on which the contract is written have no offsetting market value. The “notional value” is generally defined as the value of the derivative’s underlying assets at the spot price. The Fund could be exposed to increased leverage risk should it finance derivative transactions without holding cash or cash equivalents equal to the notional value of its derivative positions.

Credit Risk:	The value of your investment in a Fund may change in response to the credit ratings of that Fund’s fixed income portfolio securities. The degree of risk for a particular security may be reflected in its credit rating. However, credit ratings are subjective; no rating level is immune from default. Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an Issuer of a fixed income security held by a Fund may cause it to default or become unable to pay interest or principal due on the security. A Fund may not collect interest and principal payments on a fixed income security if the issuer defaults. High yield bonds, loans and other types of high yield debt securities have greater credit risk than higher quality debt securities because the companies that issue them are not as financially strong as companies with investment grade ratings and may be highly leveraged.

Currency Risk and Hedging Risk:	Each Fund will endeavor to limit price fluctuations caused by the changing relative value of currencies in which a Fund invests, but hedging involves costs and there can be no assurance that a Fund will be perfectly hedged or that the hedging will work as anticipated.

Derivatives Risk:
Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Derivatives may result in investment exposures that are greater than their cost would suggest; in other words, a small investment in a derivative may have a large impact on a Fund’s performance. The successful use of derivatives may depend on the manager’s ability to anticipate market movements.

A Fund may use derivatives in various ways. A Fund may use derivatives as a substitute for taking a position in the reference asset or to gain exposure to certain asset classes; under such circumstances, the derivatives may have economic characteristics similar to those of the reference asset, and the Fund’s investment in the derivatives may be applied toward meeting a requirement to invest a certain percentage of its net assets in instruments with such characteristics. A Fund may use derivatives to hedge (or reduce) its exposure to a portfolio asset or risk. A Fund may use derivatives for leverage. A Fund may also use derivatives to manage cash.

Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, credit risk and general market risks. A Fund’s use of derivatives may entail risks greater than, or possibly different from, such risks and other Principal Risks to which the Fund is exposed, as described below. Certain of the different risks to which a Fund might be exposed due to its use of derivatives include the following:

Hedging Risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they also may offset gains.
Correlation Risk is the risk that derivative instruments may be mispriced or improperly valued and that changes in the value of the derivatives may not correlate perfectly with the underlying asset or security.
Volatility Risk is the risk that, because a Fund may use some derivatives that involve economic leverage, this economic leverage will increase the volatility of the derivative instruments as they may increase or decrease in value more quickly than the underlying currency, security, interest rate or other economic variable.
Credit Derivatives Risk is the risk associated with the use of derivatives, which are highly specialized activities or instruments that involve strategies and risks different from those associated with ordinary portfolio security transactions. If the Advisor is incorrect in its forecast of default risks, market spreads or other applicable factors, a Fund’s investment performance would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Advisor is correct in its forecast, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. A Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction.

ESG Exclusion Risk:	A Fund may exclude or reject securities on the basis that they are issued by companies deemed ineligible or unattractive for investment due to environmental, social and governance (ESG) -related characteristics, even if these securities might otherwise comprise part of the Fund’s eligible investment universe. One or more of the securities issued by these companies which may otherwise be eligible for investment by the Fund may outperform the securities selected for the Fund.

ESG Information Risk:	In considering ESG risks in its investment decisions, the Advisor relies on information and data that could be incomplete or erroneous and/or which may reflect information and opinions that vary from source to source. Further, ESG data providers and market participants may have different methods for prioritizing or interpreting ESG information (or the lack thereof), causing them to reach different conclusions about the attractiveness or value of a particular company. These factors could cause the Advisor to incorrectly assess a company’s ESG-related characteristics and risk therefrom, and to therefore under- or over-estimate a security’s attractiveness relative to other investment opportunities.

Extension Risk:	The market value of some fixed income securities (such as certain asset-backed and mortgage-backed securities) will be adversely affected when bond calls or prepayments on underlying mortgages or other assets are less or slower than anticipated, particularly when interest rates rise. When that occurs, the effective maturity date of a Fund’s investment may be extended, resulting in an increase in interest rate sensitivity to that of a longer-term instrument. Such extension may also effectively lock-in a below market interest rate and reduce the value of the fixed income security.

Financial Services Sector Risk:	A fund investing principally in securities of companies in the financial services sector is particularly vulnerable to events affecting that sector. Companies in the financial services sector may include, but are not limited to, commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies, and insurance companies. The types of companies that compose the financial services sector may change over time. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital, prevailing interest rates, and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this sector. Investment banking, securities brokerage, and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities. In addition, certain financial services companies face shrinking profit margins due to new competitors, the cost of new technology, and the pressure to compete globally.

Foreign Securities and Emerging Market Risk:
If a Fund invests in foreign securities and American Depositary Receipts (“ADRs”), an investment in that Fund may have the following additional risks:

Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets.
Changes in foreign tax laws, exchange controls, investment regulations and policies on nationalization and expropriation as well as political instability may affect the operations of foreign companies and the value of their securities.
Fluctuations in currency exchange rates and currency transfer restitution may adversely affect the value of a Fund’s investments in foreign securities, which are denominated or quoted in currencies other than the U.S. dollar.
Foreign securities and their issuers are not subject to the same degree of regulation as U.S. issuers regarding information disclosure, insider trading and market manipulation. There may be less publicly available information on foreign companies and foreign companies may not be subject to uniform accounting, auditing, and financial standards as are U.S. companies.

Foreign securities registration, custody and settlements may be subject to delays or other operational and administrative problems.
Certain foreign brokerage commissions and custody fees may be higher than those in the United States.
Coupon income payable on the foreign securities contained in a Fund’s portfolio may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Fund’s shareholders.
It can be more difficult to enforce liens on collateral for securities purchased in some foreign jurisdictions, including some emerging market jurisdictions.
Further, foreign securities are subject to the potential imposition of sanctions by the U.S. government which may impact the Fund’s ability to transact in such assets and which may negatively impact the price and liquidity of such holdings.

If a Fund invests in emerging markets, an investment in that Fund may have the following additional risks:
Information about the companies in emerging markets is not always readily available.
Bonds of companies traded in emerging markets may be less liquid and the prices of those instruments may be more volatile than the prices of the instruments in more established markets.
Greater political and economic uncertainties exist in emerging markets than in developed foreign markets.

The securities markets and legal systems in emerging markets may not be well developed and may not provide the protections and advantages of the markets and systems available in more developed countries.

Very high inflation rates may exist in emerging markets and could negatively impact a country’s economy and securities markets.
Emerging markets may impose restrictions on the Fund’s ability to repatriate investment income or capital and thus may adversely affect the operations of the Fund.
Certain emerging markets impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. dollar.

Governments of some emerging markets exercise substantial influence over the private sector and may own or control many companies. As such, governmental actions could have a significant effect on economic conditions in emerging markets, which, in turn, could affect the value of a Fund’s investments.

Emerging markets may be subject to less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies.
ADR investments may subject a Fund to the same risks as direct investments in foreign companies.
For these and other reasons, the prices of instruments in emerging markets can fluctuate more significantly than the prices of instruments of companies in developed countries. The less developed the country, the greater affect these risks may have on your investment in a Fund, and as a result, an investment in that Fund may exhibit a higher degree of volatility than either the general domestic financial market or the financial markets of developed foreign countries.

General Market Risk:
Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes due to a number of factors, including: inflation (or expectations for inflation); interest rates; global demand for particular products or resources; natural disasters or events; pandemic diseases; terrorism; regulatory events; and government controls. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war resulting from Russia’s invasion of Ukraine, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Impairment of Collateral Risk:	The value of any collateral securing a bond or floating rate loan can decline and may be insufficient to meet the borrower’s obligations or be difficult to liquidate. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws.

Interest Rate Risk:	Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. Changes in government monetary policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no assurance that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. A rise in interest rates also has the potential to cause investors to rapidly move out of fixed-income securities, which may increase redemptions in a Fund. A substantial increase in interest rates may also have an adverse impact on the liquidity of a security, especially those with longer maturities. Securities with longer maturities or durations or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to these interest rate changes. The longer a Fund’s average weighted portfolio maturity or average weighted portfolio duration, the greater the impact a change in interest rates will have on its share price.

Over the past several years, the Federal Reserve has maintained the level of interest rates at or near historic lows. However, more recently, interest rates have begun to increase as a result of action that has been taken by the Federal Reserve, which has raised, and may continue to raise, interest rates. Changing interest rates may have unpredictable effects on the markets and a Fund’s investments. A Fund may be exposed to heightened interest rate risk as interest rates rise from historically low levels.

Investment Company and ETF Risk:	Investments in open-end and closed-end investment companies, including ETFs (which may, in turn, invest in bonds, and other financial vehicles), involve substantially the same risks as investing directly in the instruments held by these entities. However, the investment may involve duplication of certain fees and expenses. By investing in an investment company or ETF, a Fund becomes a shareholder of that fund. As a result, Fund shareholders indirectly bear their proportionate share of the investment company’s or ETF’s fees and expenses which are paid by a Fund as a shareholder of the fund. (Affiliated mutual funds will not charge duplicate fees and expenses.) These fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with a Fund’s own operations. If the investment company or ETF fails to achieve its investment objective, a Fund’s investment in the fund may adversely affect the Fund’s performance. In addition, because ETFs and many closed-end funds are listed on national stock exchanges and are traded like stocks listed on an exchange, (1) a Fund may acquire ETF or closed-end fund shares at a discount or premium to their NAV and (2) ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of ETF shares depends on the demand in the market, the Advisor may not be able to liquidate a Fund’s holdings at the most optimal time, adversely affecting the Fund’s performance.

Issuer Risk:	An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other events, conditions or factors.

Liquidity Risk:	The risk associated with a lack of marketability of instruments which may make it difficult or impossible to sell the instruments at desirable prices in order to minimize loss. A Fund may have to reduce the selling price, sell other investments, or forgo another more appealing investment opportunity. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans also may trade infrequently on the secondary market. The value of the loan to a Fund may be impaired in the event that the Fund needs to liquidate such loans. The inability to purchase or sell floating rate loans and other debt securities at a fair price may have a negative impact on a Fund’s performance. Securities in which a Fund invests may be traded in the over-the-counter market rather than on an organized exchange and therefore may be more difficult to purchase or sell at a fair price. Additionally, loan transactions may require extended settlement periods before cash is received.

No Fund will acquire any illiquid investment if, immediately after the acquisition, the Fund will have invested more than 15% of its net assets in illiquid investments. Illiquid investments means any investments that the Advisor reasonably expects cannot be sold or disposed of in seven calendar days or less under current market conditions without the sale or disposition significantly changing the market value of the investment.

Portfolio Turnover Risk:	Each Fund may have a high turnover rate, given the inherent volatility of concentrated positions. A higher portfolio turnover may enhance returns by capturing and holding portfolio gains. However, it also may result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional dividends and capital gains for tax purposes. These factors may negatively affect a Fund’s performance.

Prepayment Risk:	Fixed income securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When a Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security, potentially lowering the Fund’s income, yield and its distributions to shareholders. Securities subject to partial or complete prepayment(s) may offer less potential for gains during a declining interest rate environment and have greater price volatility. Prepayment risk is greater in periods of falling interest rates for fixed-rate assets, and for floating or variable rate securities, rising interest rates generally increase the risk of refinancings or prepayments.

Ratings Agencies Risk:	Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Fund invests. The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Redemption Risk:	The Funds may experience periods of heavy redemptions that could cause a Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Fund’s performance. A general rise in interest rates, perhaps because of changing government policies, has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Restricted Securities Risk:	Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid, and the Fund may be unable to sell them at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for restricted securities. In addition, the Fund may get only limited information about the issuer of a restricted security.

Risks Associated with the Discontinuation of the London Interbank Offered Rate (“LIBOR”):
LIBOR has historically been the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR has been available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR has also historically been a significant factor in relation to a Fund’s payment obligations under a derivative investment, the cost of financing to a Fund or an investment’s value or return to the Fund, and has been used in other ways that affect the Fund’s investment performance. In July 2017, the Financial Conduct Authority, the UK’s financial regulatory body, announced that after 2021 it would cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning and implementing the transition away from LIBOR to these new rates, including, for example, a secured overnight financing rate (“SOFR”) or another rate based on SOFR, but there are obstacles to converting certain securities and transactions. Markets are developing slowly and questions around liquidity in these new rates and how to appropriately mitigate any economic value transfer at the time of transition remain a significant concern. For example, there are significant differences between LIBOR and SOFR, such as LIBOR being an unsecured lending rate while SOFR is a secured lending rate. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms include or are related to LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for a Fund. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect a Fund’s performance or NAV.

Syndicated (Floating Rate, Bank, Leveraged, Senior) Loan Risk:	The Funds may invest in syndicated loans which include interests in loans to companies or their affiliates undertaken for various purposes. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a company and one or more financial institutions, including banks. Loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities. The Funds’ investments may be in the form of participation in loans or of assignments of all or a portion of loans from third parties. Investments in syndicated loans involve credit risk, interest rate risk, liquidity risk and other risks, including, but not limited to, the risk that any collateral may become impaired, may be insufficient to meet the obligations of the borrower or may be difficult to liquidate. These investments are also subject to the risk that a Fund may obtain less than the full value for the loan interests when sold. Moreover, loan transactions may have significantly longer settlement periods (i.e., longer than seven days) than more traditional investments and, as a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations until potentially a substantial period after the sale of the loans. The Funds have the power to engage in short term borrowing to meet short-term liquidity needs that might arise from any lengthy loan settlement periods.

U.S. Government Securities Risk:	Although each of the Funds may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of a Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.

Management – Other Service Providers/ Fund Expenses

Management

The Advisor
Muzinich & Co., Inc. Each Fund’s Advisor is Muzinich & Co., Inc., located at 450 Park Avenue, New York, New York 10022. The Advisor is an institutional asset manager specializing in corporate debt investing and credit-oriented strategies. The Advisor has been registered with the SEC since 1991. As of February 28, 2023, the Advisor and its global affiliates, collectively, managed approximately $36.7 billion in assets. Under the Investment Advisory Agreement with the Advisor, each Fund compensates the Advisor for its advisory services as shown in the table below. For the fiscal year ended December 31, 2022, the Advisor received the following net advisory fees as a percentage of average annual daily net assets. The “net” advisory fee reflects the amount received because the Advisor was required to waive a portion of its fees and/or reimburse expenses pursuant to the expense limitation agreement described below.

	Annual Advisory Fee	Net Advisory Fee Received after Waivers and/or Expense Reimbursement for 2022
Credit Opportunities Fund	0.60%	0.40%
U.S. High Yield Fund	0.55%	0.00%
Low Duration Fund	0.45%	0.34%

A discussion summarizing the primary (but not exclusive) basis for the Board’s approval of the Investment Advisory Agreement between the Trust on behalf of the Credit Opportunities Fund, the U.S. High Yield Fund, the Low Duration Fund and the Advisor is included in the Funds’ Annual Report dated December 31, 2022.

Subject to the general oversight of the Board, the Advisor is directly responsible for making the investment decisions for the Funds.

Portfolio Managers
The Funds are managed by a team of investment professionals who take active roles in managing the Fund and retain shared decision-making authority over the management of the Funds’ assets as indicated below.

Portfolio Manager/Fund	Bio
Anthony DeMeo Credit Opportunities Fund	Anthony DeMeo joined Muzinich in 2015. Anthony is a Portfolio Manager with 23 years of investment industry experience. Prior to joining Muzinich, Anthony was an investment grade credit trader at Société Géneralé for four years focusing on the consumer, retail and industrial sectors. Prior to that, he spent 11 years in debt capital markets at Barclays Capital and Deutsche Bank where he advised corporations on financing and solution strategies. Anthony holds a B.A. in Economics from Cornell University.

Management – Other Service Providers/ Fund Expenses

Portfolio Manager/Fund	Bio
Stuart Fuller Credit Opportunities Fund	Stuart Fuller joined Muzinich in 2016. Stuart is a Portfolio Manager with 22 years of investment industry experience. Prior to joining Muzinich, Stuart worked for ECM Asset Management Limited from 2002 to 2016, where he was a Portfolio Manager responsible for loan and high yield investments in multi-strategy and asset-class-specific programs and credit analysis of senior and subordinated loan positions across a wide range of industries for all of ECM’s portfolios. Stuart started his career at Tullett & Tokyo Liberty Ltd. Stuart earned a B.Sc. from the Faculty of Science at St Andrews University.

Joseph Galzerano, MBA, CPA Credit Opportunities Fund Low Duration Fund	Joseph Galzerano joined Muzinich in 2010. Joseph is a Portfolio Manager with 36 years of investment industry experience, focusing on U.S. high yield. Prior to joining Muzinich, Joseph worked at Babson Capital Management where he was Managing Director and Senior Investment Analyst. Previously, he held Senior Analyst positions in high yield research at CIBC World Markets and Citicorp Securities. Joseph earned a B.A., Epsilon Sigma Pi, cum laude, from Manhattan College, and an M.B.A. in Corporate Finance from Fordham University where he finished his degree with honor designations Phi Kappa Phi and Beta Gamma Sigma. He was formally credit trained at the Citicorp Global Institute of Finance and is a Certified Public Accountant.

Tatjana Greil-Castro, PhD, M.Sc. Low Duration Fund	Tatjana Greil-Castro joined Muzinich in 2007. Tatjana is a Portfolio Manager with 27 years of investment industry experience. She is a founding member of the European Leveraged Finance Association and a member of the European Central Bank’s Bond Market Contact Group. In 2019, she was appointed as an advisor to the Dalai Lama Centre for Compassion. She is also a member of the Consultative Group for the Taskforce of Scaling Voluntary Carbon Trading. Prior to joining Muzinich, Tatjana worked for Metlife Investments, where she served as an Associate Director of the High Return Unit. Earlier, Tatjana worked as Senior Portfolio Manager in European high yield for Fortis Investments and as a portfolio manager and credit analyst at Legal & General Investment Management. She started her career as a high yield telecom analyst with Merrill Lynch. She has a Ph.D. from the London School of Economics & Political Science, a Masters from the Kiel Institute of World Economics in Germany, and an M.Sc./B.S. in Economics from the University of Vienna.

Management – Other Service Providers/ Fund Expenses

Portfolio Manager/Fund	Bio
Craig Guttenplan, CFA Low Duration Fund	Craig Guttenplan joined Muzinich in 2016. Craig is a Portfolio Manager, focusing on investment-grade strategies, with 19 years of investment industry experience. He also has credit analysis responsibilities focusing on the financials industry. Prior to joining Muzinich, he was at Rogge Global Partners where he was an Analyst focusing on global financials across investment-grade and high yield. Previously, he was an Analyst at a leading independent research firm, CreditSights, where he also covered a variety of financial sectors. Mr. Guttenplan earned a B.S. in Finance and International Business from New York University’s Leonard H. Stern School of Business. He also holds the Chartered Financial Analyst designation.

Ian Horn, CFA Low Duration Fund	Ian Horn joined Muzinich in 2013. Ian is a Portfolio Manager on Muzinich’s Investment Grade strategies with 10 years of investment industry experience. Ian also has credit analysis responsibilities within European investment grade, having previously covered the utilities, real estate and transportation sectors specifically. Prior to joining Muzinich, Ian spent 2 years at the Royal Bank of Canada in their Wealth Management division, and previously worked at Lazard and JP Morgan. Ian earned a Masters in Engineering from the University of Oxford, where he received academic awards including a scholarship from the Institution of Mechanical Engineers. Ian holds the Chartered Financial Analyst designation.

Warren Hyland, M.Sc., CFA Credit Opportunities Fund	Warren Hyland joined Muzinich in 2013. Warren is a Portfolio Manager with 27 years of investment industry experience. Prior to joining Muzinich, Warren worked for Schroders, where he was a Global Portfolio Manager and later, the Senior Portfolio Manager for Global Emerging Markets. In the latter role, he managed about $2 billion and helped to develop the firm’s emerging markets corporate capabilities. Previously, Warren was the Head of European Money Markets at UniCredito Italiano. Warren has a BSc in Mathematics for Business from the Middlesex University London, and later received his M.Sc. in Shipping Trade and Finance from the CASS Business School. He holds the Chartered Financial Analyst designation.

Michael L. McEachern, MBA, CFA Credit Opportunities Fund	Michael McEachern joined Muzinich in 2012. Michael is a Head of Public Markets/Portfolio Manager with 39 years of investment industry experience. Prior to joining Muzinich, Michael was president and Head of the High Yield Division at Seix Advisors, Inc. At Seix Advisors, Michael was the founding partner of the high yield strategy that grew to over $13 billion under his leadership. Prior to Seix Advisors, Michael served in various research and portfolio management capacities at American General Corp. and at Capital Holding Corporation. Michael holds a B.A. in Management Science from the University of California, San Diego, and an M.B.A. from Rice University. Michael holds the Chartered Financial Analyst designation.

Management – Other Service Providers/ Fund Expenses

Portfolio Manager/Fund	Bio
Brian Nold Credit Opportunities Fund	Brian Nold joined Muzinich in 2021. Brian is a Portfolio Manager with 23 years of investment industry experience. Prior to joining Muzinich, Brian was a Founding Partner and Chief Investment Officer of Column Park Asset Management. Before Column Park, Brian spent 10 years at Seix Investment Advisors as a Managing Director and Senior Portfolio Manager. He started his career in Global High Yield Research at Morgan Stanley. Brian graduated from University of Virginia with a Bachelor of Arts degree in Environmental Science. Brian is also a medical doctor with a Doctor of Medicine degree from the University of Virginia.

Bryan Petermann, MBA U.S. High Yield Fund	Bryan Petermann joined Muzinich in 2010. Bryan is a Portfolio Manager with 34 years of investment industry experience. Prior to joining Muzinich, Bryan worked for Pinebridge Investments (formerly AIG Investments) where he served as Managing Director, Head of High Yield for the last five years of his tenure. Bryan started his career in the banking sector. He worked in the media and cable groups at the Union Bank of California and Banque Paribas. Previously, he participated in the start of Société Générale’s cable and media group. Bryan received a B.A. from the University of California, Los Angeles where he was a Phi Beta Kappa scholar, and an M.B.A. from the University of California, Berkeley.

Thomas Samson, M.Sc., CFA Credit Opportunities Fund	Thomas Samson joined Muzinich in 2004. Thomas is a Portfolio Manager with 25 years of investment industry experience. Prior to joining Muzinich, Thomas worked as an investment analyst at Trafalgar Asset Managers, a distressed-debt hedge fund. Prior to that, he worked as a financial analyst at GE Capital. Thomas has a Masters in Finance from London Business School, holds the Chartered Financial Analyst designation and has an M.Sc. in Corporate Finance from the Institut d’Etudes Politiques de Paris, France.

Richard Smith, CPA Low Duration Fund	Richard Smith joined Muzinich in 2017. Richard is a Portfolio Manager focused on European investment grade corporate credit. Prior to joining Muzinich, Richard was at Citi for five years as a Credit Sector Specialist covering a wide range of investment grade corporate issuers but specializing in the Autos, Utilities, Energy and Retail sectors. Prior to that, he worked as a desk Analyst at UBS for two years focused on European investment grade Industrials. Previously, Richard spent 10 years at RBS in a range of credit research roles including mid and large cap counterparty research, publishing research, desk research and credit strategy. Richard is a qualified chartered accountant and earned an honours degree in Economics from the University of Warwick.

Management – Other Service Providers/ Fund Expenses

Portfolio Manager/Fund	Bio
Kevin Ziets, MBA, CFA U.S. High Yield Fund	Kevin Ziets joined Muzinich in 2017. Kevin serves as a Portfolio Manager with 23 years of investment industry experience. Kevin focuses on U.S. High Yield credits after spending over 20 years as a research analyst primarily in the U.S. high yield market, covering a variety of sectors across buy side, sell side, and rating agency roles. Previously, as a Senior Credit Analyst for Muzinich, Kevin covered the gaming, lodging, leisure, airlines, homebuilders/building products, packaging and transportation sectors. Prior to joining Muzinich, Kevin was a high yield corporate Credit Analyst most recently at Citigroup and before that at Goldman Sachs, Moody’s, Lazard, PrinceRidge and Pali Capital. Kevin earned a B.A. from Northwestern University and an M.B.A. from New York University’s Stern School of Business. He holds the Chartered Financial Analyst designation.

The Funds’ SAI provides additional information about Muzinich’s methods of portfolio manager compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Funds.

Other Service Providers
U.S. Bancorp Fund Services, LLC doing business as U.S Bank Global Fund Services (the “Transfer Agent”) provides certain administration, fund and transfer agency services to the Funds.

Quasar Distributors, LLC (the “Distributor”) serves as the Funds’ Distributor and principal underwriter in connection with the offering of the Funds’ shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem Fund shares.

Fund Expenses
In addition to the advisory fees discussed above, the Funds may incur other expenses such as custodian fees, transfer agency fees, interest, acquired fund fees and expenses and other customary Fund expenses. (Acquired fund fees and expenses are indirect fees that the Funds incur from investing in the shares of other investment companies.) The Advisor has contractually agreed to reduce its fees and/or pay Fund expenses (excluding taxes, interest expenses, interest on short positions, portfolio transaction expenses, acquired fund fees and expenses, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class specific expenses) to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to the percentages shown below of each Fund’s average net assets (“Expense Cap”).

Fund Expense Caps	Expense Cap
Credit Opportunities Fund	0.60%
U.S. High Yield Fund	0.58%
Low Duration Fund	0.50%

Any reduction in advisory fees or payment of expenses made by the Advisor is subject to reimbursement by the Fund if requested by the Advisor, and the Board approves such reimbursement in subsequent fiscal years. This reimbursement may be requested by the Advisor if the aggregate amount actually paid by the Fund toward operating expenses for such year (taking into account any reimbursements) does not exceed the Expense Cap. The Advisor is permitted to be reimbursed for fee reductions and expense payments it

Management – Other Service Providers/ Fund Expenses

made in the prior three years from the date the fees were waived and/or expenses were paid. This reimbursement may be requested if the aggregate amount actually paid by a Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in place at the time of the waiver or at the time of reimbursement. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and expenses. The current Expense Cap are in place indefinitely, but at a minimum through April 30, 2024. The Expense Cap may be terminated after April 30, 2024, by the Board upon 60 days’ prior written notice to the Advisor, or by the Advisor with the consent of the Board.

Choosing a Share Class

The following is a summary of the differences between Class A Shares, Institutional Shares and Supra Institutional Shares for each of the Funds, as applicable. Note, the Muzinich Credit Opportunities Fund does not offer Class A Shares and the Muzinich Low Duration Fund does not offer Institutional Class Shares.

	Class A Shares	Institutional Shares	Supra Institutional Shares
Eligible Shareholder	Retail	Eligible institutions and qualified plans	Eligible institutions and qualified plans
Initial Sales Charge	4.25%	None	None
Contingent Deferred Sales Charge	None	None	None
Redemption Fee	1.00%/<90 day holding period	1.00%/<90 day holding period	1.00%/<90 day holding period
Ongoing distribution (12b‑1) fees	0.25%	None	None
Shareholder Service Fee	up to 0.10%	up to 0.10%	None
Conversion Feature
Subject to the Advisor’s approval (or in certain cases, Trust Officers), if investors currently holding Class A shares meet the criteria for eligible investors and would like to convert to Institutional Class shares or Supra Institutional Class shares, there are no tax consequences and investors are not subject to the redemption/exchange fees. To inquire about converting your Class A shares to Institutional Class shares or Supra Institutional Class shares, please call 1‑855‑MUZINICH.

Subject to the Advisor’s approval (or in certain cases, Trust Officers), if investors currently holding Institutional Class shares meet the criteria for eligible investors and would like to convert to Supra Institutional Class shares, there are no tax consequences and investors are not subject to the redemption/exchange fees. To inquire about converting your Institutional Class shares to Supra Institutional Class shares, please call 1‑855‑MUZINICH.
None

Class A Shares
Class A shares of the U.S. High Yield Fund and Low Duration Fund are retail shares that require that you pay a front-end sales charge when you invest in the Fund unless you qualify for a reduction or waiver of the sales charge. Prior to December 4, 2019, the Credit Opportunities Fund offered Class A shares, along with Supra Institutional Class and Institutional Class shares. Class A Shares were converted to Institutional Class shares at the close of business on December 27, 2019. Class A shares are currently not available for purchase.

If you purchase Class A shares of the U.S. High Yield Fund or Low Duration Fund you will pay the public offering price (“POP”) which is the NAV per share next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment. Since

Choosing a Share Class

sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. The sales charge does not apply to shares purchased with reinvested dividends. The sales charge is calculated as follows:

Amount of Transaction	Sales Charge as % of Public Offering Price(1)	Sales Charge as % of Net Amount Invested	Dealer Reallowance as a Percentage of Public Offering Price
Less than $100,000	4.25%	4.44%	4.25%
$100,000 but less than $250,000	3.25%	3.36%	3.25%
$250,000 but less than $500,000	2.25%	2.30%	2.25%
$500, 000 but less than $1,000,000	1.75%	1.78%	1.75%
$1,000,000 or more	N/A	N/A	N/A
(1)Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

Reducing Your Sales Charge
You may be able to reduce the sales charge on Class A shares of the U.S. High Yield Fund and Low Duration Fund based on the combined market value of your accounts. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

•You pay no sales charges on Fund shares you buy with reinvested distributions.

•You pay a lower sales charge if you are investing an amount over a specific breakpoint level as indicated by the above table.

•You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of Class A shares of the Fund within 30 days of the date of the redemption.

•By signing a Letter of Intent (“LOI”) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after the date of the LOI. Reinvested dividends and capital gains do not count as purchases made during this period. We will hold in escrow shares equal to approximately 4.25% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you would have paid based on the total amount actually invested in Class A shares on the expiration date. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

•Rights of Accumulation (“ROA”) allow you to combine Class A shares of any Muzinich Fund you already own in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by

Choosing a Share Class

the number of Class A shares of the Fund already owned and adding the dollar amount of your current purchase.

Eligible Accounts
Certain accounts may be aggregated for ROA eligibility, including your current investment in the Fund, and previous investments you and members of your primary household group have made in the Fund. (Your primary household group consists of you, your spouse and children under age 21 living at home.) Only eligible accounts held at the Transfer Agent or the financial intermediary at which you are making the purchase may be aggregated. Specifically, the following accounts are eligible to be included in determining the sales charge on your purchase:

•Individual or joint accounts held in your name;
•Coverdell Savings Accounts and UGMA/UTMA accounts for which you or your spouse is parent or guardian of the minor child;
•Trust accounts for which you or a member of your primary household group, individually, is the beneficiary;
•Accounts held in the name of your or your spouse’s sole proprietorship or single owner limited liability company or S corporation; and
•Investors who purchase shares that are to be included in certain retirement, benefit, pension, trust or investment “wrap accounts” or through an omnibus account maintained with the Fund by a broker-dealer.

Waiving Your Sales Charge
We reserve the right to waive the sales charges for certain groups or classes of shareholders. If you fall into any of the following categories, you can buy Class A shares at NAV without a sales charge:

•Current and former employees, directors/trustees and officers of:
◦Professionally Managed Portfolios;
◦Muzinich & Co., Inc. and its affiliates; and
◦Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

•Current employees of:
◦the Fund’s Transfer Agent;
◦broker-dealers who act as selling agents; and
◦family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

•Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with the Fund’s distributor that allows for load-waived Class A purchases.

•Qualified broker-dealers who have entered into an agreement with the Fund’s distributor that allows for load-waived Class A purchases.

The Funds also reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supersede the terms and conditions discussed here. Contact your selling agent for further information.

Choosing a Share Class

More information regarding the Funds’ sales charges, breakpoints and waivers is available free of charge on the Funds’ website: www.MuzinichUSFunds.com. Click on “Breakpoints and Sales Loads.”

Institutional Class Shares
Institutional Class shares of the Funds are offered without any sales charge on purchases or sales and without any ongoing distribution fee. The minimum initial investment for Institutional Class shares for standard accounts is $1,000,000, and the minimum initial investment for Institutional Class shares for qualified retirement plans is $10,000. Prior to November 25, 2022, the Low Duration Fund offered Institutional Class shares, along with Class A shares and Supra Institutional Class shares. Institutional Class shares of the Low Duration Fund were converted to Supra Institutional Class shares at the close of business on November 25, 2022.

Institutional Class shares are available for purchase exclusively by (1) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1,000,000, (2) tax-exempt retirement plans with assets of at least $1,000,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (3) fee-based investment programs with assets of at least $1,000,000, (4) qualified state tuition plan (529 plan) accounts, and (5) high net worth/ultra high net worth individuals/families. The minimum asset requirements may be waived from time to time by the Advisor. In addition, the Advisor may permit certain financial intermediaries to aggregate up to 10 customer accounts to accumulate the requisite $1,000,000 initial investment minimum.

Institutional Class share participants in tax-exempt retirement plans must contact the plan’s administrator to purchase shares. For plan administrator contact information, participants should contact their respective employer’s human resources department. Institutional Class share participants in fee-based investment programs should contact the program’s administrator or their financial advisor to purchase shares. Transactions generally are effected on behalf of a tax-exempt retirement plan participant by the administrator or a custodian, trustee or record keeper for the plan and on behalf of a fee-based investment program participant by their administrator or financial advisor. Institutional Class shares institutional clients may purchase shares either directly or through an authorized dealer.

The minimum initial investment for Institutional Class shares may be waived or reduced by the Advisor at any time.

Supra Institutional Class Shares
Supra Institutional Class shares of the Funds are offered without any sales charge on purchases or sales and without any ongoing distribution fee. The minimum initial investment for the Low Duration Fund’s Supra Institutional Class shares is $1,000,000 for standard accounts, and the minimum initial investment for the Low Duration Fund’s Supra Institutional Class shares for qualified retirement plans is $10,000. The minimum initial investment for the Credit Opportunities Fund’s and U.S. High Yield Fund’s Supra Institutional Class shares for standard accounts is $5,000,000, and the minimum initial investment for the Credit Opportunities Fund’s and U.S. High Yield Fund’s Supra Institutional Class shares for qualified retirement plans is $50,000.

Supra Institutional Class shares of the Credit Opportunities Fund and U.S. High Yield Fund are available for purchase exclusively by (1) eligible institutions (e.g., a financial institution or any of its clients, a corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $5,000,000, (2) tax-exempt retirement plans with assets of at least $5,000,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit

Choosing a Share Class

plans and non-qualified deferred compensation plans), (3) fee-based investment programs with assets of at least $5,000,000 (4) qualified state tuition plan (529 plan) accounts, (5) officers, directors and/or employees of the Advisor and/or its affiliates, and family members of any such persons, and (6) high net worth/ultra high net worth individuals/families. The minimum asset requirements may be waived from time to time by the Advisor.

Supra Institutional Class shares of the Low Duration Fund are available for purchase exclusively by (1) eligible institutions (e.g., a financial institution or any of its clients, a corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1,000,000, (2) tax-exempt retirement plans with assets of at least $1,000,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (3) fee-based investment programs with assets of at least $1,000,000 (4) qualified state tuition plan (529 plan) accounts, (5) officers, directors and/or employees of the Advisor and/or its affiliates, and family members of any such persons, and (6) high net worth/ultra high net worth individuals/families. The minimum asset requirements may be waived from time to time by the Advisor.

Supra Institutional Class share participants in tax-exempt retirement plans must contact the plan’s administrator to purchase shares. For plan administrator contact information, participants should contact their respective employer’s human resources department. Supra Institutional Class share participants in fee-based investment programs should contact the program’s administrator or their financial advisor to purchase shares. Transactions generally are effected on behalf of a tax-exempt retirement plan participant by the administrator or a custodian, trustee or record keeper for the plan and on behalf of a fee-based investment program participant by their administrator or financial advisor. Supra Institutional Class shares institutional clients may purchase shares either directly or through an authorized dealer.

The minimum initial investment for Supra Institutional Class shares may be waived or reduced by the Advisor at any time.

Rule 12b-1 Distribution Fees
The Trust has adopted a Rule 12b-1 plan under which each Fund is authorized to pay to the Distributor or such other entities as approved by the Board, as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee equal to the 0.25% of the average daily net assets of Class A Shares, as applicable. The Distributor may pay any or all amounts received under the Rule 12b‑1 Plan to other persons, including the Advisor, for any distribution service or activity designed to retain Fund shareholders.

Because the Funds’ Class A Shares pay distribution fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

Shareholder Service Fees
The Trust has also adopted a Shareholder Service Plan under which the Funds may pay a fee of up to 0.10% of the average daily net assets of the Funds’ Class A Shares and Institutional Shares for shareholder services provided to the Funds by financial institutions, including the Advisor.

Because the Funds’ Class A Shares and Institutional Class Shares pay shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

The Funds have policies and procedures in place for the monitoring of payments to broker-dealers and other financial intermediaries for distribution-related activities and the following non-distribution activities: sub-transfer agent, administrative, and other shareholder servicing services.

Choosing a Share Class

Additional Payments to Dealers
In addition to dealer reallowances and payments made by the Funds for distribution and shareholder servicing, the Advisor or its affiliates may make additional payments (“Additional Payments”) to certain selling or shareholder servicing agents for the Funds, which include broker-dealers. These Additional Payments, which may be significant, are paid by the Advisor or its affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex. Such payments by such parties may create an incentive for these financial institutions to recommend that you purchase Fund shares.

In return for these Additional Payments, the Advisor expects to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Funds on a list of mutual funds offered as investment options to the selling agent’s clients (sometimes referred to as “Shelf Space”); access to the selling agent’s registered representatives; and/or ability to assist in training and educating the selling agent’s registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by the Funds’ Transfer Agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the Funds’ website www.MuzinichUSFunds.com.

Your Account
Your Account

How to Contact the Fund	General Information
Write to us at:
Muzinich Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight address:
Muzinich Funds
c/o U.S. Bank Global Fund Services
615 E. Michigan Street, Third Floor
Milwaukee, WI 53202-5207

Telephone us at:
1‑855-MUZINICH (toll free) or
1-855-689-4642

Visit our Web site at:
www.MuzinichUSFunds.com

E-mail us at:
MuzinichUSFunds@muzinich.com

You may purchase shares of a Fund class or sell (request a Fund redeem) such shares on each weekday that the New York Stock Exchange (“NYSE”) is open. Under unusual circumstances, the Fund class may accept and process shareholder orders when the NYSE is closed if deemed appropriate.

You may purchase shares of a Fund class or sell (request a Fund redeem) such shares at the NAV of a share of that Fund class next calculated (or minus a redemption fee in the case of redemptions or exchanges) after the Transfer Agent receives your request in good order (as described in this Prospectus under the heading “Your Account - How to Sell Shares”).

When and How NAV is Determined
A Fund’s share price is known as its NAV. The NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all liabilities, by the number of shares outstanding (assets – liabilities / number of shares = NAV). The NAV takes into account the expenses and fees of the Fund, including management, administration and other fees, which are accrued daily. Each Fund’s share price is calculated as of the close of regular trading (generally 4:00 p.m., Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business.

Shares of the Funds will not be priced and are not available for purchase when the NYSE and/or Federal Reserve are closed, including the following days: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Columbus Day, Veteran’s Day, Thanksgiving Day and Christmas Day.

All shareholder transaction orders received in proper form (as described below under “How to Buy Shares”) by the Transfer Agent, or a Financial Intermediary by 4:00 p.m., Eastern time will be processed at that day’s NAV plus any applicable sales charge. Transaction orders received after 4:00 p.m., Eastern time will be priced at the applicable price determined on the next business day. A Fund’s NAV, however, may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. A Fund does not determine the NAV of its shares on any day when the NYSE is not open for trading, such as weekends and certain national holidays as disclosed in the SAI (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share). Fair value determinations may be made as described below under procedures as adopted by the Funds’ Advisor.

Your Account
Fair Value Pricing. Occasionally, reliable market quotations are not readily available or there may be events affecting the value of foreign securities or other securities held by a Fund that occur when regular trading on foreign or other exchanges is closed, but before trading on the NYSE is closed. Fair value determinations are then made in good faith in accordance with procedures adopted by the Advisor. The Board has designated the Advisor as its “valuation designee” under Rule 2a-5 of the 1940 Act, subject to its oversight. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation determination. If any significant discrepancies are found, the Fund will likely adjust its fair valuation procedures. The net asset value of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Types of Accounts

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).
•Instructions must be signed by all persons required to sign exactly as their names appear on the account.
•Provide a power of attorney or similar document for each person that is authorized to open or transact business for the account if not a named account owner.

Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits.	•Depending on state laws, you can set up a custodial account under the UGMA or the UTMA. •The custodian must sign instructions in a manner indicating custodial capacity.
Business Entities
•Provide certified articles of incorporation, a government-issued business license or certificate, partnership agreement or similar document evidencing the identity and existence of the business entity.
•Submit a secretary’s (or similar) certificate listing the person(s) authorized to open or transact business for the account.

Trusts (including corporate pension plans)
•The trust must be established before an account can be opened.
•You must supply documentation to substantiate existence of your organization (i.e., Articles of Incorporation/Formation/Organization, Trust Agreements, Partnership Agreement or other official documents).
•Remember to include a separate sheet detailing the full name, date of birth, social security number and permanent street address for all authorized individuals.

Retirement Accounts
You may invest in Fund shares through an IRA account sponsored by the Advisor, including traditional and Roth IRAs. The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

Your Account

Minimum Investments
To purchase shares of a Fund, you must make at least the minimum initial investment (or subsequent investment) as shown in the table below. The minimum investment requirements may be waived from time to time.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Class A Shares
– Standard Accounts	$10,000	$100
– Traditional and Roth IRAs	$500	$100
– Accounts with Automatic Investment Plans	$500	$100
Institutional Shares
– Standard Accounts	$1,000,000	$100
– Qualified Retirement Plans	$10,000	$100
Supra Institutional Shares (Credit Opportunities Fund and U.S. High Yield Fund)
– Standard Accounts	$5,000,000	$100
– Qualified Retirement Plans	$50,000	$100
Supra Institutional Shares (Low Duration Fund)
– Standard Accounts	$1,000,000	$100
– Qualified Retirement Plans	$10,000	$100

Your Account – How to Buy Shares

How to Buy Shares
This section explains how you can purchase shares of the Funds. If you’re opening a new account, an account application is available online at www.MuzinichUSFunds.com or by calling 1‑855‑MUZINICH. For Fund shares held through brokerage and other types of accounts, please consult your Financial Intermediary.

Buying Shares	Opening an Account	Adding to an Account
Through a Financial Intermediary	Contact your Financial Intermediary	Contact your Financial Intermediary
By Mail (with Check)	•Mail your completed application (along with other required documents) and a check to: Muzinich Funds c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701
Write your account number on your check.
Send your check with (a) a completed investment slip from a prior statement or confirmation or (b) letter of instruction to:
Muzinich Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701

By Wire
•Submit your completed application (and other required documents). An account will be established for you and you will be contacted with the account number.
•Instruct your financial institution to wire your money using the instructions found under the sub-heading “Purchase by Wire.” below.
•Call to notify us of your incoming wire. •Instruct your financial institution to wire your money using the instructions found under the sub-heading “Purchase by Wire.” below.
By Telephone	Not accepted for initial purchases	•If you have telephone purchase privileges on the account, you may purchase additional shares in the amount of $100 or more using the bank account on record by calling 1‑855‑MUZINICH.
By Automatic Investment Plan	Not accepted for initial purchases
•Complete the Automatic Investment Plan section of the application or submit a letter of instruction if your account was opened without this being done.
•Attach a voided check or savings deposit slip to your application or letter of instruction.
•Mail the completed application or letter and voided check or savings deposit slip.
•Your purchase will be electronically debited from the bank account on record as directed in your request.

Your Account – How to Buy Shares

General Notes for Buying Shares
Unless purchased through a Financial Intermediary, all investments must be made by check, ACH, or wire. All checks must be payable in U.S. dollars drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust’s anti-money laundering procedures, the Funds do not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment.

•Checks for all accounts, including individual, sole proprietorship, joint, Uniform Gifts to Minors Act (“UGMA”) or Uniform Transfers to Minors Act (“UTMA”) accounts, the check must be made payable to “Muzinich Funds.” A $25 charge may be imposed on any returned payment; you will also be responsible for any losses suffered by a Fund as a result.

•ACH refers to the “Automated Clearing House” System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service. A $25 charge may be imposed on any rejected transfers; you will also be responsible for any losses suffered by a Fund as a result.

•Wires instruct your financial institution with whom you have an account to make a Federal funds wire payment to us. Your financial institution may charge you a fee for this service.

Purchase through Financial Intermediaries. You may buy and sell shares of a Fund through certain financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Financial Intermediaries may have different investment minimum requirements than those outlined in this prospectus. Additionally, Financial Intermediaries may aggregate several customer accounts to accumulate the requisite initial investment minimum. Please consult your Financial Intermediary for their account policies. Your order will be priced at the relevant Fund’s NAV plus any applicable sales charge next computed after it is received by a Financial Intermediary. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. A Financial Intermediary may hold your shares in an omnibus account in the Financial Intermediary’s name and the Financial Intermediary may maintain your individual ownership records. Each Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Financial Intermediaries are responsible for placing your order correctly and promptly with the relevant Fund, forwarding payment promptly, as well as ensuring that you receive copies of the Funds’ Prospectus. If you transmit your order with these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, your order will be priced at the relevant Fund’s NAV plus any applicable sales charge next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.

Purchase by Mail. Follow the instructions outlined in the table above. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposits in the mail or with such services, or receipt at the Transfer Agent’s post office box of purchase orders or redemption requests, do not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Your Account – How to Buy Shares

Purchase by Wire. If you are making your first investment in the Funds, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed account application via mail, overnight delivery or facsimile. Upon receipt of your completed account application, your account will be established and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, you may call the Transfer Agent at 1-855-MUZINICH. Once your account has been established, you may instruct your bank to initiate the wire using the instructions you were given.

For either initial or subsequent investments, prior to sending the wire, please call the Transfer Agent at 1‑855‑MUZINICH to advise of your wire to ensure proper credit upon receipt. Your bank must include the name of the Fund, your name and account number so that your wire can be correctly applied.

Instruct your bank to send the wire to:
U.S. Bank N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit: Muzinich Funds, [Insert Fund Name]
(Shareholder Name, Shareholder Account #)

Your bank may impose a fee for investments by wire. Wired funds must be received prior to 4:00 p.m., Eastern time, to be eligible for same day pricing. The Funds and the Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions. If you have questions about how to invest by wire, you may call the Funds at 1‑855‑MUZINICH.

Purchase by Telephone. If your account has been open for seven business days and unless you declined telephone options on your account application, you may purchase additional shares in the amount of $100 or more from your bank account upon request by telephoning the Transfer Agent toll free at 1‑855‑MUZINICH. You may not make your initial purchase of the Fund’s shares by telephone. Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to 4:00 p.m. Eastern time, shares will be purchased at the price next calculated. For security reasons, requests by telephone may be recorded.

Automatic Investment Plan. For your convenience, the Funds offer an Automatic Investment Plan (“AIP”). Under the AIP, after you make your initial investment, you may authorize a Fund to withdraw automatically from your personal checking or savings account an amount that you wish to invest, which must be at least $100 on a monthly or quarterly basis. If you wish to enroll in the AIP, complete the “Automatic Investment Plan” section in the account application or call the Transfer Agent at 1‑855‑MUZINICH for additional information. In order to participate in the AIP, your bank or financial institution must be a member of the ACH network. The Funds may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent at least five days prior to the effective date. A fee ($25) will be charged if your bank does not honor the AIP draft for any reason.

Your Account – How to Buy Shares

The AIP is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Please call 1‑855‑MUZINICH for additional information regarding a Fund’s AIP.

Your Account
How to Sell Shares
Each Fund processes redemption orders received in good order promptly. “Good order” means your redemption request includes: (1) the name of the Fund, (2) the number of shares or dollar amount to be redeemed, (3) the account number and (4) signatures by all of the shareholders whose names appear on the account registration with a signature guarantee, if applicable. If the Fund class has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to seven days.

Selling Shares
Through a Financial Intermediary	•Contact your Financial Intermediary
By Mail
•Prepare a written request including:
•Your name(s) and signature(s);
•Your account number;
•The Fund name and class;
•The dollar amount or number of shares you want to sell;
•How and where to send the redemption proceeds;
•Obtain a signature guarantee (if required) (See “Signature Guarantees” below);
•Obtain other documentation (if required);
•Mail us your request and documentation.

By Wire
•Wire redemptions are available only if your redemption is for $2,500 or more;
•Call us with your request (unless you declined telephone redemption privileges on your account application) (See “By Telephone”);
•Obtain a signature guarantee (if required) (See “Signature Guarantees” below); or
•Mail us your request (See “By Mail”).

By Telephone
•Call us with your request (unless you declined telephone redemption privileges on your account application).
•Provide the following information:
•Your account number.
•Exact name(s) in which the account is registered.
•Additional form of identification.
•Redemption proceeds will be:
•Mailed to you or
•Electronically credited to your account at the financial institution identified on your account application.
•Obtain a signature guarantee (if required) (See “Signature Guarantees” below).

Systematically
•Complete the systematic withdrawal program section of the application.
•Attach a voided check or savings deposit slip to your application.
•Mail us your completed application.
•Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application or sent by check to your address of record.

General Notes for Selling Shares
In general, orders to sell or “redeem” shares may be placed either directly with a Fund, the Transfer Agent or with your Financial Intermediary. You may redeem part or all of a Fund’s shares at the next determined NAV after the Fund receives your order. You should request your redemption prior to the

Your Account – How to Sell Shares

close of the NYSE, generally 4:00 p.m., Eastern time, to obtain that day’s closing NAV. Redemption requests received after the close of the NYSE will be treated as though received on the next business day.

Through a Financial Intermediary. You may redeem Fund shares through your Financial Intermediary. Redemptions made through a Financial Intermediary may be subject to procedures established by that institution. Your Financial Intermediary is responsible for sending your order to the Fund and for crediting your account with the proceeds. For redemption through Financial Intermediaries, orders will be processed at the NAV per share next effective after receipt of the order by the Financial Intermediary. Please keep in mind that your Financial Intermediary may charge additional fees for its services. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.

By Mail. You may redeem Fund shares by simply sending a written request to the Transfer Agent. Please provide the name of the Fund, account number and state the number of shares or dollar amount you would like redeemed. The letter should be signed by all shareholders whose names appear on the account registration. Redemption requests will not become effective until all documents have been received in good form by the Fund. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization). Shareholders should contact the Fund for further information concerning documentation required for redemption of Fund shares.

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding tax.

Shares held in IRAs may be redeemed by telephone at 1-855-MUZINICH. Investors will be asked whether or not to withhold taxes from any distribution.

Telephone or Wire Redemption. You may redeem Fund shares by telephone unless you declined telephone options on your account application. You may request telephone options after your account is opened by calling the Transfer Agent at 1‑855‑MUZINICH for additional information. A signature guarantee or a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source may be required of shareholders in order to qualify for or to change telephone options on an existing account. During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Transfer Agent by telephone, you may also mail the requests to a Fund at the address listed under “Contacting the Funds.” Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time) on the day the telephone transaction was originally placed.

You may redeem up to $100,000 in shares by calling the Transfer Agent at 1‑855‑MUZINICH prior to the close of trading on the NYSE, generally 4:00 p.m., Eastern time. Redemption proceeds will be sent on the next business day to the mailing address that appears on the Fund’s records. Per your request, redemption proceeds may be wired or may be sent by electronic funds transfer via the ACH network to your pre-designated bank account. The minimum amount that may be wired is $2,500. Wires are subject to a $15 fee paid by the investor and your bank may charge a fee to receive wired funds. You will not incur any charge when proceeds are sent via the ACH network; however, most ACH transfers require two

Your Account – How to Sell Shares

days for the bank account to receive credit. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 calendar days before the redemption request.

Prior to executing instructions received to redeem shares by telephone, the Funds will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Funds or their agents follow these procedures, they cannot be held liable for any loss, expense, or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. The Funds may change, modify or terminate these privileges at any time upon at least a 60-day prior written notice to shareholders.

Systematic Withdrawal Program. The Funds offer a Systematic Withdrawal Program (“SWP”) whereby shareholders or their representatives may request a redemption in a predetermined amount each month or calendar quarter. Proceeds can be sent via check to the address on the account or proceeds can be sent by electronic funds transfer via the ACH network to a designated bank account. To start this program, your account must have Fund shares with a value of at least $10,000, and the minimum amount that may be withdrawn each month or quarter is $250. This program may be terminated or modified by the Funds at any time without charge or penalty. You may also elect to terminate your participation in this program at any time by contacting the Transfer Agent at least five days prior to the next scheduled withdrawal.

A withdrawal under the SWP involves a redemption of Fund shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted. To establish the SWP, complete the SWP section of the account application. Please call 1‑855‑MUZINICH for additional information regarding the SWP.

Exchange Privileges
You may exchange your Fund shares of the same class for shares of certain other Muzinich Funds, provided you have met any minimum investment requirements of the new Fund. If you are opening a new account with your exchange, you must meet each Fund’s minimum initial investment amount. Be sure to confirm with the Transfer Agent that the Fund into which you exchange is available for sale in your state. Not all Funds available for exchange may be available for purchase in your state. Because exchanges are a sale and purchase of shares, they are taxable transactions, see “Taxes.”

There will be no charge for exchanges between Muzinich Funds; however, if you exchange shares of a Fund less than 90 days after initial purchase, redemption fees may apply.

Requirements. You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number). There is currently no limit on exchanges, but the Funds reserve the right to limit exchanges (See “Tools to Combat Frequent Transaction”). You may exchange your shares by mail or telephone, unless you declined telephone privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. This exchange privilege may be terminated or modified by the Funds at any time upon a 60-day notice to shareholders.

Your Account – Exchange Privileges

Exchanging Shares
Through a Financial Intermediary	•Contact your Financial Intermediary
By Mail
•Prepare a written request including:
•Your name(s) and signature(s).
•Your account number.
•The names of the Fund (and class) you are exchanging.
•The dollar amount or number of shares you want to sell (and exchange).
•Open a new account and complete an account application if you are requesting different shareholder privileges.
•Mail us your request and documentation.

By Telephone
•Call us with your request (unless you declined telephone privileges on your account application).
•Provide the following information:
•Your account number.
•Exact name(s) in which account is registered.
•Additional form of identification.

Your Account
Account and Transaction Policies
Redemption Fee. The sale of Fund shares is subject to a redemption fee of 1.00% of the current NAV of shares redeemed or exchanged after being held for less than 90 days from the date of purchase. The Funds use the “first in first out” (“FIFO”) method to determine the holding period; this means that if you purchase shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies. The redemption fee is charged for the benefit of its long-term shareholders and is deducted from your proceeds and retained by the Funds to help offset transaction costs. Each Fund reserves the right to waive redemption fees, withdraw exceptions, or otherwise modify the terms of the redemption fee at its discretion at any time, to the extent permitted by law.

There are limited exceptions to the imposition of the redemption fee. The following redemptions are exempt from application of the redemption fee:
•Redemptions in a deceased shareholder account if such an account is registered in the deceased’s name.
•Redemptions in the account of a disabled individual (disability of the shareholder as determined by the Social Security Administration).
•Redemptions of shares purchased through a dividend reinvestment program.
•Redemptions pursuant to a Fund’s systematic programs.
•Redemptions in qualified retirement plans under Section 401(a) of the Internal Revenue Code (“IRC”), and plans operating consistent with 403(a), 403(b), 408, 408(A), 457, 501(c) and 223(d) of the IRC.
•Redemptions of shares made in connection with non‑discretionary portfolio rebalancing associated with certain asset‑allocation programs managed by fee‑based investment advisors, certain wrap accounts and certain retirement plans.

Although the Funds have the goal of applying this redemption fee to most redemptions of shares held for less than 90 days, a Fund may not always be able to track short-term trading effected through Financial Intermediaries in non-disclosed or omnibus accounts. While the Funds have entered into information sharing agreements with such Financial Intermediaries as described under “Tools to Combat Frequent Transactions” which contractually require such Financial Intermediaries to provide a Fund with information relating to its customers investing in the Fund through non-disclosed or omnibus accounts, the Funds cannot guarantee the accuracy of the information provided to them from Financial Intermediaries and may not always be able to track short-term trading effected through these Financial Intermediaries. In addition, because the Funds are required to rely on information provided by the Financial Intermediary as to the redemption fee, a Fund cannot ensure that the Financial Intermediary is always imposing such fee on the underlying shareholder in accordance with the Funds’ policies.

Tools to Combat Frequent Transactions. The Funds are intended for long-term investors and do not accommodate frequent transactions. Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt a Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders. The Board has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. In addition, the Funds discourage excessive, short-term trading and other abusive trading practices and the Funds may use a variety of techniques to monitor trading activity and detect abusive trading practices. These steps may include, among other things, the imposition of redemption fees, if necessary, monitoring trading activity, or using fair value pricing when

Your Account – Account and Transaction Policies

appropriate, under procedures as adopted by the Advisor when the Advisor determines current market prices are not readily available. These techniques may change from time to time as determined by the Funds in their sole discretion.

In an effort to discourage abusive trading practices and minimize harm to a Fund and its shareholders, each Fund reserves the right, in its sole discretion, to reject any purchase order, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Advisor to be harmful to the Funds) and without prior notice. The Funds may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect a Fund’s performance or whether the shareholder has conducted four round trip transactions within a 12-month period. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Funds seek to exercise their judgment in implementing these tools to the best of their ability in a manner that they believe is consistent with shareholder interests. Except as noted in the Prospectus, the Funds apply all restrictions uniformly in all applicable cases.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions a Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Funds receive purchase and sale orders through Financial Intermediaries that use group or omnibus accounts, a Fund cannot always detect frequent trading. However, the Funds will work with Financial Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, each Fund has entered into information sharing agreements with Financial Intermediaries pursuant to which these intermediaries are required to provide to the Fund, at its request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts. The Funds will use this information to attempt to identify abusive trading practices. Financial Intermediaries are contractually required to follow any instructions from the Funds to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of a Fund’s policies. However, the Funds cannot guarantee the accuracy of the information provided to them from Financial Intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a consequence, a Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Proceeds. The Funds typically send redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or automated clearing house (ACH) transfer. Under unusual circumstances, a Fund may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law.

Each Fund typically expects that it will hold cash or cash equivalents to meet redemption requests. A Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. In situations in which investment holdings in cash or cash equivalents are not sufficient to meet redemption requests or when the sale of portfolio securities is not sufficient to meet redemption requests, a Fund will typically borrow money through its line of credit. These redemption methods will be used regularly and may also be used in stressed market conditions. Each Fund reserves the right to pay redemption proceeds to you in whole or in part through a redemption in-kind as described under “Redemption In-Kind” below. Redemptions in-kind are typically used to meet redemption requests that are a large percentage of a Fund’s net assets in order to minimize the effect of

Your Account – Account and Transaction Policies

large redemptions on the Fund and its remaining shareholders. Redemptions in-kind may be used regularly in such circumstances and may also be used in stressed market conditions.

If elected on your account application, you may have the proceeds of the redemption request sent by check to your address of record, by wire to a pre-determined bank, or by electronic funds transfer via the ACH network to the bank account designated by you on your fund account application. When proceeds are sent via the ACH network, the funds are usually available in your bank account in two to three business days.

Check Clearance. The proceeds from a redemption request may be delayed up to seven days from the date of purchase if the redemption includes shares purchased by check or electronic funds transfers via the Automated Clearing House (“ACH”) network. If the purchase payment does not clear, you will be responsible for any losses suffered by the relevant Fund as well as a $25 service charge imposed by the Transfer Agent. This delay can be avoided by purchasing shares by wire.

Suspension of Redemptions. A Fund may temporarily suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven days (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Signature Guarantees. The Transfer Agent may require a signature guarantee for certain redemption requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized transactions. A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in each of the following situations:
•For all redemption requests in excess of $100,000;
•When a redemption is received by the Transfer Agent and the account address has changed within the last 30 calendar days;
•When requesting a change in ownership on your account;
•When redemption proceeds are payable or sent to any person, address or bank account not on record.

In addition to the situations described above, a Fund and/or the Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation. Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor. The Advisor reserves the right to waive any signature requirement at its discretion.

Customer Identification Program. Please note that, in compliance with the USA PATRIOT Act of 2001, the Transfer Agent will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Program. As requested on the account application, you must supply your full

Your Account – Account and Transaction Policies

name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. If you do not supply the necessary information, the Transfer Agent may not be able to open your account. Please contact the Transfer Agent at 1‑855‑MUZINICH if you need additional assistance when completing your application. If the Transfer Agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, each Fund reserves the right to temporarily limit additional share purchases, close your account or take any other action they deem reasonable or required by law.

No Certificates. The Funds do not issue share certificates.

Right to Reject Purchases. Each Fund reserves the right to reject any purchase in whole or in part. We may cease taking purchase orders for a Fund at any time when we believe that it is in the best interest of our current shareholders. The purpose of such action is to limit increased Fund expenses incurred when certain investors buy and sell shares of a Fund for the short-term when the markets are highly volatile.

Redemption In-Kind. Each Fund reserves the right to pay redemption proceeds to you in whole or in part by a distribution of securities from a Fund’s portfolio (a “redemption in-kind”). It is not expected that the Funds would do so except during unusual market conditions. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.

Small Accounts. To reduce our expenses, if the value of your account falls below $1,000 (excluding Qualified Retirement Accounts) with respect to Class A Shares, a Fund may ask you to increase your balance. If after 60 days, the account value is still below $1,000 (excluding Qualified Retirement Accounts), the Fund may close your account and send you the proceeds. A Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account’s market value. There are no minimum balance requirements for Qualified Retirement Accounts.

Householding. In an effort to decrease costs, the Funds will reduce the number of duplicate Prospectuses and other similar documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Transfer Agent toll free at 1‑855‑MUZINICH to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Confirmations. If you purchase shares directly from a Fund, you will receive monthly statements detailing Fund balances and all transactions completed during the prior month and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by monthly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and monthly statements.

Portfolio Holdings. A description of the Funds’ policies and procedures with respect to the disclosure of portfolio securities is available in the Funds’ SAI.

Policy on Foreign Shareholders. Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States even if they are United States citizens or lawful permanent residents. However, there are certain exceptions,

Your Account – Account and Transaction Policies

which include, but are not limited to, to investors with United States military APO or FPO addresses. In the rare event that the Transfer Agent is unable to verify your identity, the Funds reserve the right to redeem your account at the current day’s net asset value.

Canceled or Failed Payments. Each Fund accepts checks and ACH transfers at full value subject to collection. If a Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled within two business days of bank notification. You will be responsible for any actual losses or expenses incurred by the Fund or the Transfer Agent as a result of the cancellation, and a Fund may redeem shares you own in the account (or another identically registered account that you maintain with the Transfer Agent) as reimbursement. The Funds and their agents have the right to reject or cancel any purchase or exchange (purchase side only) due to nonpayment.

Lost Shareholders, Inactive Accounts and Unclaimed Property. It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account. If a Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. Each Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1‑855‑MUZINICH at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

Distributions and Taxes

Distributions
The Credit Opportunities Fund declares distributions from net investment income at least quarterly. The U.S. High Yield Fund and Low Duration Fund declare distributions from net investment income at least monthly. Any net capital gain realized by the Funds will be distributed at least annually. Any Fund may make an additional payment of dividends or distributions if it deems it desirable at other times during any year.

All distributions of the Funds are reinvested in additional shares, unless you choose one of the following options:

(1) receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares; (2) receive all distributions in cash; or
(3) reinvest dividends in additional Fund shares while receiving capital gain distributions in cash.

If you wish to change your distribution option, please contact the Transfer Agent in writing or by telephone at least five days prior to the next distributions. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in the shareholder’s account at a Fund’s then current NAV and to reinvest all subsequent distributions.

Distributions and Taxes

Taxes
Each Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, a Fund will not be subject to federal income tax if it distributes its income as required by the tax law and satisfies certain other requirements that are described in the SAI.

Each Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise taxes. There is no assurance that a Fund’s distributions or investments will enable it to avoid all taxes in all periods.

You will generally be taxed on a Fund’s distributions, regardless of whether you reinvest them in additional Fund shares or receive them in cash. A Fund’s distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. A Fund’s distributions of long-term capital gain, if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to certain state and local taxes. Some Fund distributions may also include nontaxable returns of capital. Return of capital distributions reduce your tax basis in your Fund shares and, after tax basis is reduced to zero, would be treated as gain from the sale of the shares.

A distribution is treated as qualified dividend income to the extent that a Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by the Fund and the shareholder. Qualified dividends are taxable to individuals at a maximum federal rate of 20%. To the extent a Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income. A Fund’s distributions of dividends that it receives from REITs or other regulated investment companies generally do not constitute “qualified dividend income.” Based on the investment policies of the Funds, it is expected that little, if any, of a Fund’s distributions will be treated as qualified dividend income.

Distributions of capital gain and distributions of net investment income reduce the NAV of a Fund’s shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution economically may represent a return of a portion of your investment.

For taxable years beginning after 2017 and before 2025, non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary real estate investment trust (“REIT”) dividends and income derived from master limited partnership (“MLP”) investments. Regulations recently adopted by the United States Treasury allow non-corporate shareholders of a Fund to benefit from the 20% deduction with respect to net REIT dividends received by the Fund if the Fund meets certain reporting requirements, but do not permit any such deduction with respect to publicly traded partnerships.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange, and otherwise as short-term capital gain. Any capital loss arising from the sale or exchange of shares held

Distributions and Taxes

for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with respect to those shares.

Interest, dividends and capital gains from the Fund generally will be subject to the 3.8% Medicare tax that is imposed on the net investment income of individual taxpayers in the higher income brackets and on certain estates and trusts.

The Funds’ transactions in foreign currencies may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Funds’ ordinary income distributions to you, and may cause some or all of the Funds’ previously distributed income to be classified as a return of capital. Return of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains. Adjustments to reflect these gains and losses will be made at the end of the Funds’ taxable year. A Fund may decide not to make a previously scheduled distribution if it would consist only of return of capital.

A Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability, so long as you timely provide the required information or certification. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

After December 31 of each year, the Funds will mail you reports containing information about the income tax classification of distributions paid during the year. Distributions declared in October, November or December to shareholders of record on a specified date in such a month, but paid in January, are taxable as if they were paid in December.

A Fund may make taxable distributions to shareholders even in periods during which the share price has declined. The Funds do not consider taxes to be of primary importance in implementing their investment strategies. For further information about the tax effects of investing in the Funds, including state and local tax matters, please see the SAI and consult your tax adviser.

Shareholder Derivative Actions
The governing instruments of the Funds state that shareholders have power to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders.
The Trust’s Declaration of Trust provides that the Business Litigation Section of the Superior Court of the Commonwealth of Massachusetts sitting in Suffolk County, Massachusetts shall be the exclusive forum in which certain types of litigation may be brought. Any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust shall be (i) deemed to have notice of and consented to the provisions of this provision, and (ii) deemed to have waived any argument relating to the inconvenience of the judicial forum referenced above in connection with any action or proceeding described in provision. This provision does not apply to federal security law claims.

Index Descriptions

The ICE BofA Global Corporate & High Yield Index (GI00) is an unmanaged index tracking the performance of fixed-rate investment grade and below investment grade corporate debt publicly issued in the major domestic and Eurobond markets. Qualifying currencies include AUD, CAD, EUR, JPY, GBP, and USD. Qualifying issues must meet minimum size requirements denominated in the currency of issue, and must have a remaining term of at least one year to maturity. The Index’s performance is presented in each of hedged 100% to USD, in local currency (LOC).

The ICE BofA BB-B U.S. Cash Pay High Yield Constrained Index (JUC4) contains all securities in the ICE BofA U.S. Cash Pay High Yield Index (J0A0) rated BB1 through B3, based on an average of Moody’s, Standard & Poor’s and Fitch, but caps issuer exposure at 2%. The ICE BofA U.S. Cash Pay High Yield Index (J0A0) tracks the performance of US dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, Standard & Poor’s and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million.

The ICE BofA 1-3 Year U.S. Corporate & Government Index (B1A0) is a subset of the ICE BofA US Corporate & Government Index (B0A0) including all securities with a remaining term to final maturity less than 3 years. The ICE BofA US Corporate & Government Index (B0A0) tracks the performance of US dollar denominated investment grade debt publicly issued in the US domestic market, including US Treasury, US agency, foreign government, supranational and corporate securities. Qualifying securities must have an investment grade rating (based on an average of Moody’s, Standard & Poor’s and Fitch), at least one year remaining term to final maturity, at least 18 months to final maturity at point of issuance, fixed coupon schedule and a minimum amount outstanding of $1 billion for US Treasuries and $250 million for all other securities.

It is not possible to invest directly in an index.
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Source ICE Data Indices, LLC (“ICE DATA”), used with permission. ICE DATA PERMITS USE OF ICE DATA INDICES AND RELATED DATA ON AN “AS IS” BASIS, MAKES NO WARRANTIES REGARDING SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE DATA INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THE USE OF THE FOREGOING, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND MUZINICH & CO., INC., OR ANY OF ITS PRODUCTS OR SERVICES.

Financial Highlights

The tables below illustrate the Funds’ financial performance for the periods shown. Certain information reflects financial results for a single Fund share. “Total return” illustrates how much your investment in the Funds would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by Tait, Weller & Baker LLP, the Funds’ independent registered public accounting firm. Their report and the Funds’ financial statements are included in the annual report which is available upon request.

Credit Opportunities Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended December 31,
Supra Institutional Class	2022		2021	2020		2019		2018
Net asset value, beginning of year	$10.51		$11.23	$10.90		$10.49		$10.69

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.27		0.32	0.30		0.35		0.29
Net realized and unrealized gain (loss) on investments	(1.15)		(0.20)	0.37		0.77		(0.27)
Total from investment operations	(0.88)		0.12	0.67		1.12		0.02
Redemption fee proceeds	0.00	[2]	0.00	0.00	[2]	0.00	[2]	0.00	[2]

LESS DISTRIBUTIONS:
From net investment income	(0.06)		(0.42)	(0.27)		(0.31)		(0.08)
From return of capital	—		—	—		—		(0.02)
From net realized gain	(0.07)		(0.42)	(0.07)		(0.40)		(0.12)
Total distributions	(0.13)		(0.84)	(0.34)		(0.71)		(0.22)
Net asset value, end of year	$9.50		$10.51	$11.23		$10.90		$10.49
Total return	(8.41)%		1.11%	6.30%		10.77%		0.22%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$209.4		$252.1	$321.3		$261.9		$240.1
Portfolio turnover rate	168%		139%	174%		293%		244%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.80%		0.76%	0.75%		0.76%		0.80%
After fees waived and expenses absorbed	0.60%		0.59%	0.59%		0.59%		0.60%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.54%		2.73%	2.61%		3.01%		2.61%
After fees waived and expenses absorbed	2.74%		2.90%	2.77%		3.18%		2.81%

1	Calculated using the average shares outstanding method.
2	Does not round to $0.01 or $(0.01), as applicable.

Credit Opportunities Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended December 31,
Institutional Class	2022		2021	2020		2019		2018
Net asset value, beginning of year	$10.50		$11.22	$10.89		$10.49		$10.69

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.26		0.31	0.30		0.34		0.29
Net realized and unrealized gain (loss) on investments	(1.14)		(0.20)	0.36		0.76		(0.27)
Total from investment operations	(0.88)		0.11	0.66		1.10		0.02
Redemption fee proceeds	0.00	[2]	0.00	0.00	[2]	0.00	[2]	0.00	[2]

LESS DISTRIBUTIONS:
From net investment income	(0.05)		(0.41)	(0.26)		(0.30)		(0.08)
From return of capital	—		—	—		—		(0.02)
From net realized gain	(0.07)		(0.42)	(0.07)		(0.40)		(0.12)
Total distributions	(0.12)		(0.83)	(0.33)		(0.70)		(0.22)
Net asset value, end of year	$9.50		$10.50	$11.22		$10.89		$10.49
Total return	(8.39)%		1.02%	6.24%		10.60%		0.20%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$89.1		$127.0	$219.8		$155.5		$154.0
Portfolio turnover rate	168%		139%	174%		293%		244%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.88%		0.84%	0.81%		0.82%		0.83%
After fees waived and expenses absorbed	0.68%		0.66%	0.65%		0.65%		0.63%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.45%		2.64%	2.55%		2.95%		2.57%
After fees waived and expenses absorbed	2.65%		2.81%	2.71%		3.12%		2.77%

1	Calculated using the average shares outstanding method.
2	Does not round to $0.01 or $(0.01), as applicable.

U.S. High Yield Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

	Year Ended December 31,
Supra Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of year	$9.18	$9.96	$9.83	$9.11	$9.85

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.44	0.51	0.51	0.51	0.50
Net realized and unrealized gain (loss) on investments	(1.49)	(0.08)	0.12	0.72	(0.74)
Total from investment operations	(1.05)	0.43	0.63	1.23	(0.24)

LESS DISTRIBUTIONS:
From net investment income	(0.44)	(0.53)	(0.50)	(0.51)	(0.50)
From net realized gain	(0.01)	(0.68)	—	—	—
Total distributions	(0.45)	(1.21)	(0.50)	(0.51)	(0.50)
Net asset value, end of year	$7.68	$9.18	$9.96	$9.83	$9.11
Total return	(11.61)%	4.43%	6.82%	13.71%	(2.59)%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$30.3	$25.2	$62.9	$43.5	$29.5
Portfolio turnover rate	59%	96%	113%	89%	71%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.37%	1.19%	0.98%	1.21%	1.63%
After fees waived and expenses absorbed	0.58%	0.58%	0.58%	0.58%	0.58%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	4.67%	4.50%	4.97%	4.68%	4.18%
After fees waived and expenses absorbed	5.46%	5.11%	5.37%	5.30%	5.23%

1	Calculated using the average shares outstanding method.

U.S. High Yield Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

	Year Ended December 31,
Institutional Class	2022	2021	2020	2019	2018
Net asset value, beginning of year	$9.19	$9.97	$9.84	$9.12	$9.86

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.44	0.50	0.52	0.51	0.49
Net realized and unrealized gain (loss) on investments	(1.50)	(0.07)	0.11	0.72	(0.74)
Total from investment operations	(1.06)	0.43	0.63	1.23	(0.25)

LESS DISTRIBUTIONS:
From net investment income	(0.44)	(0.53)	(0.50)	(0.51)	(0.49)
From net realized gain	(0.01)	(0.68)	—	—	—
Total distributions	(0.45)	(1.21)	(0.50)	(0.51)	(0.49)
Net asset value, end of year	$7.68	$9.19	$9.97	$9.84	$9.12
Total return	(11.71)%	4.42%	6.81%	13.68%	(2.67)%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$2.8	$4.2	$5.9	$1.6	$0.7
Portfolio turnover rate	59%	96%	113%	89%	71%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.37%	1.25%	0.98%	1.17%	1.68%
After fees waived and expenses absorbed	0.58%	0.59%	0.58%	0.59%	0.64%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	4.54%	4.40%	4.97%	4.74%	4.02%
After fees waived and expenses absorbed	5.33%	5.06%	5.37%	5.32%	5.06%

1	Calculated using the average shares outstanding method.

Low Duration Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

	Year Ended December 31,
Supra Institutional Class	2022		2021	2020	2019	2018
Net asset value, beginning of year	$9.73		$10.10	$10.05	$9.53	$10.27

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.26		0.25	0.27	0.26	0.25
Net realized and unrealized gain (loss) on investments	(0.59)		—	(0.01)	0.48	(0.17)
Total from investment operations	(0.33)		0.25	0.26	0.74	0.08
Redemption fees proceeds	0.00	[2]	—	—	—	—

LESS DISTRIBUTIONS:
From net investment income	(0.10)		(0.62)	(0.21)	(0.13)	(0.29)
From net realized gain	(0.25)		—	—	(0.09)	(0.53)
Total distributions	(0.35)		(0.62)	(0.21)	(0.22)	(0.82)
Net asset value, end of year	$9.05		$9.73	$10.10	$10.55	$9.53
Total return	(3.41)%		2.50%	2.64%	7.86%	0.79%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$941.3		$369.5	$592.5	$732.0	$571.9
Portfolio turnover rate	26%		69%	75%	47%	72%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.61%		0.62%	0.60%	0.59%	0.62%
After fees waived and expenses absorbed	0.50%		0.49%	0.49%	0.49%	0.50%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.71%		2.32%	2.66%	2.50%	2.32%
After fees waived and expenses absorbed	2.82%		2.46%	2.77%	2.60%	2.44%

1	Calculated using the average shares outstanding method.
2	Does not round to $0.01 or $(0.01), as applicable.

MUZINICH CREDIT OPPORTUNITIES FUND
MUZINICH U.S. HIGH YIELD CREDIT FUND
MUZINICH LOW DURATION FUND

FOR MORE INFORMATION

Annual/Semi-Annual Reports
Additional information about the Funds’ investments is available in the Funds’ annual/semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during its fiscal year.

Statement of Additional Information (“SAI”)
The SAI provides more detailed information about the Funds and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Funds
You can get free copies of the Prospectus, SAI and annual/semi-annual reports or other information by visiting the Funds’ website at www.MuzinichUSFunds.com or by contacting the Funds at:

Muzinich Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
1-855-MUZINICH or 1-855-689-4642
MuzinichUSFunds@muzinich.com

U.S. Securities and Exchange Commission Information
You can also get copies of this information by visiting the SEC’s website at www.sec.gov or for a duplicating fee by e-mailing publicinfo@sec.gov

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Investment Company Act File No. 811‑05037

STATEMENT OF ADDITIONAL INFORMATION

MUZINICH FUNDS
April 30, 2023

Investment Advisor:

Account Information and Shareholder Services:

Muzinich Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
1-855-MUZINICH or 1-855-689-4642

MUZINICH CREDIT OPPORTUNITIES FUND
Institutional Shares (Ticker: MZCIX)
Supra Institutional Shares (Ticker: MZCSX)

MUZINICH U.S. HIGH YIELD CREDIT FUND
Class A Shares (Ticker: MZHRX)*
Institutional Shares (Ticker: MZHIX)
Supra Institutional Shares (Ticker: MZHSX)

MUZINICH LOW DURATION FUND
Class A Shares (Ticker: MZLRX)*
Supra Institutional Shares (Ticker: MZLSX)
* Shares are not available for purchase.
This Statement of Additional Information (the “SAI”) provides additional information to the Prospectus dated April 30, 2023, as may be amended from time to time, of the Muzinich Credit Opportunities Fund, Muzinich U.S. High Yield Credit Fund, and Muzinich Low Duration Fund (each, a “Fund,” and collectively, the “Funds”), each a series of Professionally Managed Portfolios, a registered, open-end management investment company (the “Trust”). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting U.S. Bank Global Fund Services at the address or telephone number listed above or by visiting the Funds’ website at www.MuzinichUSFunds.com.
The Funds’ most recent Annual Report to shareholders is available, without charge, upon request by calling the number listed above. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated into this SAI by reference to the Funds’ Annual Report dated December 31, 2022, as filed with the U.S. Securities and Exchange Commission (“SEC”). The Muzinich Credit Opportunities Fund commenced operations on January 3, 2013. The Muzinich U.S. High Yield Credit Fund commenced operations on March 31, 2016. The Muzinich Low Duration Fund commenced operations on June 30, 2016.

GLOSSARY

As used in this SAI, the following terms have the meanings listed:
“Accountant” means U.S. Bank Global Fund Services.
“Administrator” means U.S. Bank Global Fund Services.
“Advisor” or “Muzinich” means Muzinich & Co., Inc., the Funds’ investment advisor.
“Board” means the Board of Trustees of the Trust.
“CFTC” means Commodities Future Trading Commission.
“Code” means the Internal Revenue Code of 1986, as amended the rules thereunder, IRS interpretations and any private letter rulings or similar authority upon which the Funds may rely.
“Custodian” means U.S. Bank National Association.
“Distributor” means Quasar Distributors, LLC.
“Fund” means each of the: Muzinich U.S. High Yield Credit Fund, Muzinich Low Duration Fund, and Muzinich Credit Opportunities Fund (together, the “Funds”).
“Fund Services” means U.S. Bank Global Fund Services.
“Independent Trustee” means a Trustee that is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.
“IRS” means U.S. Internal Revenue Service.
“Moody’s” means Moody’s Investors Service.
“NAV” means net asset value per share.
“NRSRO” means a nationally recognized statistical rating organization.
“SAI” means Statement of Additional Information.
“SEC” means the U.S. Securities and Exchange Commission.
“S&P” means S&P Global Ratings, a division of the McGraw Hill Companies.
“Transfer Agent” means U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services.
“Trust” means Professionally Managed Portfolios.
“U.S.” means United States.
“U.S. Government Securities” means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
“1933 Act” means the Securities Act of 1933, as amended, and including rules and regulations as promulgated thereunder.
“1934 Act” means the Securities Exchange Act of 1934, as amended, and including rules and resolutions as promulgated thereunder.
“1940 Act” means the Investment Company Act of 1940, as amended, and including rules and regulations SEC interpretations and any exemptive order applicable to the Funds or interpretive relief promulgated thereunder.
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THE TRUST

The Trust is a Massachusetts business trust organized on February 24, 1987, and is registered with the SEC as an open-end management investment company. Prior to May 1991, the Trust was known as the Avondale Investment Trust. The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Trust consists of various series that represent separate investment portfolios. The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. This SAI relates only to the Funds.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust.

The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Funds’ assets for any shareholder held personally liable for obligations of the Funds or the Trust. The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Funds or the Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Funds. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. However, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust’s total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and a Fund itself is unable to meet its obligations.

Fund History

Each Fund is a diversified series of the Trust. This means that for 75% of its total assets, each Fund may not invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the outstanding voting shares of a single issuer. Under applicable federal securities laws, the diversification of a mutual fund’s holdings is measured at the time a fund purchases a security. However, if a fund purchases a security and holds it for a period of time, the security may become a larger percentage of the fund’s total assets due to movements in the financial markets. If the market affects several securities held by a fund, the fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, a fund would be subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the fund qualifying as a diversified fund under applicable federal securities laws.

The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series of the Trust. The Funds’ Prospectus and this SAI are a part of the Trust’s Registration Statement filed with the SEC. Copies of the Trust’s complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.

The Muzinich Credit Opportunities Fund (the “Credit Opportunities Fund”) commenced operations on January 3, 2013. The Muzinich U.S. High Yield Credit Fund (the “U.S. High Yield Fund”) commenced operations on March 31, 2016. The Muzinich Low Duration Fund (the “Low Duration Fund”) commenced operations on June 30, 2016.
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INVESTMENT POLICIES AND RISKS

The following information supplements the discussion of each Fund’s investment objective and policies as set forth in the Prospectuses. The Funds may invest in the following types of investments, which are subject to certain risks, as discussed below.

Fixed Income Securities

High Yield and Other Securities

Each Fund will invest in debt securities, including bonds and debentures (which are long-term) and notes (which may be short- or long-term). Each Fund will invest in securities that are rated below investment grade or non-rated. Investments in high yield securities (i.e., less than investment grade), while providing greater income and opportunity for gain than investments in higher-rated securities, entail relatively greater risk of loss of income or principal. Lower-grade obligations are commonly referred to as “junk bonds.” Market prices of high-yield, lower-grade obligations may fluctuate more than market prices of higher-rated securities. Lower grade, fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates.

Each Fund may purchase unrated securities. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the securities comparative credit rating.

The high yield market at times is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on high yield securities and their markets, as well as on the ability of securities’ issuers to repay principal and interest. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield security owned by a Fund defaults, the Fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of the market prices of high yield securities and a Fund’s NAV per share. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and therefore tend to be more volatile than the market prices of securities which pay interest periodically and in cash.

Certain securities held by each Fund including high yield securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for the investor.
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Conversely, a high yield security’s value will decrease in a rising interest rate market, as will a Fund’s net assets.

The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for each Fund to accurately value high yield securities or dispose of them. To the extent a Fund owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. A Fund will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Further, each Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Accordingly, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Advisor monitors the issuers of high yield securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities’ liquidity so the Fund can meet redemption requests. To the extent that a Fund invests in high yield securities, the achievement of its investment objective may be more dependent on the Advisor’s credit analysis than would be the case for higher quality bonds. The Funds may retain a portfolio security whose rating has been changed.

Syndicated Loans and Assignments

Each Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Syndicated loans typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing syndicated loans, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which each Fund intends to invest may not be rated by any nationally recognized rating service. Each Fund may invest in debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, a Fund’s only recourse will be against the property securing the DIP financing. A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A
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successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, a Fund might incur certain costs and delays in realizing payment on a syndicated loan and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Funds more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. A Fund may invest in syndicated loans with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Funds bear a substantial risk of losing the entire amount invested.

Each Fund is diversified and limits the amount of its total assets that it will invest in any one issuer and each Fund limits the amount of its total assets that it will invest in issuers within the same industry (see “Investment Restrictions”). For purposes of these limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of syndicated loans where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require a Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers.” Treating a financial intermediary as an issuer of indebtedness may restrict the Funds’ ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries. Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Advisor believes to be a fair price. Additionally, even where there is a market for certain loans the settlement period may be extended, up to several weeks or longer. That means a Fund may have a limited ability to receive payment promptly on the sale of some of the loans in its portfolio. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, each Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of a Fund’s limitation on illiquid investments. Investments in syndicated loans are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer
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securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, each Fund relies upon the Advisor’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

U.S. Government Securities and Mortgage-Backed Securities

The Funds may invest in U.S. Government Securities. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the United States; by the right of the issuer to borrow from the U.S. Treasury; by the discretionary authority of the U.S. Treasury to lend to the issuer; or solely by the creditworthiness of the issuer. Holders of U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

Among the U.S. Government securities that a Fund may purchase are “mortgage-backed securities” or “MBS” of the Government National Mortgage Association (“Ginnie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”). These MBS include “pass-through” securities and “participation certificates;” both are similar, representing pools of mortgages that are assembled, with interests sold in the pool; the assembly is made by an “issuer” which assembles the mortgages in the pool and passes through payments of principal and interest for a fee payable to it. Payments of principal and interest by individual mortgagors are “passed through” to the holders of the interest in the pool. Thus, the monthly or other regular payments on pass-through securities and participation certificates include payments of principal (including prepayments on mortgages in the pool) rather than only interest payments. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States, but their yield is not guaranteed. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of these securities discussed in this paragraph could be adversely affected by actions of the U.S. Government to tighten the availability of its credit or to affect adversely the tax effects of owning them.

Events Regarding Fannie Mae and Freddie Mac Securities. On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac.

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that
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performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs.

The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s assets available therefor. In the event of repudiation, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. If FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In October 2012, FHFA released a white paper, Building a New Infrastructure for the Secondary Mortgage Market, proposing a framework for a common securitization platform and an improved contractual and disclosure framework and requested public input. The white paper sought to identify the core components of mortgage securitization that will be needed in the housing finance system in the future. Along with the white paper, FHFA joined Fannie Mae and Freddie Mac in outreach to a full range of stakeholders, including a variety of industry participants - small and large companies, trade groups, advocacy organizations, vendors, originators, servicers, investors, and mortgage issuers, among others. FHFA has worked with Fannie Mae and Freddie Mac to use the feedback gathered on the securitization platform prototype, to align key contractual features and practices, and address additional protections investors require.

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FHFA has stated that long-term, continued operation in a government-run conservatorship is not sustainable for Fannie Mae and Freddie Mac because each company lacks capital, cannot rebuild its capital base, and is operating on a remaining, finite line of capital from taxpayers. However, FHFA has stated that it will continue to carry out its responsibilities as conservator until Congress determines the future of Fannie Mae and Freddie Mac.

Investment Characteristics of MBS
The investment characteristics of adjustable and fixed rate MBS differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if a Fund purchases MBS at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market value.

Prepayments
Prepayments on a pool of mortgage loans are influenced by a variety of factors, including economic conditions, changes in mortgagors’ housing needs, job transfer, unemployment, mortgagors’ net equity in the mortgage properties and servicing decisions. The timing and level of prepayments cannot be predicted. Generally, however, prepayments on adjustable rate mortgage loans and fixed rate mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by a Fund are likely to be greater during a period of declining mortgage interest rates. If general interest rates also decline, such prepayments are likely to be reinvested at lower interest rates than a Fund was earning on the mortgage-backed securities that were prepaid.

Adjustable Rate Mortgage Loans (“ARMs”)
Certain mortgage loans underlying the MBS in which a Fund may invest will be ARMs. ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

There are two main categories of indexes which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indexes include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year London Interbank Offered Rate, the prime rate of a specific bank, or commercial paper rates. Some indexes, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of a Fund’s portfolio and therefore in the NAV per share of a Fund will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indexes.
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Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARMs. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period. Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and is repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

The mortgage loans underlying other MBS in which a Fund may invest will be fixed rate mortgage loans. Generally, fixed rate mortgage loans eligible for inclusion in a mortgage pool will bear simple interest at fixed annual rates and have original terms to maturity ranging from five to 40 years. Fixed rate mortgage loans generally provide for monthly payments of principal and interest in substantially equal installments for the contractual term of the mortgage note in sufficient amounts to fully amortize principal by maturity although certain fixed rate mortgage loans provide for a large final “balloon” payment upon maturity.

Collateralized Mortgage Obligations

The Funds may invest in collateralized mortgage obligations (“CMOs”) that are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA (“Mortgage Assets”). CMOs are multiple-class debt obligations. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as “tranches”) of CMOs have priority over other classes with respect to the receipt of mortgage prepayments. Each tranche is issued at a specific or floating coupon rate and has a stated maturity or final distribution date. Interest is paid or accrues in all tranches on a monthly, quarterly or semi-annual basis. Payments of principal and interest on Mortgage Assets are commonly applied to the tranches in the order of their respective maturities or final distribution dates, so that generally, no payment of principal will be made on any tranche until all other tranches with earlier stated maturity or distribution dates have been paid in full.

CMOs are issued in multiple classes. Each class of CMOs is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the class of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrued on all classes of CMOs on a monthly basis.

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The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as “sequential pay” CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs include, among others, “parallel pay” CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

Collateralized Debt Obligations

The Funds also may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, and aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depends largely on the type of the underlying collateral and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify as a Rule 144A security. In addition to the normal risks associated with fixed-income securities discussed elsewhere in the SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (1) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the Funds may invest in CDOs that are subordinate to other classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Asset-Backed Securities

The Funds may invest in asset-backed securities, including asset-backed commercial paper. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (for example, credit card) agreements. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Repayments relating to the assets underlying the asset-backed securities depend largely on the cash flows generated by such assets. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancements associated with the securities. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds, and over collateralization. Asset-backed securities have structures and characteristics similar to those of mortgage-backed securities; accordingly, they are subject to many of the same risks, though often, to a greater extent.

Corporate Debt Obligations

General. The Funds may invest in corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than nine months. The Funds may also invest in corporate fixed income securities registered and sold in the U.S. by foreign issuers (Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (eurobonds).

Variable and Floating Rate Securities

The Funds may invest in variable and floating rate securities. Fixed income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.

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Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, a Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity. A Fund intends to purchase these securities only when the Advisor believes the interest income from the instrument justifies any principal risks associated with the instrument. The Advisor may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Advisor will be able to limit the effects of principal fluctuations and, accordingly, a Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for a Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. A Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Advisor monitors the liquidity of each Fund’s investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Non-U.S. Dollar Denominated Securities and Other Fixed Income Securities

Each Fund may invest in short-term money market instruments issued in the U.S. or abroad, denominated in U.S. dollars or any foreign currency. Short-term money market instruments include repurchase agreements, short-term fixed or variable rate certificates of deposit, time deposits with a maturity no greater than 180 days, bankers’ acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody’s or in similar other money market securities. Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers’ acceptances are negotiable obligations of a bank to pay a draft, which has been drawn by a customer, and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and time deposits generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund’s performance.

Each Fund may also invest in other high yield fixed income securities denominated in U.S. dollars, any foreign currency or in a multi-national currency unit (e.g., the European Currency Unit).

The Funds may invest in non-U.S. dollar denominated securities including debt obligations denominated in foreign or composite currencies (such as the European Currency Unit) issued by (1) foreign national, provincial, state or municipal governments or their political subdivisions; (2) international organizations designated or supported by governmental entities (e.g., the World Bank and the European Community); (3) non-dollar securities issued by the U.S. Government; and (4) foreign corporations.

Risks of Debt Securities

General. Yields on debt securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the debt securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities.

Certain debt securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity. Issuers may prepay fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest
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rates. Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Interest Rate Risk. The market value of the interest-bearing debt securities held by a Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All debt securities, including U.S. Government Securities, can change in value when there is a change in interest rates. As a result, an investment in a Fund is subject to risk even if all debt securities in the Fund’s investment portfolio are paid in full at maturity.

Credit Risk. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s debt securities. The financial condition of an issuer of a debt security held by the Fund may cause it to default on interest or principal payments due on a security. This risk generally increases as security credit ratings fall.

The Funds may also invest in investment grade and non-investment grade debt securities, including (i) “distressed securities” rated at the time of purchase D by S&P or C by Moody’s or (ii) unrated investment grade and non-investment grade, but determined to be of comparable quality by the Advisor.

Each of the Funds may retain securities whose rating has been lowered below the lowest permissible rating category if the Advisor determines that retaining such security is in the best interests of the Fund.

Moody’s, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Advisor may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by a Fund, the Advisor will determine whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. The rating of an issuer is a rating agency’s view of potential developments related to the issuer and may not necessarily reflect actual outcomes. Also, rating agencies may fail to make timely changes in credit ratings. An issuer’s current financial condition may be better or worse than a rating indicates. Unrated securities may not be as actively traded as rated securities. Because a downgrade often results in a reduction in the market price of the security, the sale of a downgraded security may result in a loss.

Credit ratings for debt securities provided by rating agencies evaluate the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to a issuer and the time a rating is assigned and updated.

Stressed, Distressed or Defaulted Borrowers Risk. The Funds can invest in debt instruments of borrowers that are experiencing, or are likely to experience, financial difficulty. These debt instruments are subject to greater credit and liquidity risks than other debt instruments. In addition, the Funds can
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invest in debt instruments of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors. Various laws enacted for the protection of debtors may apply to such debt instruments. A bankruptcy proceeding or other court proceeding could delay or limit the ability of a Fund to collect the principal and interest payments on that borrower’s indebtedness or adversely affect the Fund’s rights in collateral relating to such indebtedness. If a lawsuit is brought by creditors of a borrower under a debt instrument, a court or a trustee in bankruptcy could take certain actions that would be adverse to a Fund. For example:
•    Other creditors might convince the court to set aside a loan or the collateralization of the loan as a “fraudulent conveyance” or “preferential transfer.” In that event, the court could recover from the Fund the interest and principal payments that the borrower made before becoming insolvent. There can be no assurance that the Fund would be able to prevent that recapture.
•    A bankruptcy court may restructure the payment obligations under the debt instrument so as to reduce the amount to which the Fund would be entitled.
•    The court might discharge the amount of the indebtedness that exceeds the value of the collateral.
•    The court could subordinate the Fund’s rights to the rights of other creditors of the borrower under applicable law, decreasing, potentially significantly, the likelihood of any recovery on the Fund’s investment.

Leverage Transactions

General

Each Fund may use leverage to increase potential returns, although use of leverage is not a principal investment strategy for any Fund. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to a Fund through an investment technique is used to make additional Fund investments. Leverage transactions include borrowing for other than temporary or emergency purposes, lending portfolio securities, entering into reverse repurchase agreements, and purchasing securities on a when-issued, delayed delivery or forward commitment basis. A Fund uses these investment techniques only when the Advisor believes that the leveraging and the returns available to a Fund from investing the cash will provide investors with a potentially higher return. (See “Risks” below.) Each Fund will reduce its borrowing amount within three days, if that Fund’s asset coverage falls below the amount required by the 1940 Act.

Borrowing. Currently, the 1940 Act permits a Fund to borrow money from banks in amounts of up to one-third of the Fund’s total assets (including the amount borrowed). To the extent permitted by the 1940 Act, or the rules and regulations thereunder, a Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as the clearance of portfolio transactions. To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of a Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of a Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period.

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The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of a Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the net asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. Each Fund will reduce its borrowing amount within three days, if that Fund’s asset coverage falls below the amount required by the 1940 Act.

Senior Securities. Pursuant to Section 18(f)(1) of the 1940 Act, a Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund shall be permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Fund shall reduce the amount of its borrowings, within 3 days, to an extent that the asset coverage shall be at least 300%.

Reverse Repurchase Agreements. Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers and agree to repurchase the securities at the mutually agreed-upon date and price. A Fund may enter into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. A Fund may also seek to enter reverse repurchase agreements when the Advisor believes the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Rule 18f-4 under the 1940 Act permits the Funds to enter into reverse repurchase agreements, provided that a Fund treats the reverse repurchase agreements as either (1) borrowings subject to the asset coverage requirements under the 1940 Act (see “Borrowing” above) or (2) derivatives transactions under Rule 18f-4 (see “Regulation of Derivatives and Certain Other Transactions” below).

The use of reverse repurchase agreements by a Fund creates leverage which increases its investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, a Fund’s earnings or NAV will increase faster than otherwise would be the case. Conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.

When-Issued Securities and Forward Commitments. The Funds may purchase securities offered on a “when-issued” and “forward commitment” basis (including a delayed delivery basis). Securities purchased on a “when-issued” or “forward commitment basis” are securities not available for immediate delivery despite the fact that a market exists for those securities. A purchase is made on a “delayed delivery” basis when the transaction is structured to occur sometime in the future.

When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no
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payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued basis or forward commitment, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV. No when-issued or forward commitments will be made by a Fund if, as a result, more than 5% of the Fund’s total assets would be committed to such transactions.

Rule 18f-4 under the 1940 Act permits the Funds to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that a Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A when-issued, forward-settling, or non-standard settlement cycle security that does not satisfy the Delayed-Settlement Securities Provision is treated as a derivatives transaction under Rule 18f-4. See “Regulation of Derivatives and Certain Other Transactions” below.

Risks

Leverage creates the risk of magnified capital losses. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the NAV of a Fund’s securities which may be magnified by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense incurred as a result of leveraging on borrowings were to exceed the net return to investors, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if a Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Convertible Securities

General. Each Fund may invest in convertible securities. Each Fund may also invest in U.S. or foreign securities convertible into foreign common stock. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying
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stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Risks. Investment in convertible securities generally entails less risk than an investment in the issuer’s common stock. Convertible securities are typically issued by smaller capitalization companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Security Ratings Information. Each Fund’s investments in convertible securities are subject to the credit risk relating to the financial condition of the issuers of the securities that each Fund holds. Each Fund may purchase unrated convertible securities and preferred stock if, at the time of purchase, the Advisor believes that they are of comparable quality to rated securities that the Fund may purchase.

Unrated securities may not be as actively traded as rated securities. A Fund may retain securities whose ratings have been lowered below the lowest permissible rating category (or that are unrated and determined by the Advisor to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Advisor determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, the sale of a downgraded security may result in a loss.

Moody’s, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. Each Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. To the extent that the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the Advisor will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer’s current financial condition may be better or worse than a rating indicates.

Credit ratings for debt securities provided by rating agencies evaluate the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. See Appendix A for additional information on credit ratings.

Warrants

General. Each of the Funds may hold warrants resulting from reorganizations. Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance.
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Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

Risks. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

Regulation of Derivatives and Certain Other Transactions

Each Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are three types of derivatives in which a Fund may invest: futures, options and swaps. Derivatives may be (1) standardized, exchange-traded contracts or (2) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

The Fund’s use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include: an illiquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that a counterparty will not perform its obligations.

Rule 18f-4 of the 1940 Act (“Rule 18f-4” or the “Derivatives Rule”), regulates the ability of a Fund to enter into derivative transactions and other leveraged transactions. The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, such as TBA transactions, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and options. Rule 18f-4 also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions deemed to be “similar to” reverse repurchase transactions, such as certain securities lending transactions in connection with which a Fund obtains leverage. The final rule requires the Funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a Fund qualifies as a “limited derivatives user,” as defined in the final rule.

Under Rule 18f-4, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or it can decide to treat all such transactions as derivatives transactions.

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Among other things, under Rule 18f-4, the Funds are prohibited from entering into these derivatives transactions except in reliance on the provisions of the Derivatives Rule. A Fund will generally satisfy the limits under the Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or a fund’s own portfolio absent derivatives holdings, as determined by such fund’s derivatives risk manager. This limits test is referred to as the “Relative VaR Test.” In addition, among other requirements, Rule 18f-4 requires a fund to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the SEC and the public regarding a fund’s derivatives activities.

These requirements may limit the ability of a Fund to use derivatives as part of its investment strategies. These requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

Each Fund may use the following types of derivatives.

Futures Contracts and Options on Futures Contracts
A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

Options
An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds’ investments in options include the following:

◦Options on Foreign Currencies. The Fund may purchase or sell call or put options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by the Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Fund may forfeit the entire amount of the premium plus related transaction costs. The Fund may also purchase or sell options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies.

◦Options on Securities. The Fund may purchase or sell call or put options on securities. The Fund will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Fund does not exercise an option, the premium it paid for the option will be lost. Normally, the Fund will sell only
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“covered” options, which means writing an option for securities the Fund owns, but may write an uncovered call option for cross-hedging purposes.

◦Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Swaps
A swap, which may be a customized and privately negotiated agreement or a standardized and exchange-traded contract, obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon, or calculated by, reference to changes in specified prices or rates for a specified amount of an underlying asset (the “notional” principal amount). Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). Examples of such swaps may include, but are not limited to, currency swaps, interest rate swaps, total return swaps, and credit default swaps. If a Fund writes swaps, it will segregate the full notional amount to cover the obligation. Payments received by the Fund from swap agreements will result in taxable income, either as ordinary income or capital gains. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid.

Exclusion from Definition of Commodity Pool Operator. Pursuant to amendments by the Commodity Futures Trading Commission to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Advisor has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Funds. The Funds and the Advisor are therefore not subject to registration or regulation as a pool operator under the CEA. In order to claim the Rule 4.5 exemption, the Funds are significantly limited in their ability to invest in commodity futures, options and swaps (including securities futures, broad-based stock index futures and financial futures contracts). As a result, these limitations may have a negative impact on the ability of the Advisor to manage the Funds, and on the Funds’ performance.

Foreign Securities Exposure

The Funds may invest in securities issued by foreign companies or governmental authorities either directly or through depository receipts or exchange traded funds (“ETFs”) (generally “foreign securities”). Investing in foreign securities involves more risk than investing in U.S. securities. Changes in the value of foreign currencies can significantly affect the value of a foreign security held by a Fund, irrespective of developments relating to the issuer. In addition, the values of foreign securities may be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments. Other risks involved in investing in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S.
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companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of a Fund held in foreign countries. Investments in foreign government debt obligations also involve special risks. The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and a Fund may have limited legal resources in the event of default. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance.

Foreign Securities Traded in the United States. The Funds may invest directly in foreign equity or debt securities that are traded in the United States. Such securities are generally denominated in United States dollars. They also may be issued originally in the United States. For example, some foreign companies raise capital by selling dollar-denominated bonds to institutional investors in the United States (“Yankee Bonds”). Such bonds have all of the risks associated with foreign securities traded in foreign markets, except for the risks of foreign securities markets. There may be a thin trading market for foreign securities that are traded in the United States, and in some cases such securities may be illiquid, since such securities may be restricted and traded principally among institutional investors. See “Restricted and Illiquid Securities” for the risks of illiquid securities. To the extent that dollar-denominated foreign stocks and bonds are traded in the United States securities markets, the Funds do not consider them to be foreign securities for purposes of investment policies restricting investments on such securities.

Foreign Securities Traded in Foreign Markets. The Funds may invest in foreign securities that are traded in foreign securities markets. In addition to the general risks of foreign investments discussed above, securities that are traded in foreign markets present special risks, including higher brokerage costs, potentially thinner trading markets, extended settlement periods and the risks of holding securities with foreign sub-custodians and securities depositories. When the Funds are investing in securities that are denominated in foreign currencies, they may also sell securities denominated in foreign currencies and retain the proceeds in those foreign currencies to use at a future date (to purchase other securities denominated in those currencies) or buy foreign currencies outright to purchase securities denominated in those foreign currencies at a future date. The Funds may also engage in foreign currency futures contracts, foreign currency forward contracts, foreign currency exchange contracts and options thereon. See “Foreign Currency” below for a description of such investments. The Funds may also invest some or all of their excess cash in deposit accounts with foreign banks.

Foreign Securities Traded in Emerging Markets. The Funds may invest in the securities of issuers in less developed foreign countries including countries whose economies or securities markets are not yet highly developed (“emerging markets”). Emerging markets are nations with below investment grade credit ratings and social or business activity in the process of rapid growth and industrialization. There are special risks associated with investing in emerging markets in addition to those described above in “Foreign Securities Traded in Foreign Markets.” These special risks include, among others, greater political uncertainties, an economy’s dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.

Foreign Currency. A Fund also may invest in foreign currency, foreign currency futures, and foreign currency options. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on such contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower costs than forward currency exchange contracts.

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The Funds may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may conduct foreign currency exchange transactions either on a cash basis or at the rate prevailing in the foreign exchange market.

A forward currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. At or before settlement of a forward currency contract, a Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract. If a Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. Each Fund may close out a forward contract obligating it to purchase currency by selling an offsetting contract, in which case, it will realize a gain or a loss.

Forward contracts are considered “derivatives,” financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). A Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, each Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. The Fund does not intend to enter into forward contracts on a regular or continuing basis and the Fund will not enter these contracts for speculative purposes.

Each Fund will not have more than 20% (based on the mark-to-market value of its currency hedges) of its total assets committed to forward contracts, or maintain a net exposure to forward contracts that would obligate the Fund to deliver an amount of foreign currency in excess of 105% the value of the Fund’s investment securities or other assets denominated in that currency.

Foreign currency transactions involve certain costs and risks. A Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Advisor is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for a Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to a Fund.

Participatory Notes. The Funds may invest in securities that are traded in foreign markets through participatory notes. Participatory notes (commonly known as P-notes) are derivative instruments used by foreign funds or investors that would like to invest in securities of a foreign issuer traded in its local market. Foreign funds or investors buy P-notes from brokers who are registered in a foreign issuer’s local market. Such brokers buy shares of an issuer on the local market and create the P-notes to represent interests in the shares. Thus, investments in P-notes present similar risks to investing directly in an
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issuer’s shares. Normally, P-notes can only be sold back to the broker that issued them. As a result, P-notes also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitment to the purchaser.

Illiquid Investments and Restricted Securities
Pursuant to Rule 22e-4 under the 1940 Act, a Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Each Fund has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. The 15% limits are applied as of the date a Fund purchases an illiquid investment. It is possible that a Fund’s holding of illiquid investments could exceed the 15% limit, for example as a result of market developments or redemptions.

Each Fund may purchase certain restricted securities that can be resold to institutional investors and which may be determined to not be illiquid investments pursuant to the Fund’s liquidity risk management program. In many cases, those securities are traded in the institutional market under Rule 144A under the 1933 Act and are called Rule 144A securities.

Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from otherwise comparable, more liquid investments. Investment of a Fund’s assets in illiquid investments may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund has net redemptions, and could result in the Fund borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.

Illiquid investments are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by a Fund or less than the fair value of the securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, a Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct transactions in those securities.

Investment Company Securities

Open-End and Closed-End Investment Companies

The Funds may invest in the securities of other registered investment companies (affiliated and unaffiliated), including money market mutual funds, subject to the limitations set forth in the 1940 Act.
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Investments in the securities of other investment companies will likely result in the duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

Each Fund currently intends to limit its investments in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company (other than money market funds) will be owned by the Fund, or its affiliated persons, as a whole. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company’s advisory and operational expenses.

Section 12(d)(1)(A) of the 1940 Act generally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies. The acquisition of shares by a Fund in other registered investment companies is therefore subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by Rule and/or an exemptive order obtained by the other registered investment companies that permits the Fund to invest in the other registered investment companies beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the Fund enter into an agreement with the other registered investment companies regarding the terms of the investment.

In accordance with Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price including a sales load or service fee that exceeds the limits set forth in Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to a fund of funds (e.g., 8.5%).

Rule 12d1-4 permits funds to invest in other investment companies without an exemptive order, subject to certain conditions, including limits on control and voting of acquired funds’ shares, evaluations, and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

Exchange-Traded Funds

The Funds may also invest in shares of exchange-traded funds (“ETFs”). ETFs are investment companies which seek to replicate the performance, before fees and expenses, of an underlying index of securities. An ETF is similar to a traditional mutual fund but trades at different prices during the day on a securities exchange like a stock. Similar to investments in other investment companies discussed above, a Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company. In addition, the Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent the Fund invests in
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ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase and sell these shares on the secondary market at their current market price, which may be more or less than their net asset value. Investors in the Fund should be aware that index-based ETFs are subject to “tracking risk,” which is the risk that an ETF will not be able to replicate exactly the performance of the index it tracks.

As a purchaser of ETF shares on the secondary market, a Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their net asset value, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETF only in large blocks (typically 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF. The Funds do not expect to enter into such agreements and therefore will not be able to purchase and redeem their ETF shares directly from the ETF, but will instead purchase and sell shares on the secondary market.

Other Pooled Investment Vehicles

The Funds may invest in pooled investment vehicles, including limited partnerships. Examples of such vehicles include private funds and private funds of funds. A private fund generally invests in non-public companies that the fund’s manager believes will experience significant growth over a certain time period. A private fund of funds invests in other private funds of the type described. Investments in private funds, once made, typically may not be redeemed for several years, though they may be sold to other investors under certain circumstances.

To the extent that the Funds invest in pooled investment vehicles, such investments may be deemed illiquid. (See “Illiquid and Restricted Securities” for the risks of investing in illiquid securities above). In addition, a Fund will bear its ratable share of such vehicles’ expenses, including its management expenses and performance fees. Performance fees are fees paid to the vehicle’s manager based on the vehicle’s investment performance (or returns) as compared to some benchmark. The fees a Fund pays to invest in a Pooled Investment Vehicle may be higher than the fees it would pay if the manager of the Pooled Investment Vehicle managed the Fund’s assets directly. Further, the performance fees payable to the manager of a Pooled Investment Vehicle may create an incentive for the manager to make investments that are riskier or more speculative than those it might make in the absence of an incentive fee.

Market and Regulatory Risk

Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Such adverse effects on performance could include a decline in the value and liquidity of securities held by a Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. It may also be unusually difficult to identify both investment risks and opportunities, in which case investment objectives may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value, and a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money.

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Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, pandemics, epidemics and other similar circumstances in one or more countries or regions, the value and liquidity of the Fund’s investments may be negatively affected.

Securities Lending

Upon approval from the Board, the Fund may lend the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The SEC currently requires that the following conditions must be met whenever the Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification. Such loans will be terminable at any time upon specified notice. The Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In addition, the Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, the Fund may be required to invest in collateralized debt or other securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, the Fund will have to cover the loss when repaying the collateral.

Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.

Special Risks Related to Cyber Security

A Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to
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networks or devices that a Fund and its service providers use to service a Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of a Fund or its service providers may adversely impact a Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and a Fund to process transactions; inability to calculate a Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. A Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which a Fund invests, which may cause a Fund’s investment in such issuers to lose value. There can be no assurance that a Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Temporary Defensive Position

Each Fund may invest in prime money market instruments or exchange-traded funds, pending investment of cash balances. Each Fund may also assume a temporary defensive position and may invest without limit in prime quality money market instruments. Prime quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Advisor to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which a Fund may invest include short-term U.S. Government Securities, commercial paper, bankers’ acceptances, time deposits, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest, exchange traded funds and money market mutual funds.

Equity Securities

Common and Preferred Stock

General. Each Fund may hold common stock received as part of reorganizations. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Each Fund may hold preferred stock received as a result of a reorganization. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

Risks. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or
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other objective measures of a company’s worth. If you invest in a Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.
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INVESTMENT LIMITATIONS

For purposes of all investment policies of each Fund: (1) the term “1940 Act” includes the rules thereunder, SEC interpretations and any exemptive order upon which a Fund may rely; and (2) the term “Code” includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which a Fund may rely.

The Funds have adopted the following policies and investment restrictions as fundamental policies (unless otherwise noted), which may not be changed without the affirmative vote of the holders of a “majority” of the outstanding voting securities of the Fund. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

Fundamental Limitations

As a matter of fundamental policy, each Fund may not:

1.Borrow money or issue senior securities, except through reverse repurchase agreements or otherwise as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority. Generally, issuing senior securities is prohibited under the 1940 Act; however, certain exceptions apply such as in the case of reverse repurchase agreements, borrowing, and certain other leveraging transactions.

2.Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio).

3.Invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry or groups of industries (other than U.S. government securities).

4.Purchase or sell real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate).

5.Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

6.Make loans (except purchases of debt securities and syndicated loans consistent with the investment policies of the Fund). For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

7.With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer. (Does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities or securities of other investment companies.)

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With respect to Fundamental Investment Restriction No. 1, under SEC staff interpretations, reverse repurchase agreements, firm commitment agreements and standby commitment agreements will not constitute impermissible borrowings under the 1940 Act if the Fund segregates assets or otherwise covers its obligations to limit a Fund’s risk of loss.

MANAGEMENT

Trustees and Executive Officers

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current trustees and officers of the Trust, their year of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Name, Address And Age	Position with the Trust(1)	Term of Office(2) and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Independent Trustees of the Trust
Kathleen T. Barr (born 1955) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Trustee Chairperson	Indefinite Term; Since November 2018. Indefinite Term; Since February 2023.	Retired; Chair of the Governing Council, Independent Directors Council (since 2020); formerly, President, owner of a registered investment adviser, Productive Capital Management, Inc. (2010 to 2013); formerly, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009); formerly, Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds) (registered investment companies).	3	Independent Director, Muzinich BDC, Inc. (2019 to present); Independent Trustee for the William Blair Funds (2013 to present) (18 series).
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Name, Address And Age	Position with the Trust(1)	Term of Office(2) and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Eric W. Falkeis (born 1973) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Trustee	Indefinite Term; Since September 2011.	Chief Growth Officer, Tidal Financial Group (2022 to present); Chief Executive Officer, Tidal ETF Services LLC (2018 to present); formerly, Chief Operating Officer, Direxion Funds (2013 to 2018); formerly, Senior Vice President and Chief Financial Officer (and other positions), U.S. Bancorp Fund Services, LLC (1997 to 2013).	3	Interested Trustee, Tidal ETF Trust II (2022 to present) (7 series); Independent Director, Muzinich BDC, Inc. (2019 to present); Interested Trustee, Tidal ETF Trust (2018 to Present) (36 series); Former Interested Trustee, Direxion Funds (22 series), Direxion Shares ETF Trust (112 series) and Direxion Insurance Trust (2013 to 2018).
Steven J. Paggioli (born 1950) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Trustee	Indefinite Term; Since May 1991.	Consultant; formerly, Executive Vice President, Investment Company Administration, LLC (mutual fund administrator).	3	Independent Director, Muzinich BDC, Inc. (2019 to present); Independent Trustee, AMG Funds (1993 to present) (42 series).
Ashi S. Parikh (born 1966) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Trustee	Indefinite Term; Since June 2020.	Investment professional; formerly, Chief Executive and Chief Investment Officer and various other positions, RidgeWorth Investments, LLC (global investment management firm) (2006 to 2017); formerly, Chief Investment Officer Institutional Growth Equities, Eagle Asset Management (investment management firm); formerly Sr. Managing Director, Growth Equities, Banc One Investment Advisors (investment management firm).	3	Board of Directors Member, Investment Working Group, The Ohio State University Endowments and Foundation (2016 to present); Board of Directors, World Methodist Council, Investment Committee (2018 to present); Independent Trustee, PNC Funds (2018 to 2019) (32 series); Interested Trustee, RidgeWorth Funds (2014 to 2017) (35 series).
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Name, Address And Age	Position with the Trust(1)	Term of Office(2) and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Cynthia M. Fornelli (born 1960) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Trustee	Indefinite Term; Since January 2022.	Independent Director of TriplePoint Venture Growth BDC Corp. (2019 to present); Retired; formerly, Executive Director of the Center for Audit Quality (2007-2019); formerly, Senior Vice President of Regulatory Conflicts Management at Bank of America (2005-2007); formerly, Deputy Director, Division of Investment Management with the U.S. Securities and Exchange Commission (1998-2005).	3	Independent Director, TriplePoint Private Venture Credit, Inc. (2020 to present).
Officers of the Trust
Jason F. Hadler (born 1975) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	President & Principal Executive Officer	Indefinite Term; Since September 2021.	Senior Vice President and Head of Client Experience, U.S. Bank Global Fund Services, since March 2022; Senior Vice President and Head of Fund Services Fund Administration Department, U.S. Bank Global Fund Services (December 2003-March 2022).	Not Applicable.	Not Applicable.
Carl G. Gee, Esq. (born 1990) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Secretary & Vice President	Indefinite Term; Since February 2021.	Assistant Secretary of the Trust (2020-2021); Assistant Vice President and Counsel, U.S. Bank Global Fund Services since August 2016; Summer Associate, Husch Blackwell LLP (2015); Law Clerk, Brady Corporation (global printing systems, labels and safety products company) (2014-2015).	Not Applicable.	Not Applicable.
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Name, Address And Age	Position with the Trust(1)	Term of Office(2) and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During the Past 5 Years
Craig Benton (born 1985) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Treasurer & Vice President	Indefinite Term; Since December 2021.	Assistant Treasurer of the Trust (2016-2021); Assistant Vice President, U.S. Bank Global Fund Services since November 2007.	Not Applicable.	Not Applicable.
Kyle J. Buscemi (born 1996) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite Term; Since June 2022.	Mutual Funds Administrator, U.S. Bank Global Fund Services since June 2018; Business Administration Student, 2014-2018.	Not Applicable.	Not Applicable.
Jennifer N. Smith (born 1985) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite Term; Since February 2023.	Mutual Funds Administrator, U.S. Bank Global Fund Services since 2007.	Not Applicable.	Not Applicable.
Gazala Khan (born 1969) c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	Chief Compliance Officer Anti-Money Laundering Officer	Indefinite Term; Since November 2022.	Vice President and Compliance Officer, U.S. Bank Global Fund Services since July 2022; Chief Compliance Officer Matthews Asia Fund (May 2019-July 15, 2022); Chief Compliance Officer GS Trust/VIT (June 2009-May 2019); Vice President GSAM (May 2005-June 2009); Staff Accountant, SEC Office of Compliance Inspection and Examination (1999-2005)	Not Applicable.	Not Applicable.

(1)All Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)Under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 78.
(3)The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies to the Funds. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

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Additional Information Concerning the Board of Trustees

The Role of the Board

The Board oversees the management and operations of the Trust. Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Adviser, the Distributor, the Administrator, the Custodian, and the Transfer Agent, each of whom is discussed in greater detail in this Statement of Additional Information. The Board has appointed various senior employees of the Administrator as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters and the President reports as to matters relating to the Trust’s operations. In addition, the Adviser provides regular reports on the investment strategy and performance of the Funds. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established three standing committees, a Nominating and Governance Committee, an Audit Committee, and a Qualified Legal Compliance Committee, which are discussed in greater detail below under “Trust Committees.” The Board is entirely comprised of Trustees who are Independent Trustees, which are Trustees that are not affiliated with the Adviser, the principal underwriter, or their affiliates. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Nominating and Governance Committee, Audit Committee and Qualified Legal Compliance Committee are comprised of all of the Independent Trustees. The Chairperson of the Board is an Independent Trustee. The Board has determined not to combine the Chairperson position and the principal executive officer position and has appointed a Vice President of the Administrator as the President of the Trust. The Board reviews its structure and the structure of its committees annually. The Board has determined that the structure of the Independent Chairperson, the composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board meets regularly with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed. The Board
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also receives reports from the Adviser as to investment risks of the Fund. In addition to these reports, from time to time the Board receives reports from the Administrator and the Adviser as to enterprise risk management.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has served on the Board for a number of years. They have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. They have demonstrated a commitment to discharging their oversight duties as trustees in the interests of shareholders. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the chart above, below is certain additional information concerning each particular Trustee and his/her Trustee Attributes. The information is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, to ask incisive questions, and commitment to shareholder interests.

Ms. Barr’s Trustee Attributes include her substantial mutual fund experience, including her role as Chair of the Governing Council for the Independent Directors Council and member of the ICI Board of Governors. She has executive experience as the former owner of a registered investment adviser (Productive Capital Management, Inc.), as the Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors LLC in 2009), and as the Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds). Ms. Barr also currently serves on the board of several registered investment companies. Ms. Barr has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Ms. Barr’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Falkeis’ Trustee Attributes include his substantial mutual fund experience and his experience with financial, accounting, investment and regulatory matters through his former position as Senior Vice President and Chief Financial Officer (and other positions) of U.S. Bancorp Fund Services, LLC, a full-service provider to ETFs, mutual funds and alternative investment products. Mr. Falkeis currently serves as Chief Executive Officer of Tidal ETF Services LLC (2018 to present), and he has experience consulting with investment advisers regarding the legal structure of investment companies, distribution channel analysis, marketing and actual distribution of those funds. Mr. Falkeis also has substantial managerial, operational and risk oversight experience through his former positions as Chief Operating Officer and Trustee of the Direxion Funds and the Direxion Exchange Traded Funds. Mr. Falkeis has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Mr. Falkeis’ experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Paggioli’s Trustee Attributes include his substantial mutual fund and investment advisory experience. Mr. Paggioli is an independent consultant on investment company and investment advisory matters. He
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has held a number of senior positions with mutual fund and investment advisory organizations and related businesses, including Executive Vice President, Director and Principal of the Wadsworth Group (fund administration, distribution transfer agency and accounting services). He serves on the boards of several investment management companies and advisory firms. He is a member of the Board of Governors of the Investment Company Institute and of the Governing Council of the Independent Directors Council. He has served on various industry association and self-regulatory committees and formerly worked on the staff of the SEC. Mr. Paggioli has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Mr. Paggioli’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Parikh’s Trustee Attributes include his substantial investment and executive experience in the asset management industry, including his position as Chief Executive Officer and Chief Investment Officer of Ridgeworth Investments (global investment management firm with over $41 billion in assets). He has also served as a Trustee of several investment trusts (including private investment trusts). Mr. Parikh has ongoing responsibility as a member of the Investment Working Group as part of the Board of Directors for the Ohio State University Endowments & Foundation, as well as an ongoing position as a member of the Investment Committee for the World Methodist Council Endowment Fund (a charitable religious foundation). Mr. Parikh has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Mr. Parikh possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Ms. Fornelli’s Trustee Attributes include her substantial governance, legal, regulatory and business experience, including her role as an Independent Director of TriplePoint Venture Growth BDC Corp and TriplePoint Private Venture Credit, Inc. She has broad leadership experience in strategy formulation, corporate governance and risk management. She has executive experience as the Executive Director of Center for Audit Quality (2007-2019), Senior Vice President of Regulatory and Conflicts Management at Bank of America (2005-2007) and Deputy Director, Division of Investment Management with the US Securities and Exchange Commission (1998-2005). Ms. Fornelli has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Ms. Fornelli’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Trust Committees

The Trust has three standing committees: the Nominating and Governance Committee, and the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”).

The Nominating and Governance Committee, comprised of all of the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Nominating and Governance Committee has appointed Independent Trustee Eric Falkeis as the Chairperson of the Committee. The Nominating and Governance Committee will consider nominees nominated by shareholders. Recommendations for consideration by shareholders by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 120
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days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on. The Nominating and Governance Committee met once during the Funds’ last fiscal year ended December 31, 2022.

The Audit Committee is comprised of all of the Independent Trustees. The Audit Committee has appointed Independent Trustee Cynthia Fornelli as the Chairperson of the Committee. The Audit Committee generally meets on a quarterly basis with respect to the various series of the Trust, and may meet more frequently. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit of such series’ financial statements and any matters bearing on the audit or the financial statements, and to ensure the integrity of the series’ pricing and financial reporting. The Audit Committee met once with respect to the Funds during their last fiscal year ended December 31, 2022.

The function of the QLCC is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust. The QLCC did not meet with respect to the Funds during their last fiscal year ended December 31, 2022.

Trustee Ownership of Fund Shares and Other Interests

The following table shows the amount of shares in the Funds and the amount of shares in other portfolios of the Trust owned by the Trustees as of the calendar year ended December 31, 2022.

Name	Dollar Range of Credit Opportunities Fund Shares	Dollar Range of U.S. High Yield Fund Shares	Dollar Range of Low Duration Fund Shares	Aggregate Dollar Range of Fund Shares in the Trust
Kathleen T. Barr	None	None	None	$10,001-$50,000
Eric W. Falkeis	$50,001-$100,000	None	None	$50,001-$100,000
Steven J. Paggioli	None	None	None	Over $100,000
Ashi S. Parikh	$10,001-$50,000	None	None	$50,001-$100,000
Cynthia Fornelli	None	None	None	None

Furthermore, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Advisor, the Funds’ principal underwriter, or any of their affiliates. Accordingly, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate family, have had a direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Funds’ principal underwriter or any of its affiliates.

Compensation

Effective February 16, 2023, the Independent Trustees were due to receive an annual retainer of $142,000 allocated among each of the various portfolios comprising the Trust, an additional $8,000 per regularly scheduled Board meeting, and an additional $3,500 per special meeting, paid by the Trust or applicable advisors/portfolios, as well as reimbursement for expenses incurred in connection with attendance at Board meetings. The Chairperson of the Audit Committee receives additional compensation of $20,000, the Chairperson of the Nominating & Governance Committee receives additional compensation of $8,000 and the Chairperson of the Board of Trustees receives additional compensation of $21,000 annually and such compensation is also allocated among each of the various portfolios comprising the Trust. Independent Trustees receive additional fees from the applicable portfolios for any special meetings at
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rates assessed by the Trustees depending on the length of the meeting and whether in-person attendance is required. All Trustees will be reimbursed for expenses in connection with each Board meeting attended, which reimbursement is allocated among applicable portfolios of the Trust. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees. Set forth below is the rate of compensation received by the following Independent Trustees for the fiscal year ended December 31, 2022.

Name of Person/Position	Credit Opportunities Fund	U.S. High Yield Fund	Low Duration Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex(1) Paid to Trustees
Kathleen T. Barr, Trustee	$4,339	$3,325	$4,817	None	None	$12,481
Eric W. Falkeis, Trustee	$5,155	$4,142	$5,633	None	None	$14,930
Steve J. Paggioli, Trustee	$4,339	$3,325	$4,817	None	None	$12,481
Ashi S. Parikh, Trustee	$4,339	$3,325	$4,817	None	None	$12,481
Cynthia Fornelli, Trustee	$4,339	$3,325	$4,817	None	None	$12,481
(1)There are currently numerous portfolios comprising the Trust. The term “Fund Complex” applies only to the Funds. For the fiscal year ended December 31, 2022, cumulative Trustees’ fees and expenses were received in the amount of $720,507.

Investment Advisor

Muzinich & Co., Inc., 450 Park Avenue, New York, New York 10022 serves as investment advisor to each Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). Under the Advisory Agreement, the Advisor furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing each Fund’s investments and effecting portfolio transactions for each Fund. The Advisor may also pay fees to certain brokers/dealers to have the Funds available for sale through such institutions as well for certain shareholder services provided to customers purchasing Fund shares through such institutions. Muzinich is completely independent and is controlled by the Muzinich family.

Information Regarding Portfolio Managers

The following information regarding each Fund’s portfolio managers has been provided by the Advisor.

Other Accounts Under Management. The table below identifies, for each portfolio manager of each Fund, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that the advisory fees with respect to any of these accounts are based on account performance, this information is reflected in separate tables below. Information in the table is shown as of December 31, 2022. Asset amounts are approximate and have been rounded.
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Portfolio Manager	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Low Duration Fund
Joseph Galzerano	1	$252 million	20	$15,715 million	8	$1,018 million
Tatjana Greil Castro	0	$0	5	$13,307 million	6	$840 million
Craig Guttenplan	0	$0	4	$12,776 million	2	$149 million
Ian Horn	0	$0	4	$12,875 million	4	$341 million
Richard Smith	0	$0	15	$12,858 million	3	$383 million
U.S. High Yield Fund
Bryan Petermann	0	$0	9	$2,990 million	24	$2,793 million
Kevin Ziets	0	$0	10	$3,125 million	24	$2,793 million
Credit Opportunities Fund
Anthony DeMeo	1	$252 million	6	$3,048 million	7	$684 million
Stuart Fuller	0	$0	6	$3,112 million	3	$392 million
Joseph Galzerano	1	$252 million	20	$15,715 million	8	$1,018 million
Warren Hyland	1	$252 million	22	$6,244 million	8	$1,891 million
Michael L. McEachern	1	$252 million	5	$3,036 million	7	$665 million
Brian Nold	0	$0	4	$2,966 million	3	$446 million
Thomas Samson	1	$252 million	11	$4,280 million	15	$3,230 million

The following table reflects information regarding accounts for which the portfolio manager has day-to-day management responsibilities and with respect to which the advisory fee is based on account performance. Information is shown as of December 31, 2022. Asset amounts are approximate and have been rounded.

Portfolio Manager	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Low Duration Fund
Joseph Galzerano	0	$0	1	$2,321 million	0	$0
Tatjana Greil Castro	0	$0	0	$0	0	$0
Craig Guttenplan	0	$0	0	$0	0	$0
Ian Horn	0	$0	0	$0	0	$0
Richard Smith	0	$0	0	$0	0	$0
U.S. High Yield Fund
Bryan Petermann	0	$0	1	$104 million	1	$349 million
Kevin Ziets	0	$0	1	$104 million	1	$349 million
Credit Opportunities Fund
Anthony DeMeo	0	$0	1	$2,321 million	0	$0
Stuart Fuller	0	$0	1	$2,321 million	0	$0
Joseph Galzerano	0	$0	1	$2,321 million	0	$0
Warren Hyland	0	$0	1	$2,321 million	0	$0
Michael L. McEachern	0	$0	1	$2,321 million	0	$0
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Portfolio Manager	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
Brian Nold	0	$0	1	$2,321 million	0	$0
Thomas Samson	0	$0	2	$2,649 million	1	$349 million

Conflicts of Interest for Portfolio Managers

Muzinich endeavors to treat all clients fairly and provide high quality investment services. However, in addition to managing the Funds, each of Muzinich’s portfolio managers also manages other accounts, which may include mutual funds other than the Funds as well as other investment funds and institutional separate accounts. Some of the other accounts may be managed pursuant to similar investment strategies as the Funds, while other accounts may be managed pursuant to different investment strategies. Moreover, certain accounts may pay higher management fees than the Funds and certain accounts may pay performance fees. In addition, portfolio managers and their family members may own investments or other proprietary interests in one or more accounts, and also may directly own investments in securities which Muzinich recommends for purchase and/or sale to its clients. Accordingly, the side-by-side management of the Funds and the other accounts presents a variety of actual and/or potential conflicts of interest, as a portfolio manager may be incentivized to favor other accounts over the Funds. For instance, in allocating securities for which there may not be sufficient quantities available for all relevant accounts to purchase, a portfolio manager may be incentivized to allocate purchases to accounts other than the Funds. Portfolio managers may similarly be incentivized to allocate sale opportunities to certain accounts other than the Funds in circumstances where liquidity is limited. In addition, one or more accounts may hold securities issued by a company in which one or more of the Funds hold securities with rights which are senior or subordinated rights relative to such other accounts. As a result of the foregoing, portfolio managers may have conflicts of interest because the applicable Funds’ interest in, and rights with respect to, the portfolio company may differ from the interests of such other accounts, particularly when an issuer experiences financial distress. In addition, the management of numerous accounts other than the Funds may result in a portfolio manager devoting less time and attention to the investments of the Funds. Furthermore, where portfolio managers and/or other Muzinich personnel have a material interest in or obtain material non-public information with respect to a company, the Funds may be prevented from transacting in the securities of such company.

In addition to the conflicts of interest described above, Muzinich’s portfolio managers are also subject to many of the same conflicts of interest that Muzinich itself faces as a global investment management firm that offers a wide variety of investment strategies and services. Some of these conflicts are described below.

Various conflicts of interest arise in connection with Muzinich’s advisory activities on behalf of numerous clients. Muzinich and its affiliates may effect transactions for the accounts of one or more clients that differ materially from the advice given, or the time or nature of action taken, with respect to one or more other clients. Accordingly, the results of Muzinich’s investment activities for a client may differ significantly from the results achieved by Muzinich for other clients. Furthermore, Muzinich may give advice, and take action, with respect to a client that may compete or conflict with the advice Muzinich may give to, or an investment action Muzinich may take on behalf of, other clients. Accordingly, Muzinich may buy or sell positions for one client while undertaking for another client the same or a different, including potentially opposite, strategy or position. For instance, Muzinich may take short positions in the securities of certain issuers for the account of a client at the same time that other client accounts hold or acquire the securities and/or syndicated loans of such issuers. The short position may result in the impairment of the price of the long position(s) held or may be designed to profit from a
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decline in the price of the applicable securities and/or loans. Moreover, a client account could similarly be adversely impacted if it establishes a short position, following which one or more other client accounts takes a long position in the same or similar securities and/or syndicated loans.

Furthermore, the timing of transactions entered into or recommended by Muzinich, on behalf of itself or its clients, may negatively impact certain other client accounts or benefit certain other client accounts. For example, if, Muzinich on behalf of one or more client accounts, implements an investment decision or strategy ahead of, or contemporaneously with, or behind similar investment decisions or strategies made for other client accounts, it could result, due to market impact or other factors, in liquidity constraints or in certain client accounts receiving less favorable investment or trading results or incurring increased costs.

Conflicts also may arise in cases where different Muzinich clients invest in different parts of an issuer’s capital structure. For example, Muzinich may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. Accordingly, one client might recover all or part of its investment while the other client might not. Moreover, clients will not be required to take any action or refrain from taking any action to mitigate another client’s losses in such a scenario. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, Muzinich may find that its own interests, the interests of one or more clients and/or the interests of one or more other clients could conflict. In these situations, decisions over items such as whether to make or exit such an investment, exercise certain rights, or take or determine not to take an action, and/or the voting of proxies (including any such matters in respect of a corporate reorganization or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout)) may result in conflicts of interest.

Similarly, if an issuer in which a client and one or more other clients hold different classes of securities (or other assets, instruments or obligations issued by such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity holder might prefer a reorganization that holds the potential to create or retain value for the equity holders. Furthermore, Muzinich may choose to participate in certain ad hoc or other committees on behalf of its clients as part of such restructuring, work out or bankruptcy processes. In such instances, Muzinich may, by virtue of receipt of material non-public information with respect to the issuer, become restricted from transacting on behalf of its clients in the securities or other instruments of such issuer. Moreover, in situations in which clients hold positions in multiple parts of the capital structure of an issuer and/or in situations in which clients’ interests may otherwise diverge, Muzinich may determine not to participate in such a committee in order to mitigate conflicts; clients may be disadvantaged by Muzinich’s refraining from serving in such capacity.

In some cases Muzinich may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on Muzinich, or may sell investments for certain clients (in each case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold). For instance, in circumstances in which client accounts including one or more registered investment funds would be positioned to make side-by-side investments or otherwise take action with respect to an issuer in which such client accounts hold an investment, Muzinich, acting on behalf of the client accounts, may be limited in the terms of the transactions that it may negotiate under applicable law. In some cases, this has the effect of limiting the ability of certain client accounts from participating in certain transactions or result in terms to client accounts that are less favorable than would have otherwise been the case.
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Forgone investment opportunities or actions may adversely affect the performance of a client’s account if similarly attractive opportunities are not available or cannot be identified.

Muzinich may receive fees from certain clients based on a share of positive returns of the client’s assets under management. To the extent that Muzinich receives only investment management fees from certain clients and investment management fees and performance‐based fees from certain other clients, Muzinich and/or its portfolio managers will have a conflict of interest in that clients with a performance‐based fee will offer Muzinich a potential for higher profitability when compared to a client with only an investment management fee. Performance‐based fee arrangements will also create an incentive for Muzinich and its portfolio managers to favor performance-based fee clients over other clients in the devotion of time, resources and allocation of investment opportunities. For instance, Muzinich may be incentivized to provide access to certain research analysts employed by Muzinich and/or to direct additional investment opportunities to clients from whom Muzinich receives performance fees which are not available to other clients. This may impact relative performance of such clients as compared to other clients.

Muzinich, from time to time, recommends securities in which Muzinich and/or one or more of its affiliates, directly or indirectly, has an interest. In addition, Muzinich, its affiliates, its employees, and employees of its affiliates may have invested and may in the future make further investments, directly or indirectly, of their own capital in certain investment funds managed by Muzinich. This may represent a conflict of interest for Muzinich when allocating trades, correcting errors, engaging in cross transactions or otherwise making investment decisions on behalf of these investment funds because Muzinich may be incentivized to favor such investment funds over other clients of Muzinich. With respect to trade allocation in particular, these potential conflicts may be greater when purchasing securities that are limited in supply or selling securities that have limited liquidity. Muzinich seeks to manage these conflicts by allocating investment opportunities among accounts in a manner that Muzinich determines fair and equitable under the circumstances and in accordance with its policies and procedures regarding trade allocations.

Muzinich, its employees and its affiliates may invest in issuers that they also recommend to clients. However, Muzinich, its employees and affiliates may not trade for their personal accounts in securities which are either restricted or in which their investment may result in a conflict of interest. They also may give advice and take action with respect to client accounts they manage, or for their own accounts, that may differ from action taken, or the time or nature of the action taken, by the firm or its affiliates on behalf of other client accounts. Muzinich is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Muzinich or its affiliates or their respective employees may buy or sell for their own accounts or for the accounts of any other client.

The majority of trades Muzinich makes for its clients are executed through the open market and it is Muzinich’s policy to generally prohibit cross trades. However, when Muzinich believes, on a limited case-by-case basis, that it is in the best interest of all clients involved, such as an account liquidation or large withdrawal of funds, it may engage in “cross trading” – a transaction where one or more clients purchases securities from one or more other clients. In such circumstances, and where consistent with Muzinich’s duty to seek best execution, Muzinich may select an unaffiliated third party broker-dealer to facilitate the cross trade, the clients will pay a transaction based fee to the third party broker-dealer, but Muzinich will receive no transaction‐based compensation from the transaction. Where a fund registered under the 1940 Act is involved, including a Fund, the transaction will be executed in accordance with the provisions of Rule 17a‐7 under the 1940 Act. In other cases, the transaction will be executed in a manner, and at a price, that Muzinich believes to be fair for all involved clients. Muzinich has adopted procedures to seek the fair treatment of clients in cross trades, including procedures that prohibit funds in which Muzinich or its employees hold more than a 25% interest, from participating in cross trades.
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From time to time, Muzinich or its personnel may obtain material non-public information about an issuer of securities. Muzinich has implemented policies and procedures that are reasonably designed to prevent the misuse by the firm and its personnel of material non-public information about the firm’s securities recommendations and clients’ securities holdings and transactions. Where Muzinich is in possession of material non-public information about an issuer, it may be unable to purchase or sell securities of that issuer, even if it would be otherwise advisable to do so. This may prevent Muzinich’s clients, including the Funds, from capitalizing on investment opportunities or mitigating losses.

To manage these and other potential conflicts, Muzinich has adopted and implemented a Compliance Manual including a Code of Ethics, a trade allocation and aggregation policy and numerous other policies and procedures which are reasonably designed to ensure that clients are treated fairly and equitably over time and in a manner consistent with fiduciary duties.

Information Concerning Compensation of Portfolio Managers

Muzinich offers a compensation system with incentives designed to stimulate individual and firm-wide performance. The firm provides salaries that are augmented through a profit sharing bonus system, the relative weighting of which varies each year with firm and individual performance. For the portfolio managers, the relative performance of portfolios managed by them as compared to the market (as applicable to each account and its benchmarks) is a significant factor in the determination of their bonus.

Muzinich typically pays out a substantial percentage of its net profits in employee compensation. Accordingly, all members of the firm are highly incentivized to grow the firm’s profits through both portfolio performance and the overall success of the firm.

For all employees, including portfolio managers, individual performance is considered not only within a professional’s immediate responsibilities (e.g., an analyst’s investment recommendations), but also in relation to an individual’s positive contribution to the firm as a whole. Understanding that all of the firm’s portfolios are managed on a team basis, all team members benefit directly from the success of the investment management effort across all products.

Employees’ greatest financial reward should always come from the long-term success of firm clients and the extended profitability of the firm as a whole, rather than from shorter-term success.

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Portfolio Managers Ownership in the Funds. The following indicates the beneficial ownership of the Portfolio Managers of each Fund as of December 31, 2022:

Amount Invested Key A.None B.$1-$10,000 C.$10,001-$50,000 D.$50,001-$100,000 E.$100,001-$500,000 F.$500,001-$1,000,000 G.Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in each Fund
	Credit Opportunities Fund	U.S. High Yield Fund	Low Duration Fund
Anthony DeMeo	A	A	A
Stuart Fuller	A	A	A
Joseph Galzerano	D	A	A
Tatjana Greil Castro	A	A	A
Craig Guttenplan	A	A	A
Ian Horn	A	A	A
Warren Hyland	A	A	A
Michael L. McEachern	G	A	A
Brian Nold	E	A	A
Bryan Petermann	A	E	A
Thomas Samson	A	A	A
Richard Smith	A	A	A
Kevin Ziets	A	E	A

Fees

The Advisor’s fee is calculated as a percentage of each Fund’s average daily net assets. The fee, if not waived, is accrued daily by each Fund and is assessed to each Fund based on average net assets for the previous month. The Advisor’s fee is paid monthly based on average net assets for the prior month.

In addition to receiving its advisory fee from each Fund, the Advisor may also act and be compensated as investment manager for its clients with respect to assets clients invested in each Fund. If you have a separately managed account with the Advisor with assets invested in a Fund, the Advisor will credit your fees in respect of such separately managed account such that the Advisor will not be paid twice on separately managed account assets which are invested in the Fund.

The Advisor may also receive compensation from certain omnibus account providers for providing shareholder services to Fund shareholders.

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The Credit Opportunities Fund paid the following fees to the Advisor for the fiscal years shown:

Credit Opportunities Fund	Fiscal Year Ended December 31, 2022	Fiscal Year Ended December 31, 2021	Fiscal Year Ended December 31, 2020
Advisory Fee Accrued	$2,037,239	$2,834,154	$2,816,424
Fees and waived and/or expenses absorbed by Advisor	$666,995	$794,011	$733,968
Total Fees Paid to the Advisor	$1,370,244	$2,040,143	$2,082,456

The U.S. High Yield Fund paid the following fees to the Advisor for the fiscal years shown:

U.S. High Yield Fund	Fiscal Year Ended December 31, 2022	Fiscal Year Ended December 31, 2021	Fiscal Year Ended December 31, 2020
Advisory Fee Accrued	$162,564	$198,086	$312,674
Fees waived and/or expenses absorbed by Advisor	$162,564	$198,086	$225,751
Total Fees Paid to the Advisor	$0	$0	$86,923

The Low Duration Fund paid the following fees to the Advisor for the fiscal years shown:

Low Duration Fund	Fiscal Year Ended December 31, 2022	Fiscal Year Ended December 31, 2021	Fiscal Year Ended December 31, 2020
Advisory Fee Accrued	$2,353,288	$1,649,575	$2,749,326
Fees waived and/or expenses absorbed by Advisor	$596,208	$479,636	$652,334
Total Fees Paid to the Advisor	$1,757,080	$1,169,939	$2,096,992

Other Provisions of Advisory Agreement

The Advisor is not affiliated with Fund Services or any company affiliated with Fund Services. The Advisory Agreement is initially in effect for a period of two years from the date of its effectiveness. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreements or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a majority vote of the Board, or by the Advisor on 60 days’ written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

In consideration of the services provided by the Advisor pursuant to the Investment Advisory Agreement, the Advisor is entitled to receive from the Funds an investment advisory fee computed daily and paid monthly, based on a rate equal to 0.60% of the Credit Opportunities Fund’s, 0.55% of the U.S. High Yield Fund’s, and 0.45% of the Low Duration Fund’s average daily net assets as specified in each Fund’s Prospectus. However, the Advisor may voluntarily agree to reduce a portion of the fees payable to it on a month to month basis.
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The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to reduce fees and/or pay Fund expenses (excluding taxes, interest expenses, interest on short positions, portfolio transaction expenses, acquired fund fees and expenses, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class specific expenses) in order to limit the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for shares of the Credit Opportunities Fund to 0.60% of the Fund’s average net assets (the “Expense Cap”). The Expense Cap for the U.S. High Yield Fund is 0.58% of the Fund’s average net assets. The Expense Cap for the Low Duration Fund is 0.50% of the Fund’s average net assets. The Expense Caps are indefinite, but will remain in effect until at least April 30, 2024, and may continue thereafter as determined by the Board. The Advisor is permitted, with Board approval, to be reimbursed for fee reductions and/or expenses payments made in the prior three years from the date the fees were waived and/or expenses were paid. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in place at the time of the waiver or at the time of reimbursement.

Other Fund Service Providers

Administrator and Accountant

U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as administrator to the Funds pursuant to an administration agreement (the “Administration Agreement”). Fund Services provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Pursuant to the Administration Agreement, the Administrator will receive a portion of fees from the Funds as part of a bundled-fees agreement for services performed as Administrator, fund accountant and transfer agent. Additionally, Fund Services provides Chief Compliance Officer services to the Trust under a separate agreement. The cost for the Chief Compliance Officer’s services is charged to the Funds and approved by the Board annually.

For the fiscal year and period ended December 31, Fund Services received the following amounts as compensation with respect to the Funds for its services as Fund Administrator and Accountant:

Administration Fees Paid by Credit Opportunities Fund
Fiscal Year Ended December 31, 2022	$157,707
Fiscal Year Ended December 31, 2021	$210,416
Fiscal Year Ended December 31, 2020	$182,334
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Administration Fees Paid by U.S. High Yield Fund
Fiscal Year Ended December 31, 2022	$33,218
Fiscal Year Ended December 31, 2021	$32,753
Fiscal Year Ended December 31, 2020	$41,638

Administration Fees Paid by Low Duration Fund
Fiscal Year Ended December 31, 2022	$215,197
Fiscal Year Ended December 31, 2021	$151,911
Fiscal Year Ended December 31, 2020	$243,160

Custodian

U.S. Bank N.A. is the Custodian for the Funds and safeguards and controls the Funds’ cash and securities, determines income and collects interest on Fund investments. The Custodian’s address is 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds. U.S. Bank Global Fund Services and U.S. Bank N.A., are affiliated entities under the common control of U.S. Bancorp. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Funds may invest.

Legal Counsel

Sullivan & Worcester LLP, 1633 Broadway, 32nd Floor, New York, New York 10019, serves as legal counsel to the Trust. Sullivan & Worcester also serves as independent legal counsel to the Board of Trustees.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102 is the Funds’ independent registered public accounting firm, providing audit services, tax services and assistance with respect to the preparation of filings with the U.S. Securities and Exchange Commission.

PORTFOLIO TRANSACTIONS

How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom a Fund purchases or to whom a Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and (2) if the security is traded in the “over-the-counter” markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are
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negotiated. When transactions are executed in an over-the-counter market, the Advisor will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Advisor will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

Advisor Responsibility for Purchases and Sales

The Advisor places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of the Advisor. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Advisor in its best judgment and in a manner deemed to be in the best interest of each Fund rather than by any formula.

The Advisor seeks “best execution” for all portfolio transactions. This means that the Advisor seeks the most favorable price and execution available. The Advisor’s or Sub-Advisor’s primary consideration in executing transactions for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

Choosing Broker-Dealers

The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Advisor takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and the Advisor’s duties, the Advisor may consider payments made by brokers effecting transactions for a Fund. These payments may be made to a Fund or to other persons on behalf of a Fund for services provided to a Fund for which those other persons would be obligated to pay.
The Advisor may also utilize a broker and pay a slightly higher commission or price if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

The Fund may also be prohibited from placing trades with certain brokers if those brokers should become affiliates of the Fund, for example, through significant investments by their clients in the Fund—even if such broker could otherwise provide “best execution” with regard to a particular trade, and may be doing so on behalf of other accounts or funds advised by the Advisor.

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For the fiscal years shown below, the Credit Opportunities Fund paid aggregate brokerage commissions in the amount of:

Aggregate Brokerage Commissions
Fiscal Year Ended December 31, 2022	$8,368
Fiscal Year Ended December 31, 2021	$7,219
Fiscal Year Ended December 31, 2020	$5,294

For the fiscal period shown below, the U.S. High Yield Fund paid aggregate brokerage commissions in the amount of:

Aggregate Brokerage Commissions
Fiscal Year Ended December 31, 2022	$0
Fiscal Year Ended December 31, 2021	$0
Fiscal Year Ended December 31, 2020	$2,338

For the fiscal period shown below, the Low Duration Fund paid aggregate brokerage commissions in the amount of:

Aggregate Brokerage Commissions
Fiscal Year Ended December 31, 2022	$0
Fiscal Year Ended December 31, 2021	$0
Fiscal Year Ended December 31, 2020	$0

Obtaining Research from Brokers

The Advisor has full brokerage discretion. The Advisor evaluates the range and quality of a broker’s services in placing trades such as securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. The Advisor may give consideration to research services furnished by brokers to the Advisor for its use and may cause a Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Advisor’s own internal research and investment strategy capabilities. This research may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service all of the Advisor accounts, although a particular client may not benefit from all the research received on each occasion. The Advisor’s fees are not reduced by reason of receipt of research services.

Pursuant to the second Markets in Financial Instruments Directive (“MiFID II”), investment managers in the European Union (“EU”), including a segment of the operations of the Advisor, are required to either pay for research out of their own resources or agree with clients to have research costs paid by clients through research payment accounts that are funded out of trading commissions or by a specific client research charge, provided that the payments for research are unbundled from the payments for execution. Where such a restriction applies, the Advisor will pay for any research out of its own resources and not through soft dollars or client commission agreements (CCAs). Additionally, MiFID II may have practical ramifications outside the EU. For example, U.S. asset managers acting under the delegated authority of an EU-based asset manager and U.S. asset managers that are part of a global asset management group with one or more EU affiliates may, in practice, have to restructure the way they procure, value and pay for research under U.S. laws and regulations to more closely align with the requirements under MiFID II. It is
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difficult to predict the full impact of MiFID II on the Funds and the Advisor, but it could increase the overall costs of entering into investments, increase the overall price of research and/or reduce access to research.

Counterparty Risk

The Advisor monitors the creditworthiness of counterparties to each Fund’s transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

Other Accounts of the Advisor

Investment decisions for the Funds are made independently from those for any other account or investment company that is or may in the future become advised by the Advisor or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Advisor’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Advisor occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

Portfolio Turnover

The frequency of portfolio transactions of each Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in a Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to a Fund and a possible increase in short-term capital gains or losses. Each Fund’s annual portfolio turnover rates for the last five years will be included in the “Financial Highlights” section of the Funds’ prospectus.

Following is the Credit Opportunities Fund’s portfolio turnover rate for the two most recent fiscal years:

Portfolio Turnover Rate
Year Ended December 31, 2022	168%
Year Ended December 31, 2021	139%

Following is the U.S. High Yield Fund’s portfolio turnover rate for the two most recent fiscal years:

Portfolio Turnover Rate
Year Ended December 31, 2022	59%
Year Ended December 31, 2021	96%

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Following is the Low Duration Fund’s portfolio turnover rate for the two most recent fiscal years:

Portfolio Turnover Rate
Year Ended December 31, 2022	26%
Year Ended December 31, 2021	69%

Securities of Regular Broker-Dealers

From time to time, a Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during a Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of a Fund during the Fund’s last fiscal year; or (3) sold the largest amount of a Fund’s shares during the Fund’s last fiscal year.

During the fiscal year ended December 31, 2022, the Credit Opportunities Fund, U.S. High Yield Fund, and Low Duration Fund did not acquire or hold securities issued by their regular brokers or dealers.

Portfolio Holdings

The Trust, on behalf of the Funds, has adopted a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure of portfolio holdings of each Fund. The Advisor has also adopted a policy with respect to disclosure of portfolio holdings of each Fund (the “Advisor’s Policy”). Information about each Fund’s portfolio holdings will not be distributed to any third party except in accordance with the portfolio holdings policies and the Advisor’s Policy (the “Disclosure Policies”). The Advisor and the Board considered the circumstances under which each Fund’s portfolio holdings may be disclosed under the Disclosure Policies and the actual and potential material conflicts that could arise in such circumstances between the interests of a Fund’s shareholders and the interests of the Advisor, distributor or any other affiliated person of a Fund. After due consideration, the Advisor and the Board determined that each Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in the Disclosure Policies, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, administration or custody of a Fund. Pursuant to the Disclosure Policies, the Trust’s Chief Compliance Officer (“CCO”), President and Treasurer are each authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of each Fund’s shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of each Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the Disclosure Policies, Codes of Ethics and other relevant policies of the Fund and its service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a‑1 under the 1940 Act), and (3) by considering to approve any amendment to the Disclosure Policies. The Board reserves the right to amend the Disclosure Policies at any time without prior notice to shareholders in its sole discretion.

Disclosure of each Fund’s complete holdings is required to be made after the periods covered by the Funds’ Annual Report and Semi-Annual Report to Fund shareholders and in the monthly holdings report on Form N-PORT. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds disclose their complete portfolio holdings on their website at www.MuzinichUSFunds.com within 10 business days after the calendar month-end. Portfolio holdings
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information posted on the Funds’ website may be separately provided to any person, commencing on the day after it is first published on the Funds’ website. In addition, each Fund may provide its complete portfolio holdings at the same time that it is filed with the SEC.

In the event of a conflict between the interests of a Fund and the interests of the Advisor or an affiliated person of the Advisor with respect to the disclosure of portfolio holdings, the CCO of the Advisor, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund, and shall report such determination to the Board at the end of the quarter in which such determination was made. Any employee of the Advisor who suspects a breach of this obligation must report the matter immediately to the Advisor’s CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of a Fund to each of the following entities, which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed, including a duty not to trade on non-public information: the fund administrator, fund accountant, custodian, transfer agent, auditors, counsel to the Fund or the Board, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities. Portfolio holdings information not publicly available with the SEC or through the Fund’s website may only be provided to additional third parties, including mutual fund ratings or statistical agencies, in accordance with the Disclosure Policies, when a Fund has a legitimate business purpose and the third-party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information.

In no event shall the Advisor, its affiliates or employees, a Fund, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

There can be no assurance that the Disclosure Policies will protect the Funds from potential misuse of portfolio holdings information by individuals or entities to which it is disclosed.

From time to time, the Advisor may make additional disclosure of the Funds’ portfolio holdings on the Funds’ website. Shareholders can access the Funds’ website at www.MuzinichUSFunds.com for additional information about the Funds, including, without limitation, the periodic disclosure of their portfolio holdings.

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ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of a Fund’s shares.

How to Buy Shares

In addition to purchasing shares directly from the Funds, you may purchase shares of the Funds through certain financial intermediaries and their agents that have made arrangements with a Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, your order will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it participates in these arrangements.

The public offering price of a Fund’s shares is the NAV plus any applicable sales charge. Shares are purchased at the public offering price next determined after Fund Services receives your order in proper form, as discussed in the Funds’ Prospectus. In order to receive that day’s public offering price, Fund Services must receive your order in proper form before the close of regular trading on the NYSE, generally 4:00 p.m., Eastern time.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of a Fund’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Advisor or the distributor such rejection is in the best interest of a Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of a Fund’s shares.

In addition to cash purchases, a Fund’s shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy a Fund’s shares must be readily marketable, their acquisition consistent with each Fund’s objective and otherwise acceptable to the Advisor and the Board.

Notice to Non-U.S. Individual Shareholders

Each Fund and its shares are only registered in the United States of America. Regulations outside of the United States may restrict the sale of shares to certain non-U.S. residents or subject certain shareholder accounts to additional regulatory requirements. Each Fund reserves the right, however, to sell shares to certain non-U.S. investors in compliance with applicable law. If a current shareholder in a Fund provides a non-U.S. address, this will be deemed a representation and warranty from such investor that he/she is not a U.S. resident and will continue to be a non-U.S. resident unless and until the Fund is notified of a change in the investor’s resident status. Any current shareholder that has a resident address outside of the United States may be restricted from purchasing additional shares.

In the course of its business, each Fund (and/or its service providers) may collect, record, store, adapt, transfer and otherwise process information by which prospective and current natural person investors may be directly or indirectly identified. The Funds shall comply with all applicable data protection regulation in processing personal data, including the EU General Data Protection Regulation (EU/2016/679) (GDPR). For European Union resident shareholders, personal data will be generally processed to open an
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account, manage and administer holding(s), including further subscriptions, redemptions, transfers or conversions, or otherwise as necessary to comply with the Funds’ legal obligations under GDPR.

Automatic Investment Plan

As discussed in the Prospectus, the Funds provide an Automatic Investment Plan (“AIP”) for the convenience of investors who wish to purchase shares of a Fund on a regular basis. All record keeping and custodial costs of the AIP are paid by a Fund. The market value of a Fund’s shares is subject to fluctuation. Prior to participating in the AIP the investor should keep in mind that this plan does not assure a profit nor protect against depreciation in declining markets.

How to Sell Shares and Delivery of Redemption Proceeds

You can sell your Fund shares any day the NYSE is open for regular trading, either directly to a Fund or through your Financial Intermediary.

Payments to shareholders for shares of a Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by the Fund’s transfer agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund’s shareholders. Under unusual circumstances, a Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of a Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions

Shareholders with telephone transaction privileges established on their account may redeem a Fund’s shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder a Fund or its authorized agents may carry out the instructions and/or to respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, a Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

Fund Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If Fund Services fails to employ reasonable procedures, a Fund and Fund Services may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, that to the extent permitted by applicable law, neither a Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact Fund Services.

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Redemptions In-Kind

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act so that each Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any shareholder of a Fund. Each Fund has reserved the right to pay the redemption price of its shares in excess of $250,000 or l% of its net asset value, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.

Each Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although a Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event a Fund were to elect to make an in-kind redemption, a Fund expects that it would follow the Trust protocol of making such distribution by way of a pro rata distribution of securities that are traded on a public securities market or are otherwise considered liquid pursuant to the Fund’s liquidity policies and procedures. Except as otherwise may be approved the Trustees, the securities that would not be included in an in-kind distribution include (1) unregistered securities which, if distributed, would be required to be registered under the Securities Act of 1933 (the “1933 Act”), as amended; (2) securities issued by entities in countries which (a) restrict or prohibit the holding of securities by non-nationals other than through qualified investment vehicles, such as a fund, or (b) permit transfers of ownership of securities to be effected only by transactions conducted on a local stock exchange; and (3) certain Fund assets that, although they may be liquid and marketable, must be traded through the marketplace or with the counterparty to the transaction in order to effect a change in beneficial ownership.

Distributions

Distributions of net investment income will be reinvested at the Fund’s NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV of the Fund (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested. A dividend declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during the following January will be treated for tax purposes as paid in December.

TAXATION

The tax information set forth in the Prospectus and the information in this section relates solely to Federal income tax law and assumes that each Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key Federal income tax considerations affecting a Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of a Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning. The Funds do not consider tax consequences to be of primary importance in making investment decisions. You may receive taxable distributions from a Fund during periods in which the share price has declined.

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This “Taxation” section is based on the Code and applicable regulations in effect on the date of the Prospectus. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisors as to the Federal, state, local and foreign tax consequences of an investment in a Fund.

Qualification as a Regulated Investment Company

Each Fund intends, for each tax year, to qualify as a “regulated investment company” under the Code.

Federal Income Tax Consequences of Qualification

As a regulated investment company, a Fund will not be subject to Federal income tax on the portion of its net taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company, generally a Fund must satisfy the following requirements:

•A Fund must distribute at least 90% of its net taxable income and 90% of its net tax-exempt interest, if any, each tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement (“Distribution Requirement”)).

•A Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities and net income derived from interests in qualified publicly traded partnerships.

•A Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships.

While each Fund presently intends to make cash distributions (including distributions reinvested in Fund shares) for each tax year in an aggregate amount sufficient to satisfy the Distribution Requirement and eliminate Federal income tax, a Fund may use “equalization accounting” (in lieu of making some or all cash distributions) for those purposes. A Fund that uses equalization accounting will allocate a portion of its undistributed net taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gain that it distributes in cash. If the IRS determines that a Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any tax year, the Fund may be liable for Federal income and/or excise tax, and, if the Distribution
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Requirement has not been met, may also be unable to continue to qualify for treatment as a regulated investment company (see discussion below on what happens if a Fund fails to qualify for that treatment).

Failure to Qualify

If for any tax year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on a Fund’s income and performance. It is possible that a Fund will not qualify as a regulated investment company in any given tax year.

Fund Distributions

Each Fund anticipates distributing substantially all of its net taxable income for each tax year. These distributions are taxable to you as ordinary income.

Each Fund anticipates distributing substantially all of its net capital gain for each tax year. Distributions for the Credit Opportunities Fund generally are made quarterly, usually in March, June, September and December, but the Fund may make additional distributions of net capital gain at any time during the year. Distributions for the U.S. High Yield Fund and Low Duration Fund are made at least monthly. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

For taxable years beginning after 2017 and before 2025, non-corporate taxpayers generally may deduct 20% of "qualified business income" derived either directly or through partnerships or S corporations. For this purpose, "qualified business income" generally includes ordinary real estate investment trust ("REIT") dividends and income derived from master limited partnership ("MLP") investments. Regulations recently adopted by the United States Treasury allow non-corporate shareholders of a Fund to benefit from the 20% deduction with respect to net REIT dividends received by the Fund if the Fund meets certain reporting requirements, but do not permit any such deduction with respect to publicly traded partnerships.

The Funds will operate on a fiscal, and therefore taxable, year ending December 31 of each year.

Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent of distributions after your basis has been reduced to zero.

All distributions by a Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares with an NAV at the time of purchase that reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of a Fund.
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Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by the Fund and received by you on December 31 of that calendar year if the distribution is actually paid in January of the following year.

Each Fund will send you information annually as to the Federal income tax consequences of distributions made (or deemed made) during the year.

Certain Tax Rules Applicable to the Funds’ Transactions

For Federal income tax purposes, when put and call options purchased by a Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by a Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When a Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When a Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by a Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered “Section 1256 contracts” for Federal income tax purposes. Section 1256 contracts held by a Fund at the end of each tax year are “marked to market” and treated for Federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by a Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. A Fund can elect to exempt its Section 1256 contracts that are part of a “mixed straddle” (as described below) from the application of Section 1256.

Any option, futures contract or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a “straddle” for Federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a “mixed straddle.” In general, straddles are subject to certain rules that may affect the character and timing of a Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions may be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 contracts may be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses may be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund if all of the offsetting positions consist of Section 1256 contracts.

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Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of the Fund’s net taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.

As of December 31, 2022, the Credit Opportunities Fund had short-term capital loss carryovers of $15,470,228 and long-term capital loss carryovers of $2,938,982, with unlimited expiration. The U.S. High Yield Fund had short-term capital loss carryovers of $825,827 and long-term capital loss carryovers of $712,436, with unlimited expiration. The Low Duration Fund did not have any capital loss carryovers.

Federal Excise Tax

A 4% nondeductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98.2% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of each Fund’s income must be distributed during the next calendar year. A Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, a Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. A Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

Each Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that a Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Sale, Exchange or Redemption of Shares

In general, you will recognize gain or loss on the sale, exchange or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale, exchange or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) Fund shares within 30 days before or after the sale, exchange or redemption (a “wash sale”). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale, exchange or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange or redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by
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means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Backup Withholding

A Fund will be required in certain cases to withhold and remit to the U.S. Treasury at a rate under current law of 24% of distributions and the proceeds of redemptions of shares paid to you if you: (1) have failed to provide your correct taxpayer identification number; (2) are otherwise subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Fund that you are not subject to backup withholding or that you are a corporation or other “exempt recipient.” Backup withholding is not an additional tax; rather any amounts so withheld may be credited against your Federal income tax liability or refunded if proper documentation is provided.

State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in a Fund can differ from the Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Fund.

Foreign Income Tax

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries cannot be determined. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the IRS to pass through to its shareholders the amount of foreign taxes paid by the Fund subject to certain exceptions. However, there can be no assurance that a Fund will be able to do so. Pursuant to this election, you will be required to (1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Fund, (2) treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against Federal income taxes. You may be subject to rules which limit or reduce your ability to fully deduct, or claim a credit for, your pro rata share of the foreign taxes paid by the Fund.

The Foreign Account Tax Compliance Act (“FATCA”).

A 30% withholding tax on a Fund’s ordinary income distributions generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If applicable, and subject to any intergovernmental agreement, withholding under FATCA is required generally with respect to ordinary income distributions from the Funds. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Funds will not pay any additional amounts in respect of amounts
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withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

OTHER MATTERS

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control.

As of March 31, 2023, the following shareholders were considered to be either a control person or principal shareholder of the following Funds:

Control Persons of the Credit Opportunities Fund

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
SEI Private Trust Company One Freedom Valley Drive Oaks, Pennsylvania 19456-9989	SEI Investments Company	PA	32.81%	Record

Principal Shareholders of the Credit Opportunities Fund - Supra Institutional Class

Name and Address	% Ownership	Type of Ownership
SEI Private Trust Company One Freedom Valley Drive Oaks, Pennsylvania 19456-9989	47.43%	Record
Mac & Co. Attention Mutual Fund Operations 500 Grant Street Room 151-1010 Pittsburgh, Pennsylvania 15219-2502	27.66%	Record
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, California 94105-1901	12.88%	Record
Pershing, LLC 1 Pershing Plaza, 14th Floor Jersey City, New Jersey 07399-0002	6.67%	Record

Principal Shareholders of the Credit Opportunities Fund - Institutional Class

Name and Address	% Ownership	Type of Ownership
UBS WM USA 1000 Harbor Boulevard Weehawken, New Jersey 07086-6761	39.82%	Record
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Name and Address	% Ownership	Type of Ownership
Principal Financial Group Attn: NPIO Trade Desk FBO PLIC Various Retirement Plans 711 High Street Des Moines, Iowa 50392-0001	23.62%	Record
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, California 94105-1901	16.51%	Record
Pershing, LLC 1 Pershing Plaza, 14th Floor Jersey City, New Jersey 07399-0002	13.61%	Record

Control Persons of the U.S. High Yield Fund

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Capinco c/o U.S. Bank N.A. 1555 N. Rivercenter Dr., Suite 302 Milwaukee, Wisconsin 53212-3958	U.S. Bank	DE	31.14%	Record

Principal Shareholders of the U.S. High Yield Fund - Supra Institutional Class

Name and Address	% Ownership	Type of Ownership
Capinco c/o U.S. Bank N.A. 1555 N. Rivercenter Dr., Suite 302 Milwaukee, Wisconsin 53212-3958	26.11%	Record
Band & Co. c/o U.S. Bank N.A. P.O. Box 1787 Milwaukee, Wisconsin 53201-1787	25.02%	Record
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, California 94105-1901	14.90%	Record
SEI Private Trust Company One Freedom Valley Drive Oaks, Pennsylvania 19456-9989	12.34%	Record
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Name and Address	% Ownership	Type of Ownership
Maril & Co FBO NG c/o Reliance Trust Company 4900 W. Brown Deer Rd. Milwaukee, WI 53223-2422	12.09%	Record
UBATCO Attn: Trust Operations P.O. Box 82535 Lincoln, NE 68501-2535	5.01%	Record

Principal Shareholders of the U.S. High Yield Fund - Institutional Class

Name and Address	% Ownership	Type of Ownership
Capinco c/o U.S. Bank N.A. 1555 N. Rivercenter Dr., Suite 302 Milwaukee, Wisconsin 53212-3958	93.61%	Record
Brown Brothers Harriman & Co. 140 Broadway New York, New York 10005-1108	6.39%	Record

Control Persons of the Low Duration Fund

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
JP Morgan Securities LLC For Exclusive Benefit of Customers Attn: 3rd Floor Mutual Fund Dept. 4 Chase Metrotech Center Brooklyn, New York 11245-0003	J.P. Morgan Broker-Dealer Holdings Inc.	DE	99.60%	Record

Principal Shareholders of the Low Duration Fund - Supra Institutional Class

Name and Address	% Ownership	Type of Ownership
JP Morgan Securities LLC For Exclusive Benefit of Customers Attn: 3rd Floor Mutual Fund Dept. 4 Chase Metrotech Center Brooklyn, New York 11245-0003	99.60%	Record

As of March 31, 2023, the Trustees and Officers as a group did not own more than 1% of the outstanding shares of the Funds.

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Proxy Voting Procedures

The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Advisor, subject to the Board’s continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Funds and their shareholders. The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Policies (as defined below) and a record of each proxy voted by the Advisor on behalf of the Funds, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest. The Advisor has also adopted Proxy Voting Policies and Procedures (“Advisor’s Proxy Policies”) which are attached as Appendix B to this SAI.

The Trust will file a Form N-PX, with each Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31st of each year. Form N‑PX for the Funds will be available without charge, upon request, by calling toll-free 1-855-MUZINICH and on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust and the Advisor have each adopted separate Codes of Ethics under Rule 17j-1 of the 1940 Act. These codes permit, subject to certain conditions, access persons of the Advisor to invest in securities that may be purchased or held by the Funds. The Distributor, as defined below, relies on the principal underwriter’s exception under Rule 17j-1(c)(3), of the 1940 Act, specifically where the Distributor is not affiliated with the Trust or the Advisor, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Advisor.

Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

Distributor

Distribution Services

Quasar Distributors, LLC, 111 East Kilbourn Avenue, Suite 2200 Milwaukee, Wisconsin 53202 (“Quasar”), serves as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Pursuant to a distribution agreement between the Fund and Quasar (the “Distribution Agreement”), Quasar acts as the Fund’s principal underwriter and distributor (the “Distributor”) and provides certain administration services and promotes and arranges for the sale of the Fund’s shares. Quasar is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement between each Fund and Quasar will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees. The
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Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on a 60-day written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Independent Trustees, or by Quasar on a 60-day written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Distribution Plan – (Class A Shares)

The U.S. High Yield Fund and Low Duration Fund have adopted a Distribution Plan (“The Plan”) pursuant to Rule 12b‑1 under the 1940 Act under which each Fund’s Class A shares pays the Distributor an amount which is accrued daily and paid quarterly, at an annual rate of 0.25% of the average daily net assets of a Fund. Amounts paid under the Plan, by each Fund, are paid to the Distributor to compensate broker-dealers and service providers that provide distribution-related services to the Class A Shares for the costs of the services provided and the expenses borne in the distribution of a Fund’s Shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of a Fund’s shares to prospective investors; and preparation, printing and distribution of sales literature and advertising materials. The services provided by selected dealers pursuant to the Plan are primarily designed to promote the sale of shares of a Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to a Fund in servicing such shareholders. The services provided by the administrators pursuant to the Plan are designed to provide support services to a Fund and include establishing and maintaining shareholders’ accounts and records, processing purchase and redemption transactions, answering routine client inquiries regarding a Fund and providing other services to a Fund as may be required.

The Distribution Fee is payable to the Distributor regardless of the distribution-related expenses actually incurred. Because the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by the Advisor shares of a Fund during any year may be more or less than actual expenses incurred pursuant to the 12b‑1 Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan.

The Distributor may use the Distribution Fee to pay for services covered by the 12b‑1 Plan including, but not limited to, advertising, compensating underwriters, dealers and selling personnel engaged in the distribution of Fund shares, the printing and mailing of prospectuses, statements of additional information and reports, the printing and mailing of sales literature pertaining to the Funds, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable.

The 12b‑1 Plan provides that it will continue from year to year upon approval by the majority vote of the Board, including a majority of the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operations of the 12b‑1 Plan or in any agreement related to such plan (the “Qualified Trustees”), as required by the 1940 Act, currently cast in person at a meeting called for that purpose, provided that such trustees have made a determination that there is a reasonable likelihood that the 12b‑1 Plan will benefit the Fund and its shareholders. It is also required that the trustees who are not “interested persons” of the Funds, select and nominate all other trustees who are not “interested persons” of the Funds. The 12b‑1 Plan and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval of shareholders holding a majority of the Fund shares outstanding. All material amendments to the 12b‑1 Plan or any related agreements must be approved by a vote of a majority of the Board and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

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The 12b‑1 Plan requires that the Distributor provide to the Board, at least quarterly, a written report on the amounts and purpose of any payment made under the 12b‑1 Plan. The Distributor is also required to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the 12b‑1 Plan should be continued.

As noted above, the 12b‑1 Plan provides for the ability to use Fund assets to pay financial intermediaries (including those that sponsor mutual fund supermarkets), plan administrators and other service providers to finance any activity that is principally intended to result in the sale of Fund shares (distribution services) and for the provision of personal services to shareholders. The payments made by the Funds to financial intermediaries are based primarily on the dollar amount of assets invested in the Funds through the financial intermediaries. These financial intermediaries may pay a portion of the payments that they receive from the Fund to their investment professionals. In addition to the ongoing asset-based fees paid to these financial intermediaries under the Funds’ 12b‑1 Plan, the Funds may, from time to time, make payments under the 12b‑1 Plan that help defray the expenses incurred by these intermediaries for conducting training and educational meetings about various aspects of the Funds for their employees. In addition, the Funds may make payments under the 12b‑1 Plan for exhibition space and otherwise help defray the expenses these financial intermediaries incur in hosting client seminars where the Funds are discussed.

In addition, the Funds may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. In connection with its participation in such platforms, the Distributor may use all or a portion of the Distribution Fee to pay one or more supermarket sponsors a negotiated fee for distributing the Funds’ shares. In addition, in its discretion, the Advisor may pay additional fees to such intermediaries from its own assets.

As of December 31, 2022, Class A shares are not offered for the U.S. High Yield Fund and Low Duration Fund. Class A shares that were open for the Credit Opportunities Fund have since closed and been converted into the Credit Opportunities Institutional Class shares on close of business December 27, 2019.

Shareholder Servicing Plan – (Class A Shares and Institutional Shares)

Pursuant to a Shareholder Service Plan (the “Plan”) adopted by the Trust and established by the Funds with respect to the Class A shares and Institutional Class shares of the Funds, the Advisor is authorized to provide, or arrange for others to provide, personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Funds (“Shareholder Servicing Activities”). Under the Plan, the Advisor may enter into shareholder service agreements with securities broker-dealers and other securities professionals (“Service Organizations”) who provide Shareholder Servicing Activities for their clients invested in the Funds.

Shareholder Servicing Activities shall include one or more of the following: (1) establishing and maintaining accounts and records relating for shareholders of the Funds; (2) aggregating and processing orders involving the shares of the Funds; (3) processing dividend and other distribution payments from the Funds on behalf of shareholders; (4) providing information to shareholders as to their ownership of Fund shares or about other aspects of the operations of the Funds; (5) preparing tax reports or forms on behalf of shareholders; (6) forwarding communications from the Funds to shareholders; (7) assisting shareholders in changing the Funds’ records as to their addresses, dividend options, account registrations or other data; (8) providing sub-accounting with respect to shares beneficially owned by shareholders, or the information to the Funds necessary for sub-accounting; (9) responding to shareholder inquiries
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relating to the services performed; (10) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (11) providing such other similar services as the Advisor may reasonably request to the extent the Service Organization is permitted to do so under applicable statutes, rules or regulations.

As compensation for the Shareholder Servicing Activities, each Fund pays the Advisor a fee of up to 0.10% annually of each Fund’s Class A shares’ and Institutional Class shares’ average daily net assets of the shares owned by investors for which the shareholder servicing agent maintains a servicing relationship or $22 per account.

Any material amendment to the Plan must be approved by the Board, including a majority of the Independent Trustees, or by a vote of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes. The Plan may be terminated, with respect to a class or classes of the Funds, without penalty at any time: (1) by vote of a majority of the Board, including a majority of the Independent Trustees; or (2) by a vote of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes.

Institutional Class shares are not offered for the Low Duration Fund. Institutional Class shares that were open for the Low Duration Fund have since closed and been converted into the Low Duration Fund Supra Institutional Class shares on close of business November 25, 2022.

The Credit Opportunities Fund and U.S. High Yield Fund paid the following amounts in Plan fees for the periods ended December 31 shown below:

Shareholder Servicing Plan Fees Paid	2022	2021	2020
Credit Opportunities Fund	$87,929	$148,247	$111,366
U.S. High Yield Fund	$0	$338	$0

Marketing, Support and Other Payments

The Advisor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or other compensation to certain Financial Intermediaries who sell shares of the Fund or provide shareholder servicing to their customers holding shares of the Fund.

The prospect of receiving, or the receipt of additional payments or other compensation as described below by Financial Intermediaries, may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund shares.

These payments may be divided into categories as follows:

Support Payments.
Payments may be made by the Advisor to certain Financial Intermediaries in connection with the eligibility of the Fund to be offered in certain programs and/or in connection with meetings between the Fund’s representatives and Financial Intermediaries and their sales representatives. Such meetings may be held for various purposes, including providing education and training about the Fund and other general financial topics to assist Financial Intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.
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Entertainment, Conferences, and Events.
The Advisor also may pay cash or non-cash compensation to sales representatives of Financial Intermediaries in the form of: (1) occasional gifts; (2) occasional meals, tickets, or other entertainments; and/or (3) sponsorship support for the Financial Intermediary’s client seminars and cooperative advertising. In addition, the Advisor pays for exhibit space or sponsorships at regional or national events of Financial Intermediaries.

During the Funds’ fiscal year, the following financial intermediaries were paid out of the Adviser’s revenues:

Firm
Charles Schwab
Pershing
TD Ameritrade
National Financial Services, LLC
UBS

Shareholder Servicing.
Many Fund shares are owned by Financial Intermediaries for the benefit of their customers. In those cases, the Fund may not maintain an account for the shareholder. Thus, some or all of the transfer agency and administrative functions for these accounts are performed by the Financial Intermediaries. A portion of the fees charged by the Financial Intermediaries for these services is paid out of the Advisor’s revenues. These amounts include, but are not necessarily limited to, fees for shareholder servicing, sub-transfer agency, sub-accounting and recordkeeping services. The amounts paid by the Advisor do not include fees for shareholder servicing that may be paid separately by the Fund pursuant to the Fund’s Distribution Plan and Shareholder Servicing Plan.

Financial Statements

The Funds’ Annual Report to shareholders for the fiscal year ended December 31, 2022, is a separate document available without charge, upon request, by calling 1-855-MUZINICH or 1-855-689-4642 and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein are incorporated by reference into this SAI.

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APPENDIX A – DESCRIPTION OF SECURITIES RATINGS

A. Long-Term Ratings

1. Moody’s Investors Service – Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa    Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa    Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A    Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa    Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba    Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B    Obligations rated B are considered speculative and are subject to high credit risk.

Caa    Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca    Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C    Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2. Standard and Poor’s – Long-Term Issue Credit Ratings (including Preferred Stock)

Issue credit ratings are based, in varying degrees, on the following considerations:

•Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•Nature of and provisions of the obligation;

•Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
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Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA    An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA    An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB    An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note    Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB    An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B    An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC    An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC    An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C    A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

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D    An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note    Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR    This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
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3. Fitch – International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA    Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA    Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A    High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB    Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB    Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B    Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC    Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC    Default of some kind appears probable.

C    Default is imminent.

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RD    Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D    Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

•The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

•The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Note    The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

B. Preferred Stock Ratings

1. Moody’s Investors Service

Aaa    An issue which is rated “Aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa    An issue which is rated “Aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.
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A    An issue which is rated “A” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa    An issue which is rated “Baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Ba    An issue which is rated “Ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B    An issue which is rated “B” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Caa    An issue which is rated “Caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

Ca    An issue which is rated “Ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C    This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note    Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification; The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

C. Short Term Ratings

1. Moody’s Investors Service

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1    Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2    Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3    Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.
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NP    Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note    Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

2. Standard and Poor’s

A-1    A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2    A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3    A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B    A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1    A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2    A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3    A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C    A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D    A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
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Note    Dual Ratings. Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

3. Fitch

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1    Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2    Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3    Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B    Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C    High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Note    The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)
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APPENDIX B – ADVISOR PROXY VOTING POLICIES AND PROCEDURES

Muzinich & Co., Inc.
Proxy Voting Policy

Policy Summary
This Policy is designed to ensure that the Firm complies with the requirements under Rule 206(4)-6 promulgated under the Advisers Act and fulfills its obligation thereunder with respect to proxy voting, disclosure, and recordkeeping. This Policy is also designed to ensure that all proxy voting and corporate actions are voted in the best interest of each client, provide disclosure to investors and ensure that certain documentation is retained.

The advisory contract or Investment Management Agreement will dictate whether the Firm retains discretionary voting authority to vote proxies on behalf of the client. If an advisory contract or Investment Management Agreement does not dictate whether the Firm retains discretionary voting authority to vote proxies on behalf of the client, or not, (i.e. the document is silent) Muzinich will act as though the Firm does retain such authority. The COO or a designated supervisor (“Voting Officer”) has been delegated the authority for monitoring corporate actions, obtaining voting decisions from portfolio managers in accordance with these policies, and ensuring that proxies are submitted in a timely manner. The Voting Officer will also be responsible for ensuring that clients’ requests for these proxy voting policies and procedures and/or their voting information is responded to effectively within a prompt time period. The Firm may utilize a third party service provider through the account’s administrator to assist in proxy voting matters.

Proxy Voting Policy
It is the policy of the Firm to vote proxies issued by the company in accordance with the following guidelines (to the extent each is applicable):

Proxy Proposal Issue	Adviser’s Voting Policy Routine
Election of Directors	For
Issuance of Authorized Common Stock	For
Stock Repurchase Plans	For
Reincorporation	For
Director Indemnification	For
Require Shareholder approval to issue Preferred Stock	For
Require Shareholder approval to issue Golden Parachutes	For
Require Shareholder approval of Poison Pill	For
Shareholders’ Right to Call Special Meetings	For
Shareholders’ Right to Act by Written Consent	For
Shareholder Ability to Remove Directors With or Without Cause	For
Shareholders Electing Directors to Fill Boar Vacancies	For
Majority of Independent Directors	For
Board Committee Membership exclusively of Independent Directors	For
401(k) Savings Plans for Employees	For
Anti-greenmail Charter or By-laws Amendments	For
Corporate Name Change	For
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Proxy Proposal Issue	Adviser’s Voting Policy Routine
Ratification of Auditors	For
Approval of Financial Statements and Statutory Reports	For
Approve Consolidated Financial Statements and Statutory Reports	For
Supermajority Vote Requirement	Against
Blank Check Preferred	Against
Dual Classes of Stock	Against
Staggered or Classified Boards	Against
Fair Price Requirements	Against
Limited Terms for Directors	Against
Require Director Stock Ownership	Against
Accept Plan of Reorganization	Case by Case
Reprice Management Options	Case by Case
Adopt/Amend Stock Option Plan	Case by Case
Adopt/Amend Employee Stock Purchase Plan	Case by Case
Approve Merger/Acquisitions	Case by Case
Spin-offs	Case by Case
Corporate Restructurings	Case by Case
Asset Sales	Case by Case
Liquidations	Case by Case
Adopt Poison Pill	Case by Case
Golden Parachutes	Case by Case
Executive/Director Compensation	Case by Case
Social Issues	Case by Case
Contested Election of Directors	Case by Case
Stock Based Compensation for Directors	Case by Case
Increase authorized shares	Case by Case
Tender Offers	Case by Case
Exchange Offers	Case by Case
Preemptive Rights	Case by Case
Debt Restructuring	Case by Case
Loan Waivers and Consents	Case by Case

Proxy Voting Procedures

The Voting Officer will have the responsibility of voting proxies received by the Firm on behalf of its Clients. Proxy proposals received by the Firm and designated above in the proxy voting policies as “For” or “Against” will be voted by the Voting Officer in accordance with the proxy voting policies. Proxy proposals received by the Firm and designated above in the proxy voting policies as “Case by Case” (or not addressed in the proxy voting policies) will be reviewed by the Firm, and voted in the best interests of each Client. In accordance with Rule 204-2, with respect to “Case by Case” issues, the portfolio manager and/or the analyst who is in charge of the issuer will document the basis for the Firm’s voting decision in writing.

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Notwithstanding the foregoing, the Firm may vote a proxy contrary to the proxy voting guidelines if the portfolio manager or analyst who is in charge of the issuer determines that such action is in the best interest of the Client. In the event that the Firm votes contrary to the proxy voting guidelines, the portfolio manager and/or the analyst who is in charge of the issuer will document the basis for the Firm’s contrary voting decision in writing.

Social Issues

These proposals range, for example, from those arguing for divestment from companies doing business in certain geographies or industries, to those calling for changes in a company’s environmental impact or hiring practices. Social issues may be either internal within a company, or external by describing a company’s impact or interaction with non-company constituents. Social issues may also lead to positive or negative financial impacts. Muzinich’s policy is that when a Client’s investment guidelines express a clear perspective on a social issue proposal, Muzinich will vote in a manner it deems best aligned with or which best balances the Client’s perspective and financial investment goals. Absent such perspective in a Client’s investment guidelines, the merit of the social issues should not take precedence over financial ones. Muzinich will consider voting for issues that, in our view, have redeeming social merit and which do not contradict our obligations of prudent financial and social management for each client according to the purpose for which each individual account was created.

Conflicts of Interest

In cases where an issuer in which multiple Clients hold interests acquired at different points in time or in different positions within the issuer’s capital structure experiences financial distress, there is a potential for conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). When called upon to take action with respect to an investment (e.g., to sell, to vote, or to exercise a right or remedy) a Client’s overall holdings, and related rights, may be such that it is in the Client’s best interest to take action (or refrain from taking action) in a manner that would be contrary to the interest of a person holding only the particular class of interest on which the right is conferred. In these circumstances, Clients that have invested in some, but not all, of the relevant classes of interests of the issuer held may be disadvantaged.

When considering whether to pursue a particular course of action, including asserting available claims or remedies, factors that may be considered include the costs of pursuing the course of action (or alternative courses of action) and the likelihood of a favorable outcome. As a result, not every potential claim or course of action will be pursued and it will not always be the case that conflicts will be able to be resolved in the best interest of any particular Client nor can there be any assurance that actual or potential conflicts of interest can be resolved such that the ultimate terms of an investment (or an amendment to such terms) will be as favorable as they would be in the absence of such conflicts.

For those Clients for which the Firm is authorized to vote proxies, the Firm will record the date proxies are voted, and those not voted will be specified with the underlying reason. Each item to be voted on should be voted separately and individually, not voted in blank.

The Firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The Firm, its affiliates and/or its Employees may also occasionally have business or personal relationships with the proponents of proxy proposals, participants in proxy contests, corporate directors and officers, or candidates for directorships.

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The CCO with consultation of the Firm’s General Counsel, at his or her discretion, will determine whether any proxy vote would result in an actual conflict of interest between the Firm and its Client(s). If at any time, the Firm becomes aware of an actual conflict of interest relating to a particular proxy proposal, the Firm will handle the proposal as follows:

1.If the proposal is designated in proxy voting policies above as “For” or “Against,” the proposal will be voted by the Firm in accordance with the proxy voting policy; or
2.If the proposal is designated in the proxy voting policies above as “Case by Case” (or not addressed in the proxy voting policies or is a corporate action), if it is clear how to vote in the best interest of the Client entitled to vote then the vote may proceed, otherwise:
a)    Disclose the conflict to the Client(s), providing sufficient information regarding the matter and the nature of the Firm’s conflict, and obtain Client consent before voting;
b)    Employ an outside service provider to advise in the voting of the proxy;
c)    Employ an outside service provider to vote the proxy on behalf of the Firm and its Client(s); or
d)    Decline to vote the proxy because the cost of addressing the potential conflict of interest is greater than the benefit to the client(s) voting the proxy.

The Voting Officer will document all instances where a proxy involved a conflict of interest, including the nature and the circumstances of the conflict, the steps taken by the Firm to resolve the conflict of interest, and the vote(s) as a result.

Notwithstanding anything to the contrary in this Policy Muzinich will not be required to vote the proxy if (i) the Client no longer owns the security at the voting deadline; (ii) the Client has tendered the security before the voting deadline; (iii) the Client has informed the Firm that it wishes to retain the right to vote the proxy, (iv) the Firm deems the cost of voting would exceed any anticipated benefit to the Client; or (v) the proxy is received for an account for which the Firm no longer acts as investment manager, investment adviser or sub-adviser at the voting deadline. The Firm, with the assistance of the portfolio manager and/or analyst who is in charge of the issuer, will document in writing the basis for the Firm’s decision not to vote.

Class Actions

Muzinich does not direct Clients’ participation in class actions, as disclosed in Part 2 of Form ADV, unless contractually agreed to. The Voting Officer will determine whether to return any documentation inadvertently received regarding Clients’ participation in class actions to the sender, or to forward such information to the appropriate Clients.

Investment Firm Proxy Voting -Form N-PX

Pursuant to Rule 30b1-4 of the Investment Company Act a registered management investment company shall file with the SEC a report on Form N-PX, not later than August 31 of each year, containing the registrant’s proxy voting record for the most recent twelve-month period ended June 30.

Records

The Voting Officer is responsible for ensuring that the following proxy records are maintained for 7 (seven) years, the first two in an appropriate office of the Firm:

1.    Records of proxy statements received regarding client securities;
2.    Records of each vote cast by the Firm on behalf of a client;
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3.    Copies of any document created by the Firm that was material to making a decision on voting clients’ securities;
4.    Records of all communications received and internal documents created that were material to the voting decision; and
5.    Each written client request for proxy voting information and the Firm’s written response to such client request (written or oral) for proxy voting information.

If the Firm utilizes a third party service provider for proxy voting, the Firm will rely on the provider to maintain proxy statements and records of proxy votes cast. The Firm will obtain an undertaking from the third party to provide a copy of the documents promptly upon request.

Where appropriate, the CCO shall collect the relevant information for the completion of Form N- PX in relation to Muzinich 40 Act Funds and shall work with the administrator or other appropriate persons with respect to investment companies for which it is the adviser to prepare and file the Form on behalf of the investment company.

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Professionally Managed Portfolios (the “Trust”)
PART C

OTHER INFORMATION
Item 28. Exhibits

(a)
Amended and Restated Agreement and Declaration of Trust dated June 13, 2005 is herein incorporated by reference from Post-Effective Amendment No. 211 to Professionally Managed Portfolios’ (the “Trust”) Registration Statement on Form N‑1A, filed with the Securities and Exchange Commission (“SEC”) on July 27, 2005.

(i)
Amendment dated June 1, 2015 to the Amended and Restated Declaration of Trust dated June 13, 2005 is herein incorporated by reference from Post-Effective Amendment No. 636 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on June 24, 2015.

(ii)
Amendment dated November 23, 2015 to the Amended and Restated Declaration of Trust dated June 13, 2005 is herein incorporated by reference from Post-Effective Amendment No. 653 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on December 17, 2015.

(iii)
Certificate of Amendment dated February 16, 2022 to the Amended and Restated Declaration of Trust dated June 13, 2005 is herein incorporated by reference from Post-Effective Amendment No. 833 to the Trust's Registration Statement on Form N-1A, filed with the SEC on February 28, 2022.

(b)
Amended and Restated By-Laws, amended as of February 16, 2022, is herein incorporated by reference from Post-Effective Amendment No. 833 to the Trust's Registration Statement on Form N-1A, filed with the SEC on February 28, 2022.

(c)		Instruments Defining Rights of Security Holders are herein incorporated by reference from the Trust’s Declaration of Trust and Bylaws.
(d)		Investment Advisory Agreements
(i)
Investment Advisory Agreement dated October 31, 2011, between the Trust, on behalf of the series listed on Schedule A, which may be amended from time to time (each a “Fund”), and Hodges Capital Management, Inc. is herein incorporated by reference from Post-Effective Amendment No. 585 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on July 29, 2014.

(A)
Amendment to Schedule A to the Investment Advisory Agreement dated November 11, 2013, between the Trust, on behalf of the Hodges Small Intrinsic Value Fund, and Hodges Capital Management, Inc. is herein incorporated by reference from Post-Effective Amendment No. 546 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on December 17, 2013.

(ii)
Amended and Restated Investment Advisory Agreement dated January 1, 2016, between the Trust, on behalf of The Osterweis Fund, and Osterweis Capital Management, Inc. is herein incorporated by reference from Post-Effective Amendment No. 688 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on November 29, 2016.

(A)
Amendment dated April 1, 2017, to the Amended and Restated Investment Advisory Agreement dated January 1, 2016, between the Trust, on behalf of the Osterweis Fund, and Osterweis Capital Management, Inc. is herein incorporated by reference from Post-Effective Amendment No. 711 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on June 30, 2017.

Amendment to Schedule A to the Investment Advisory Agreement dated June 17, 2021, between the Trust, on behalf of the Osterweis Fund and Osterweis Capital Management, Inc. is herein incorporated by reference from Post-Effective Amendment No. 819 to the Trust's Registration Statement on Form N-1A, filed with the SEC on June 30, 2021.

(iii)
Amended and Restated Investment Advisory Agreement dated January 1, 2016, between the Trust, on behalf of the Osterweis Strategic Income Fund, and Osterweis Capital Management, LLC is herein incorporated by reference from Post-Effective Amendment No. 688 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on November 29, 2016.

(A)
Amendment to Schedule A to the Investment Advisory Agreement dated June 17, 2021, between the Trust, on behalf of the Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund (currently being renamed Osterweis Growth & Income Fund), Osterweis Emerging Opportunity Fund, Osterweis Total Return Fund and Osterweis Capital Management, LLC is herein incorporated by reference from Post-Effective Amendment No. 819 to the Trust's Registration Statement on Form N-1A, filed with the SEC on June 30, 2021.

(B)
Amendment dated April 1, 2017, to the Amended and Restated Investment Advisory Agreement dated January 1, 2016, between the Trust, on behalf of Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, Osterweis Institutional Equity Fund, Osterweis Emerging Opportunity Fund, Osterweis Total Return Fund, and Osterweis Capital Management, is herein incorporated by reference from Post-Effective Amendment No. 711 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on June 30, 2017.

(iv)
Amendment to Schedule A of the Investment Advisory Agreement between the Trust, on behalf of the Osterweis Short Duration Credit Fund and Osterweis Sustainable Credit Fund, and Osterweis Capital Management, LLC, is herein incorporated by reference from Post-Effective Amendment No. 841 to the Trust's Registration Statement on Form N-1A, filed with the SEC on October 7, 2022.

(v)
Investment Advisory Agreement dated June 30, 2020, between the Trust, on behalf of the Trillium ESG Global Equity Fund, the Trillium ESG Small/Mid-Cap Fund, and Trillium Asset Management, LLC, is herein incorporated by reference from Post-Effective Amendment No. 802 to the Trust's Registration Statement on Form N-1A, filed with the SEC on October 29, 2020.

(vi)
Amended and Restated Investment Advisory Agreement between the Trust, on behalf of the TCM Small Cap Growth Fund and Tygh Capital Management, Inc. is herein incorporated by reference from Post-Effective Amendment No. 285 to the Trust’s Registration Statement on Form N-1A, file with the SEC on June 26, 2007.

(A)
Amendment dated October 1, 2017 to the Investment Advisory Agreement dated August 31, 2006, between the Trust, on behalf of the TCM Small Cap Growth Fund, and Tygh Capital Management, Inc. is herein incorporated by reference from Post-Effective Amendment No. 728 to the Trust’s Registration Statement on Form N-1A, file with the SEC on January 26, 2018.

(B)
Interim Investment Advisory Agreement dated January 1, 2022, between the Trust, on behalf of the TCM Small Cap Growth Fund, and Voya Investment Management Co. LLC, is herein incorporated by reference from Post-Effective Amendment No. 829 to the Trust's Registration Statement on Form N-1A, filed with the SEC on January 26, 2022.

(vii)
Amended and Restated Investment Advisory Agreement, dated as of August 31, 2006, by and between the Trust, on behalf of the Villere Balanced Fund series and St. Denis J. Villere & Company, LLC, is herein incorporated by reference from Post-Effective Amendment No. 268 to the Trust's Registration Statement on Form N-1A, filed with the SEC on October 13, 2006.

(A)
Amendment to the Investment Advisory Agreement dated September 1, 2017, between the Trust, on behalf of the Villere Balanced Fund, and St. Denis J. Villere & Company, LLC is herein incorporated by reference from Post-Effective Amendment No. 725 to the Trust’s Registration Statement on Form N-1A, file with the SEC on December 18, 2017.

(B)
Investment Advisory Agreement dated May 31, 2013 between the Trust, on behalf of the Villere Equity Fund and St. Denis J. Villere & Co., Inc. is herein incorporated by reference from Post-Effective Amendment No. 515 to the Trust's Registration Statement on Form N-1A, filed with the SEC on May 31, 2013.

(C)
Amendment to the Investment Advisory Agreement dated November 1, 2017 between the Trust, on behalf of the Villere Equity Fund and St. Denis J. Villere & Co., Inc. is herein incorporated by reference from Post-Effective Amendment No. 725 to the Trust’s Registration Statement on Form N-1A, file with the SEC on December 18, 2017.

(viii)
Investment Advisory Agreement dated March 31, 2009, between the Trust, on behalf of the Congress Large Cap Growth Fund, and Congress Asset Management Company is herein incorporated by reference from Post-Effective Amendment No. 339 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on March 31, 2009.

(A)
Amendment dated August 14, 2012 to Schedule A of the Investment Advisory Agreement dated March 31, 2009, between the Trust, on behalf of the Congress Large Cap Growth Fund, the Congress All Cap Opportunity Fund, the Congress Mid Cap Growth Fund, and Congress Asset Management Company is herein incorporated by reference from Post-Effective Amendment No. 475 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 31, 2012.

(B)
Amendment dated January 1, 2018 to the Investment Advisory Agreement dated March 31, 2009 between the Trust, on behalf of the Congress Large Cap Growth Fund, the Congress All Cap Opportunity Fund, the Congress Mid Cap Growth Fund, the Congress Small Cap Growth Fund and Congress Asset Management Company is herein incorporated by reference from Post-Effective Amendment No. 710 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on June 21, 2017.

(C)
Form of Amendment to Schedule A of the Investment Advisory Agreement dated March 31, 2009, between the Trust, on behalf of the Congress Large Cap Growth Fund, the Congress All Cap Opportunity Fund, the Congress Mid Cap Growth Fund, the Congress Small Cap Growth Fund, and Congress Asset Management Company, LLP is herein incorporated by reference from Post-Effective Amendment No. 710 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on June 21, 2017.

(ix)
Investment Advisory Agreement dated August 31, 2009 between the Trust, on behalf of the  Akre Focus Fund, and Akre Capital Management, LLC, is herein incorporated by reference from Post-Effective Amendment No. 356 to the Trust's Registration Statement on Form N-1A, filed with the SEC on August 27, 2009.

(A)
Amendment to the Investment Advisory Agreement dated August 1, 2017, between the Trust, on behalf of the Akre Focus Fund, and Akre Capital Management, LLC is herein incorporated by reference from Post-Effective Amendment No. 722 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on November 17, 2017.

(x)
Investment Advisory Agreement dated October 31, 2016, between the Trust, on behalf of the Boston Common International Fund and Boston Common U.S. Equity Fund, and Boston Common Asset Management, LLC is herein incorporated by reference from Post-Effective Amendment No. 696 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on January 30, 2017.

(A)
Amendment to the Investment Advisory Agreement dated October 1, 2017, between the Trust, on behalf of the Boston Common International Fund and Boston Common U.S. Equity Fund, and Boston Common Asset Management, LLC is herein incorporated by reference from Post-Effective Amendment No. 729 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on January 29, 2018.

(B)
Amendment to Schedule A to the Investment Advisory Agreement dated February 26, 2020, between the Trust, on behalf of the Boston Common ESG Impact Emerging Markets Fund, and Boston Common Asset Management, LLC, is herein incorporated by reference from Post-Effective Amendment No. 825 to the Trust's Registration Statement on Form N-1A, filed with the SEC on September 10, 2021.

(C)
Form of Amendment to Schedule A to the Investment Advisory Agreement dated ____, 2023, between the Trust, on behalf of the Boston Common ESG Impact U.S. Value Fund, and Boston Common Asset Management, LLC, is herein incorporated by reference from Post-Effective Amendment No. 849 to the Trust's Registration Statement on Form N-1A, filed with the SEC on January 27, 2023.

(xi)
(A)
Amended Schedule A dated May 30, 2018 to the Investment Advisory Agreement dated March 12, 2012, between the Trust, on behalf of the Muzinich Funds and Muzinich & Co., Inc. is herein incorporated by reference from Post-Effective Amendment No. 763 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on April 30, 2019.

(xii)
Investment Advisory Agreement dated April 24, 2013, between the Trust, on behalf of the Becker Value Equity Fund and Becker Capital Management, Inc. is herein incorporated by reference from Post-Effective Amendment No. 563 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on February 27, 2014.

(xiii)
Investment Advisory Agreement dated February 27, 2015, between the Trust, on behalf of the Otter Creek Long/Short Opportunity Fund and Otter Creek Advisors, LLC is herein incorporated by reference from Post-Effective Amendment No. 613 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on February 27, 2015.

(xiv)
Investment Advisory Agreement dated January 3, 2023 between the Trust, on behalf of the Bridges Investment Fund, and Bridges Investment Management, Inc. is herein incorporated by reference from Post-Effective Amendment No. 847 to the Trust's Registration Statement on Form N-1A, filed with the SEC on January 3, 2023.

(e)		Underwriting Contracts
(i)
Distribution Agreement dated June 1, 2006, between the Hodges Fund and Quasar Distributors, LLC is herein incorporated by reference from Post-Effective Amendment No. 259 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on June 30, 2006.

(A)
Amendment to Exhibit A of the Distribution Agreement dated November 28, 2007, between the Trust on behalf of the Hodges Small Cap Fund is herein incorporated by reference from Post-Effective Amendment No. 300 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on December 18, 2007.

(B)
Second Amendment dated June 15, 2009, to the Distribution Agreement dated June 1, 2006, as amended November 28, 2007, between the Trust on behalf of the Hodges Blue Chip 25 Fund, and the Hodges Equity Income Fund is herein incorporated by reference from Post-Effective Amendment No. 358 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on August 31, 2009.

(C)
Third Amendment dated November 11, 2013, to the Distribution Agreement dated June 1, 2006, as amended November 28, 2007, between the Trust on behalf of its series, the Hodges Funds and Quasar Distributors, LLC is herein incorporated by reference from Post-Effective Amendment No. 546 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on December 17, 2013.

(D)
Novation Agreement by and between Quasar Distributors, LLC, Professionally Managed Portfolios Trust, on behalf of the Hodges Mutual Funds, and Hodges Capital Management, INC., dated March 31, 2020 is herein incorporated by reference from Post-Effective Amendment No. 796 to the Trust's Registration Statement on Form N-1A, filed with the SEC on July 29. 2020.

(E)
Novation Agreement by and between Quasar Distributors, LLC, Professionally Managed Portfolios Trust, on behalf of the Hodges Mutual Funds, and Hodges Capital Management, Inc. dated October 2021 is herein incorporated by reference from Post-Effective Amendment No. 837 to the Trust's Registration Statement on Form N-1A, filed with the SEC on July 22, 2022.

(ii)
Distribution Agreement dated July 10, 2006, between the Trust, on behalf of the Osterweis Fund and the Osterweis Strategic Income Fund, and Quasar Distributors, LLC is herein incorporated by reference from Post-Effective Amendment No. 268 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 13, 2006.

(A)
First Amendment dated July 19, 2010, to the Distribution Agreement dated July 10, 2006, between the Trust, on behalf of the Osterweis Strategic Investment Fund, and Quasar Distributors, LLC is herein incorporated by reference from Post-Effective Amendment No. 384 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on August 31, 2010.

(B)
Second Amendment dated May 1, 2012, to the Distribution Agreement dated July 10, 2006, between the Trust, on behalf of the Osterweis Institutional Equity Fund, and Quasar Distributors, LLC is herein incorporated by reference from Post-Effective Amendment No. 465 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on July 31, 2012.

(C)
Third Amendment dated November 15, 2016, to the Distribution Agreement dated July 10, 2006, between the Trust, on behalf of the Osterweis Funds, and Quasar Distributors, LLC is herein incorporated by reference from Post-Effective Amendment No. 688 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on November 29, 2016.

(D)
Novation Agreement by and between Quasar Distributors, LLC, Professionally Managed Portfolios and Osterweis Capital Management, Inc. dated March 31, 2020 is herein incorporated by reference from Post-Effective Amendment No. 793 to the Trust's Registration Statement on Form N-1A, filed with the SEC on June 29, 2020.

(E)
Amendment to the Distribution Agreement between the Trust, on behalf of the Osterweis Short Duration Credit Fund and Osterweis Sustainable Credit Fund, and Quasar Distributors, LLC, is herein incorporated by reference from Post-Effective Amendment No. 841 to the Trust's Registration Statement on Form N-1A, filed with the SEC on October 7, 2022.

(F)
Novation Agreement by and between Quasar Distributors, LLC, Professionally Managed Portfolios and Osterweis Capital Management, Inc. dated October 2021 is herein incorporated by reference from Post-Effective Amendment No. 836 to the Trust's Registration Statement on Form N-1A, filed with the SEC on June 30, 2022.

(iii)
Distribution Agreement dated July 13, 2015, between the Trust, on behalf of the Trillium Funds and Quasar Distributors, LLC is herein incorporated by reference from Post-Effective Amendment No. 641 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on July 30, 2015.

(A)
First Amendment dated March 3, 2017 to the Distribution Agreement dated July 13, 2015, between the Trust, on behalf of the Trillium Funds and Quasar Distributors, LLC is herein incorporated by reference from Post-Effective Amendment No. 720 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 31, 2017.

(B)
Novation Agreement by and between Quasar Distributors, LLC, Professionally Managed Portfolios and Trillium Asset Management, LLC dated March 31, 2020 is herein incorporated by reference from Post-Effective Amendment No. 802 to the Trust's Registration Statement on Form N-1A, filed with the SEC on October 29, 2020.

(C)
Second Amendment, dated October 1, 2020 to the Distribution Agreement dated July 13, 2015, between the Trust, on behalf of the Trillium Funds and Quasar Distributors, LLC is herein incorporated by reference from Post-Effective Amendment No. 802 to the Trust's Registration Statement on Form N-1A, filed with the SEC on October 29, 2020.

(D)
Novation Agreement by and between Quasar Distributors, LLC, Professionally Managed Portfolios, and Trillium Asset Management, LLC dated September 30, 2021 is herein incorporated by reference from Post-Effective Amendment No. 826 to the Trust's Registration Statement on Form N-1A, filed with the SEC on October 29, 2021.

(iv)
Distribution Agreement dated June 26, 2006, between the Trust, on behalf of the TCM Small Cap Growth Fund, and Quasar Distributors, LLC is herein incorporated by reference from Post-Effective Amendment No. 268 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 13, 2006.

(A)
Novation Agreement by and between Quasar Distributors, LLC, Professionally Managed Portfolios and Tygh Capital Management, Inc., dated March 31, 2020 is herein incorporated by reference from Post-Effective Amendment No. 806 to the Trust's Registration Statement on Form N-1A, filed with the SEC on January 26, 2021.

(B)
Novation Agreement by and between Quasar Distributors, LLC, Professionally Managed Portfolios and Tygh Capital Management, Inc. dated September 30, 2021, is herein incorporated by reference from Post-Effective Amendment No. 829 to the Trust's Registration Statement on Form N-1A, filed with the SEC on January 26, 2022.

(v)
Distribution Agreement dated June 26, 2006, between the Trust, on behalf of the Villere Balanced Fund, and Quasar Distributors, LLC is herein incorporated by reference from Post-Effective Amendment No. 268 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 13, 2006.

(A)
First Amendment to the Distribution Agreement between the Trust, on behalf of the Villere Funds and Quasar Distributors, LLC is herein incorporated by reference from Post-Effective Amendment No. 515 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on May 31, 2013.

(B)
Second Amendment to the Distribution Agreement dated July 1, 2013, between the Trust, on behalf of the Villere Funds and Quasar Distributors, LLC is herein incorporated by reference from Post-Effective Amendment No. 545 to the Trust’s Registration Statement on Form N‑1A, filed with the SEC on December 13, 2013.

(C)
Novation Agreement by and between Quasar Distributors, LLC, Professionally Managed Portfolios and St. Denis J. Villere & Co., dated March 31, 2020 is herein incorporated by reference from Post-Effective Amendment No. 804 to the Trust's Registration Statement on Form N-1A, filed with the SEC on December 17, 2020.

(D)
Novation Agreement by and between Quasar Distributors, LLC, Professionally Managed Portfolios and St. Denis J. Villere & Co., dated September 30, 2021 is herein incorporated by reference from Post-Effective Amendment No. 828 to the Trust's Registration Statement on Form N-1A, filed with the SEC on December 16, 2021.

(vi)
Distribution Agreement dated February 24, 2009, between the Trust, on behalf of the Congress Large Cap Growth Fund and Quasar Distributors, LLC is herein incorporated by reference from Post-Effective Amendment No. 339 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on March 31, 2009.

(A)
Amendment dated August 14, 2012 to the Distribution Agreement dated February 24, 2009, between the Trust, on behalf of the Congress Large Cap Growth Fund, the Congress All Cap Opportunity Fund, the Congress Mid Cap Growth Fund and Quasar Distributors, LLC is herein incorporated by reference from Post-Effective Amendment No. 475 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 31, 2012.

(B)
Second Amendment dated ______, 2017 to the Distribution Agreement dated February 24, 2009, between the Trust, on behalf of the Congress Large Cap Growth Fund, the Congress All Cap Opportunity Fund, the Congress Mid Cap Growth Fund and the Congress Small Cap Growth Fund and Quasar Distributors, LLC is herein incorporated by reference from Post-Effective Amendment No. 710 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on June 21, 2017.

(C)
Novation Agreement by and between Quasar Distributors, LLC, Professionally Manged Portfolios and Congress Asset Management Company, LLP dated March 31, 2020 is herein incorporated by reference from Post-Effective Amendment No. 811 to the Trust's Registration Statement on Form N-1A, filed with the SEC on February 26, 2021.

(D)
Novation Agreement by and between Quasar Distributors, LLC, Professionally Managed Portfolios and Congress Asset Management Company, LLP dated _____________, 2022 is herein incorporated by reference from Post-Effective Amendment No. 831 to the Trust's Registration Statement on Form N-1A, filed with the SEC on February 24, 2022.

(vii)
Distribution Agreement dated August 3, 2009, between the Trust, on behalf of the Akre Focus Fund and Quasar Distributors, LLC is herein incorporated by reference from Post-Effective Amendment No. 356 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on August 27, 2009.

(A)
Novation Agreement by and between Quasar Distributors, LLC, Professionally Managed Portfolios and Akre Capital Management, dated March 31, 2020, is herein incorporated by reference from Post-Effective Amendment No. 803 to the Trust's Registration Statement on Form N-1A, filed with the SEC on November 18, 2020.

(B)
Novation Agreement by and between Quasar Distributors, LLC, Professionally Managed Portfolios and Akre Capital Management dated September 30, 2021 is herein incorporated by reference from Post-Effective Amendment No. 827 to the Trust's Registration Statement on Form N-1A, filed with the SEC on November 17, 2021.

(viii)
Distribution Agreement dated November 9, 2010, between the Trust, on behalf of the Boston Common International Fund and the Boston Common U.S. Equity Fund, and Quasar Distributors, LLC is herein incorporated by reference from Post-Effective Amendment No. 391 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on December 29, 2010.

(A)
Novation Agreement by and between Quasar Distributors, LLC, Professionally Managed Portfolios and Boston Common Asset Management, dated March 31, 2020 is herein incorporated by reference from Post-Effective No. 807 to the Trust's Registration Statement on Form N-1A, filed with the SEC on January 29, 2021.

(B)
Novation Agreement by and between Quasar Distributors, LLC, Professionally Managed Portfolios and Boston Common Asset Management, LLC dated September 30, 2021 is herein incorporated by reference from Post-Effective No. 830 to the Trust's Registration Statement on Form N-1A, filed with the SEC on January 28, 2022.

(C)
First Amendment to the Novated Distribution Agreement by and between Quasar Distributors, LLC and Boston Common Asset Management, LLC is herein incorporated by reference from Post-Effective Amendment No. 843 to the Trust's Registration Statement on Form N-1A, filed with the SEC on November 15, 2022.

(ix)
Distribution Agreement dated March 1, 2012, between the Trust, on behalf of the Muzinich Funds and Quasar Distributors, LLC is herein incorporated by reference from Post-Effective Amendment No. 446 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on March 12, 2012.

(A)
First Amendment dated May 24, 2016 to the Distribution Agreement dated March 1, 2012, between the Trust, on behalf of the Muzinich Funds and Quasar Distributors, LLC is herein incorporated by reference from Post-Effective Amendment No. 675 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on June 29, 2016.

(B)
Novation Agreement by and between Quasar Distributors, LLC, Professionally Managed Portfolios and Muzinich & Co., Inc. dated March 31, 2020 is herein incorporated by reference from Post-Effective Amendment No. 790 to the Trust's Registration Statement on Form N-1A, filed with the SEC on April 29, 2020.

(C)
Novation Agreement by and between Quasar Distributors, LLC, Professionally Managed Portfolios and Muzinich & Co., Inc. dated September 30, 2021 is herein incorporated by reference from Post-Effective Amendment No. 834 to the Trust's Registration Statement on Form N-1A, filed with the SEC on April 29, 2022.

(x)
Distribution Agreement dated August 14, 2012, between the Trust, on behalf of the Becker Value Equity Fund and Quasar Distributors, LLC is herein incorporated by reference from Post-Effective Amendment No. 471 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on August 27, 2012.

(A)
Novation Agreement by and between Quasar Distributors, LLC, Professionally Managed Portfolios and Becker Capital Management, Inc, dated March 31, 2020 is herein incorporated by reference from Post-Effective Amendment No. 809 to the Trust's Registration Statement on Form N-1A, filed with the SEC on February 25, 2021.

(B)
Novation Agreement by and between Quasar Distributors, LLC, Professionally Managed Portfolios and Becker Capital Management, Inc., dated September 30, 2021 is herein incorporated by reference from Post-Effective Amendment No. 833 to the Trust's Registration Statement on Form N-1A, filed with the SEC on February 28, 2022.

(xi)
First Amendment to the Distribution Agreement dated March 3, 2017, between the Trust, on behalf the Otter Creek Long/Short Opportunity Fund and Quasar Distributors, LLC is herein incorporated by reference from Post-Effective Amendment No. 733 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on February 27, 2018.

(A)
Novation Agreement by and between Quasar Distributors, LLC, Professionally Managed Portfolios and Otter Creek Advisors, LLC, dated March 31, 2020 is herein incorporated by reference from Post-Effective Amendment No. 810 to the Trust's Registration Statement on Form N-1A, filed with the SEC on February 25, 2021.

(B)
Novation Agreement by and between Quasar Distributors, LLC, Professionally Managed Portfolios and Otter Creek Advisors, LLC, dated _________, 2022 is herein incorporated by reference from Post-Effective Amendment No. 832 to the Trust's Registration Statement on Form N-1A, filed with the SEC on February 25, 2022.

(xii)
Form of Distribution Agreement between the Trust, on behalf of the Bridges Investment Fund, and Quasar Distributors, LLC is herein incorporated by reference from Post-Effective Amendment No. 847 to the Trust's Registration Statement on Form N-1A, filed with the SEC on January 3, 2023.

(f)		Bonus or Profit Sharing Contracts - None.
(g)
Amended and Restated Custody Agreement dated June 22, 2006, amended and restated as of May 15, 2013, between the Trust and U.S. Bank National Association is herein incorporated by reference from Post-Effective Amendment No. 515 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on May 31, 2013.

(i)
Amendment to the Custody Agreement on behalf of the TCM Small Cap Growth Fund is herein incorporated by reference from Post-Effective Amendment No. 438 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on January 30, 2012.

(ii)
Amendment to the Custody Agreement on behalf of the Hodges Fund, Hodges Small Intrinsic Value Fund, Hodges Small Cap Fund and Hodges Blue Chip Equity Income Fund is herein incorporated by reference from Post-Effective Amendment No. 680 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on July 28, 2016.

(iii)
Amendment to the Amended and Restated Custody Agreement on behalf of the Congress Large Cap Growth Fund, the Congress All Cap Opportunity Fund, the Congress Mid Cap Growth Fund and the Congress Small Cap Growth Fund, dated February 9, 2018 is herein incorporated by reference from Post-Effective Amendment No. 734 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on February 28, 2018.

(A)
Form of Amendment dated _____, 2017 to the Amended and Restated Custody Agreement, dated June 22, 2006, between the Trust, on behalf of the Congress Large Cap Growth Fund, the Congress All Cap Opportunity Fund, the Congress Mid Cap Growth Fund and the Congress Small Cap Growth Fund, and U.S. Bank N.A. is herein incorporated by reference from Post-Effective Amendment No. 710 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on June 21, 2017.

(iv)
Amendment to the Custody Agreement on behalf of the Akre Focus Fund is herein incorporated by reference from Post-Effective Amendment No. 427 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on November 18, 2011.

(v)
Amendment to the Custody Agreement on behalf of the Osterweis Funds is herein incorporated by reference from Post-Effective Amendment No. 688 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on November 29, 2016.

(A)
Amendment to the Amended and Restated Custody Agreement on behalf of the Osterweis Short Duration Credit Fund and Osterweis Sustainable Credit Fund is herein incorporated by reference from Post-Effective Amendment No. 841 to the Trust's Registration Statement on Form N-1A, filed with the SEC on October 7, 2022.

(vi)
Amendment to the Custody Agreement on behalf of the Boston Common International Fund and the Boston Common U.S. Equity Fund is herein incorporated by reference from Post-Effective Amendment No. 391 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on December 29, 2010.

(A)
Amendment to the Custody Agreement on behalf of the Boston Common ESG Impact Emerging Markets Fund, is herein incorporated by reference from Post-Effective Amendment No. 825 to the Trust's Registration Statement on Form N-1A, filed with the SEC on September 10, 2021.

(B)
Amendment to the Custody Agreement on behalf of Boston Common ESG Impact U.S. Value Fund is herein incorporated by reference from Post-Effective Amendment No. 843 to the Trust's Registration Statement on Form N-1A, filed with the SEC on November 15, 2022.

(vii)
Amended Exhibit O to the Custody Agreement on behalf of the Villere Balanced Fund is herein incorporated by reference from Post-Effective Amendment No. 653 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on December 17, 2015.

(viii)
Amendment to the Custody Agreement on behalf of the Muzinich Funds is herein incorporated by reference from Post-Effective Amendment No. 446 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on March 12, 2012.

(A)
Custodian Agreement on behalf of the Muzinich Funds is herein incorporated by reference from Post-Effective Amendment No. 446 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on March 12, 2012.

(B)
Amendment to the Custody Agreement on behalf of the Muzinich Low Duration Fund is herein incorporated by reference from Post-Effective Amendment No. 675 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on June 29, 2016.

(ix)
Amendment to the Custody Agreement dated October 16, 2020, on behalf of the Becker Value Equity Fund is herein incorporated by reference from Post-Effective Amendment No. 809 to the Trust's Registration Statement on Form N-1A, filed with the SEC on February 25, 2021.

(x)
Amendment to the Custody Agreement, on behalf of the Villere Funds is herein incorporated by reference from Post-Effective Amendment No. 515 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on May 31, 2013.

(xi)
Form of Amendment to the Custody Agreement dated February __, 2020, on behalf of the Otter Creek Long/Short Opportunity Fund is herein incorporated by reference from Post-Effective Amendment No. 810 to the Trust's Registration Statement on Form N-1A, filed with the SEC on February 25, 2021.

(xii)
Amended Exhibit H to the Amended and Restated Custody Agreement dated May 15, 2013, on behalf of the Portfolio 21 Global Equity Fund is herein incorporated by reference from Post-Effective Amendment No. 590 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 27, 2014.

(xiii)
Amendment to the Custody Agreement dated July 13, 2015, on behalf of the Trillium Funds is herein incorporated by reference from Post-Effective Amendment No. 641 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on July 30, 2015.

(xiv)
Form of Amendment to the Amended and Restated Custody Agreement on behalf of the Bridges Investment Fund is herein incorporated by reference from Post-Effective Amendment No. 839 to the Trust's Registration Statement on Form N-1A, filed with the SEC on September 30, 2022.

(h)	(i)
Fund Administration Servicing Agreement dated June 22, 2006, between the Trust and U.S. Bancorp Fund Services, LLC is herein incorporated by reference from Post-Effective Amendment No. 268 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 16, 2006.

(A)
Amendment to the Fund Administration Servicing Agreement on behalf of the Hodges Fund, the Hodges Small Cap Fund, the Hodges Small Intrinsic Value Fund and the Hodges Blue Chip Equity Income Fund is herein incorporated by reference from Post-Effective Amendment No. 680 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on July 28, 2016.

(B)
Amendment dated February 9, 2018 to the Fund Administration Servicing Agreement dated June 22, 2006, between the Trust, on behalf of the Congress Large Cap Growth Fund, the Congress All Cap Opportunity Fund, the Congress Mid Cap Growth Fund and the Congress Small Cap Growth Fund, and U.S. Bancorp Fund Services, LLC is herein incorporated by reference from Post-Effective Amendment No. 374 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on February 28, 2018.

(C)
Amendment to the Fund Administration Servicing Agreement on behalf of the Akre Focus Fund is herein incorporated by reference from Post-Effective Amendment No. 356 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on August 27, 2009.

(D)
Amendment to the Fund Administration Servicing Agreement on behalf of the Osterweis Funds is herein incorporated by reference from Post-Effective Amendment No. 688 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on November 29, 2016.

(1)
Amendment to the Fund Administration Servicing Agreement on behalf of the Osterweis Short Duration Credit Fund and Osterweis Sustainable Credit Fund is herein incorporated by reference from Post-Effective Amendment No. 841 to the Trust's Registration Statement on Form N-1A, filed with the SEC on October 7, 2022.

(E)
Amendment to the Fund Administration Servicing Agreement on behalf of the Boston Common International Fund and the Boston Common U.S. Equity Fund is herein incorporated by reference from Post-Effective Amendment No. 391 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on December 29, 2010.

(1)
Amendment to the Fund Administration Servicing Agreement on behalf of the Boston Common ESG Impact Emerging Markets Fund, is herein incorporated by reference from Post-Effective Amendment No. 825 to the Trust's Registration Statement on Form N-1A, filed with the SEC on September 10, 2021.

(2)
Amendment to the Fund Administration Servicing Agreement on behalf of the Boston Common ESG Impact U.S. Value Fund is herein incorporated by reference from Post-Effective Amendment No. 843 to the Trust's Registration Statement on Form N-1A, filed with the SEC on November 15, 2022.

(F)
Amendment to the Fund Administration Servicing Agreement dated September 13, 2013, on behalf of the Villere Funds is herein incorporated by reference from Post-Effective Amendment No. 545 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on December 13, 2013.

(G)
Amendment to the Fund Administration Servicing Agreement on behalf of the Muzinich Funds is herein incorporated by reference from Post-Effective Amendment No. 446 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on March 12, 2012.

(1)
Amendment to the Fund Administration Servicing Agreement on behalf of the Muzinich Low Duration Fund is herein incorporated by reference from Post-Effective Amendment No. 675 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on June 29, 2016.

(H)
Amendment to the Fund Administration Servicing Agreement dated October 16, 2020, on behalf of the Becker Value Equity Fund is herein incorporated by reference from Post-Effective Amendment No. 809 to the Trust's Registration Statement on Form N-1A, filed with the SEC on February 25, 2021.

(I)
Form of Amendment to the Fund Administration Servicing Agreement dated February __, 2020, on behalf of the Otter Creek Long/Short Opportunity Fund is herein incorporated by reference from Post-Effective Amendment No. 810 to the Trust's Registration Statement on Form N-1A, filed with the SEC on February 25, 2021.

(J)
Amendment to the Fund Administration Servicing Agreement dated March 25, 2013, on behalf of the Portfolio 21 Global Equity Fund is herein incorporated by reference from Post-Effective Amendment No. 590 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 27, 2014.

(K)
Amendment to the Fund Administration Servicing Agreement dated July 13, 2015, on behalf of the Trillium Funds - is herein incorporated by reference from Post-Effective Amendment No. 641 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on July 30, 2015.

(L)
Form of Amendment to the Fund Administration Servicing Agreement on behalf of the Bridges Investment Fund is herein incorporated by reference from Post-Effective Amendment No. 839 to the Trust's Registration Statement on Form N-1A, filed with the SEC on September 30, 2022.

(ii)
Fund Accounting Servicing Agreement dated June 22, 2006, between the Trust and U.S. Bancorp Fund Services, LLC is herein incorporated by reference from Post-Effective Amendment No. 268 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 16, 2006.

(A)
Amendment to the Fund Accounting Servicing Agreement on behalf of the Hodges Fund, the Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund and the Hodges Blue Chip Income Fund is herein incorporated by reference from Post-Effective Amendment No. 680 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on July 28, 2016.

(B)
Amendment dated February 9, 2018 to the Fund Accounting Servicing Agreement dated June 22, 2006, between the Trust, on behalf of the Congress Large Cap Growth Fund, the Congress All Cap Opportunity Fund, the Congress Mid Cap Growth Fund and the Congress Small Cap Growth Fund, and U.S. Bancorp Fund Services, LLC is herein incorporated by reference from Post-Effective Amendment No. 374 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on February 28, 2018.

(C)
Form of Amendment dated August __, 2020 to the Fund Accounting Servicing Agreement dated June 22, 2006, between the Trust, on behalf of the Akre Focus Fund, and U.S. Bancorp Fund Services, LLC is herein incorporated by reference from Post-Effective Amendment No. 803 to the Trust's Registration Statement on Form N-1A, filed with the SEC on November 18, 2020.

(D)
Amendment to the Fund Accounting Servicing Agreement on behalf of the Osterweis Funds is herein incorporated by reference from Post-Effective Amendment No. 688 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on November 29, 2016.

(1)
Amendment to the Fund Accounting Servicing Agreement on behalf of the Osterweis Short Duration Credit Fund and Osterweis Sustainable Credit Fund is herein incorporated by reference from Post-Effective Amendment No. 841 to the Trust's Registration Statement on Form N-1A, filed with the SEC on October 7, 2022.

(E)
Amendment to the Fund Accounting Servicing Agreement on behalf of the Boston Common International Fund and the Boston Common U.S. Equity Fund is herein incorporated by reference from Post-Effective Amendment No. 391 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on December 29, 2010.

(1)
Amendment to the Fund Accounting Servicing Agreement on behalf of the Boston Common ESG Impact Emerging Markets Fund, is herein incorporated by reference from Post-Effective Amendment No. 825 to the Trust's Registration Statement on Form N-1A, filed with the SEC on September 10, 2021.

(2)
Amendment to the Fund Accounting Servicing Agreement on behalf of Boston Common ESG Impact U.S. Value Fund is herein incorporated by reference from Post-Effective Amendment No. 843 to the Trust's Registration Statement on Form N-1A, filed with the SEC on November 15, 2022.

(F)
Amendment to the Fund Accounting Servicing Agreement on behalf of the Villere Balanced Fund is herein incorporated by reference from Post-Effective Amendment No. 432 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on December 20, 2011.

(G)
Amendment to the Fund Accounting Servicing Agreement on behalf of the Muzinich Funds is herein incorporated by reference from Post-Effective Amendment No. 446 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on March 12, 2012.

(1)
Amendment to the Fund Accounting Servicing Agreement on behalf of the Muzinich Low Duration Fund is herein incorporated by reference from Post-Effective Amendment No. 675 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on June 29, 2016.

(H)
Amendment to the Fund Accounting Servicing Agreement dated October 16, 2020, on behalf of the Becker Value Equity Fund is herein incorporated by reference from Post-Effective Amendment No. 809 to the Trust's Registration Statement on Form N-1A, filed with the SEC on February 25, 2021.

(I)
Amendment to the Fund Accounting Servicing Agreement, on behalf of the Villere Funds is herein incorporated by reference from Post-Effective Amendment No. 515 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on May 31, 2013.

(J)
Form of Amendment to the Fund Accounting Servicing Agreement, dated February ___, 2020, on behalf of the Otter Creek Long/Short Opportunity Fund is herein incorporated by reference from Post-Effective Amendment No. 810 to the Trust's Registration Statement on Form N-1A, filed with the SEC on February 25, 2021.

(K)
Amendment to the Fund Accounting Servicing Agreement dated April 4, 2012, on behalf of the Portfolio 21 Global Equity Fund is herein incorporated by reference from Post-Effective Amendment No. 590 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 27, 2014.

(L)
Amendment to the Fund Accounting Servicing Agreement dated July 13, 2015, on behalf of the Trillium Funds - is herein incorporated by reference from Post-Effective Amendment No. 641 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on July 30, 2015.

(M)
Form of Amendment to the Fund Accounting Servicing Agreement on behalf of the Bridges Investment Fund is herein incorporated by reference from Post-Effective Amendment No. 839 to the Trust's Registration Statement on Form N-1A, filed with the SEC on September 30, 2022.

(iii)
Transfer Agent Servicing Agreement dated June 22, 2006, between the Trust and U.S. Bancorp Fund Services, LLC is herein incorporated by reference from Post-Effective Amendment No. 268 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 16, 2006.

(A)
Amendment to the Transfer Agent Servicing Agreement on behalf of the Hodges Fund, the Hodges Small Intrinsic Value Fund, the Hodges Small Cap Fund and the Hodges Blue Chip Equity Income Fund is herein incorporated by reference from Post-Effective Amendment No. 680 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on July 28, 2016.

(B)
Amendment dated February 9, 2018 to the Transfer Agent Servicing Agreement dated June 22, 2006, between the Trust, on behalf of the Congress Large Cap Growth Fund, the Congress All Cap Opportunity Fund, the Congress Mid Cap Growth Fund and the Congress Small Cap Growth Fund, and U.S. Bancorp Fund Services, LLC is herein incorporated by reference from Post-Effective Amendment No. 374 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on February 28, 2018.

(C)
Amendment to the Transfer Agent Servicing Agreement on behalf of the Akre Focus Fund is herein incorporated by reference from Post-Effective Amendment No. 356 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on August 27, 2009.

(1)
Amendment to the Transfer Agent Servicing Agreement on behalf of the Akre Focus Fund is herein incorporated by reference from Post-Effective Amendment No. 803 to the Trust's Registration Statement on Form N-1A, filed with the SEC on November 18, 2020.

(D)
Amendment to the Transfer Agent Servicing Agreement on behalf of the Osterweis Funds is herein incorporated by reference from Post-Effective Amendment No. 688 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on November 29, 2016.

(1)
Amendment to the Transfer Agent Servicing Agreement on behalf of the Osterweis Short Duration Credit Fund and Osterweis Sustainable Credit Fund is herein incorporated by reference from Post-Effective Amendment No. 841 to the Trust's Registration Statement on Form N-1A, filed with the SEC on October 7, 2022.

(E)
Amendment to the Transfer Agent Servicing Agreement on behalf of the Boston Common International Fund and the Boston Common U.S. Equity Fund is herein incorporated by reference from Post-Effective Amendment No. 391 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on December 29, 2010.

(1)
Amendment to the Transfer Agent Servicing Agreement on behalf of the Boston Common ESG Impact Emerging Markets Fund, is herein incorporated by reference from Post-Effective Amendment No. 825 to the Trust's Registration Statement on Form N-1A, filed with the SEC on September 10, 2021.

(2)
Amendment to the Transfer Agent Servicing Agreement on behalf of Boston Common ESG Impact U.S. Value Fund is herein incorporated by reference from Post-Effective Amendment No. 843 to the Trust's Registration Statement on Form N-1A, filed with the SEC on November 15, 2022.

(F)
Amendment to the Transfer Agent Servicing Agreement on behalf of the Villere Balanced Fund is herein incorporated by reference from Post-Effective Amendment No. 432 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on December 20, 2011.

(G)
Amendment to the Transfer Agent Servicing Agreement on behalf of the Muzinich Funds is herein incorporated by reference from Post-Effective Amendment No. 446 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on March 12, 2012.

(1)
Amendment to the Transfer Agent Servicing Agreement on behalf of the Muzinich Low Duration Fund is herein incorporated by reference from Post-Effective Amendment No. 675 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on June 29, 2016.

(H)
Amendment to the Transfer Agent Servicing Agreement dated October 16, 2020, on behalf of the Becker Value Equity Fund is herein incorporated by reference from Post-Effective Amendment No. 809 to the Trust's Registration Statement on Form N-1A, filed with the SEC on February 25, 2021.

(I)
Amendment to the Transfer Agent Servicing Agreement, on behalf of the Villere Funds is herein incorporated by reference from Post-Effective Amendment No. 515 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on May 31, 2013.

(J)
Form of Amendment to the Transfer Agent Servicing Agreement, dated February ___, 2020 on behalf of the Otter Creek Long/Short Opportunity Fund is herein incorporated by reference from Post-Effective Amendment No. 810 to the Trust's Registration Statement on Form N-1A, filed with the SEC on February 25, 2021.

(K)
Amendment to the Transfer Agent Servicing Agreement dated November 16, 2009, on behalf of the Portfolio 21 Global Equity Fund is herein incorporated by reference from Post-Effective Amendment No. 590 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 27, 2014.

(L)
Amendment to the Transfer Agent Servicing Agreement dated July 13, 2015, on behalf of the Trillium Funds - is herein incorporated by reference from Post-Effective Amendment No. 641 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on July 30, 2015.

(M)
Form of Amendment to the Transfer Agent Servicing Agreement on behalf of the Bridges Investment Fund is herein incorporated by reference from Post-Effective Amendment No. 839 to the Trust's Registration Statement on Form N-1A, filed with the SEC on September 30, 2022.

(iv)
Operating Expenses Limitation Agreement dated October 31, 2011, between the Trust, on behalf of the series of the Trust listed on Appendix A which may be amended from time to time (each “Fund”), and the Advisor of the Funds, Hodges Capital Management, Inc. is herein incorporated by reference from Post-Effective Amendment No. 585 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on July 29, 2014.

(A)
Operating Expenses Limitation Agreement dated September 1, 2020, between the Trust, on behalf of the Hodge Blue Chip Equity Income Fund and the Hodges Small Intrinsic Value Fund (each “Fund”), and the Advisor of the Funds, Hodges Capital Management, Inc. is herein incorporated by reference from Post-Effective Amendment No. 821 to the Trust's Registration Statement on Form N-1A, filed with the SEC on July 28, 2021.

(B)
Operating Expenses Limitation Agreement dated September 1, 2021, between the Trust, on behalf of the Hodges Fund and Hodges Small Cap Fund (each "Fund"), and the Advisor of the Funds, Hodges Capital Management, Inc. is herein incorporated by reference from Post-Effective Amendment No. 821 to the Trust's Registration Statement on Form N-1A, filed with the SEC on July 28, 2021.

(v)
Operating Expenses Limitation Agreement dated January 1, 2016, between the Trust, on behalf of the Osterweis Institutional Equity Fund, and Osterweis Capital Management, LLC is herein incorporated by reference from Post-Effective Amendment No. 688 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on November 29, 2016.

(A)
Amendment to Appendix A dated June 21, 2019 of the Operating Expenses Limitation Agreement dated January 1, 2016 between the Trust, on behalf of the Osterweis Emerging Opportunity Fund, Osterweis Total Return Fund, and Osterweis Capital Management, LLC is herein incorporated by reference from Post-Effective Amendment No. 765 to the Trust's Registration Statement on Form N-1A, filed with the SEC on June 28, 2019.

(B)
Amendment to the Operating Expenses Limitation Agreement on behalf of the Osterweis Short Duration Credit Fund and Osterweis Sustainable Credit Fund is herein incorporated by reference from Post-Effective Amendment No. 841 to the Trust's Registration Statement on Form N-1A, filed with the SEC on October 7, 2022.

(vi)
Operating Expenses Limitation Agreement dated August 7, 2002, between the Trust, on behalf of the Villere Balanced Fund, and St. Denis J. Villere & Company, LLC is herein incorporated by reference from Post-Effective Amendment No. 160 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on December 16, 2003.

(vii)
Operating Expenses Limitation Agreement dated February 28, 2021, between the Trust, on behalf of the Congress Large Cap Growth Fund, Congress Mid Cap Growth Fund, Congress Small Cap Growth Fund, and Congress Asset Management Company is herein incorporated by reference from Post-Effective Amendment No. 811 to the Trust's Registration Statement on Form N-1A, filed with the SEC on February 26, 2021.

(viii)
Operating Expenses Limitation Agreement dated November 28, 2020, between the Trust, on behalf of the Akre Focus Fund, and Akre Capital Management, LLC is herein incorporated by reference from Post-Effective Amendment No. 844 to the Trust's Registration Statement on Form N-1A, filed with the SEC on November 18, 2022.

(A)
Revised Shareholder Servicing Plan dated August 17-18, 2015, adopted by the Trust, on behalf of the Akre Focus is herein incorporated by reference from Post-Effective Amendment No. 722 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on November 17, 2017.

(ix)
Operating Expenses Limitation Agreement dated October 31, 2016, between the Trust, on behalf of the Boston Common International Fund and the Boston Common U.S. Equity Fund, and Boston Common Asset Management, LLC is herein incorporated by reference from Post-Effective Amendment No. 696 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on January 30, 2017.

(A)
Amended Appendix A dated January 31, 2013, of the Operating Expenses Limitation Agreement dated December 29, 2010, between the Trust, on behalf of the Boston Common International Fund and the Boston Common U.S. Equity Fund, and Boston Common Asset Management is herein incorporated by reference from Post-Effective Amendment No. 488 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on January 25, 2013.

(B)
Amended Appendix A dated September 1, 2021, of the Operating Expenses Limitation Agreement dated December 29, 2010, between the Trust, on behalf of the Boston Common ESG Impact Emerging Markets Fund, and Boston Common Asset Management, is herein incorporated by reference from Post-Effective Amendment No. 825 to the Trust's Registration Statement on Form N-1A, filed with the SEC on September 10, 2021.

(C)
Form of Amended Appendix A dated _______, 2023, of the Operating Expenses Limitation Agreement dated December 29, 2010, between the Trust, on behalf of the Boston Common ESG Impact U.S. Value Fund, and Boston Common Asset Management, is herein incorporated by reference from Post-Effective Amendment No. 849 to the Trust's Registration Statement on Form N-1A, filed with the SEC on January 27, 2023.

(x)
Amended and Restated Operating Expenses Limitation Agreement dated April 30, 2021, between the Trust, on behalf of the Muzinich Funds, and Muzinich & Co., Inc. is herein incorporated by reference from Post-Effective Amendment No. 815 to the Trust's Registration Statement on Form N-1A, filed with the SEC on April 30, 2021.

(A)
Shareholder Servicing Plan adopted by the Trust, on behalf of the Muzinich Funds is herein incorporated by reference from Post-Effective Amendment No. 446 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on March 12, 2012.

(B)
Revised Appendix A dated December 27, 2019 of the Operating Expenses Limitation Agreement dated March 12, 2012, between the Trust, on behalf of the Muzinich Funds, and Muzinich & Co., Inc., is herein incorporated by reference from Post-Effective Amendment No. 790 to the Trust's Registration Statement on Form N-1A, filed with the SEC on April 29, 2020.

(C)
Revised Schedule A dated December 27, 2019 of the Shareholder Servicing Plan adopted by the Trust on behalf of the Muzinich Funds, is herein incorporated by reference from Post-Effective Amendment No. 790 to the Trust's Registration Statement on Form N-1A, filed with the SEC on April 29, 2020.

(xi)
Operating Expenses Limitation Agreement dated February 28, 2021, between the Trust, on behalf of the Becker Value Equity Fund, and Becker Capital Management, Inc. is herein incorporated by reference from Post-Effective Amendment No. 809 to the Trust's Registration Statement on Form N-1A, filed with the SEC on February 25, 2021.

(A)
Shareholder Servicing Plan adopted by the Trust, on behalf of the Becker Value Equity Fund is herein incorporated by reference from Post-Effective Amendment No. 660 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on February 26, 2016.

(xii)
Operating Expenses Limitation Agreement, between the Trust, on behalf of the Villere Equity Fund, and St. Denis J. Villere & Co., Inc. is herein incorporated by reference from Post-Effective Amendment No. 515 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on May 31, 2013.

(xiii)
Operating Expenses Limitation Agreement dated February 28, 2021 between the Trust, on behalf of the Otter Creek Long/Short Opportunity Fund is herein incorporated by reference from Post-Effective Amendment No. 810 to the Trust's Registration Statement on Form N-1A, filed with the SEC on February 25, 2021.

(xiv)
Operating Expenses Limitation Agreement dated October 31, 2020, between the Trust, on behalf of the Trillium Funds, and Trillium Asset Management, LLC is herein incorporated by reference from Post-Effective Amendment No. 802 to the Trust's Registration Statement on Form N-1A, filed with the SEC on October 29, 2020.

(A)
Shareholder Servicing Plan adopted by the Trust, on behalf of the Trillium Funds is herein incorporated by reference from Post-Effective Amendment No. 641 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on July 30, 2015.

(xv)
Operating Expenses Limitation Agreement between the Trust, on behalf of the Bridges Investment Fund and Bridges Investment Management, Inc. is herein incorporated by reference from Post-Effective Amendment No. 847 to the Trust's Registration Statement on Form N-1A, filed with the SEC on January 3, 2023.

(xvi)
Form of Securities Lending Agreement between the Trust, on behalf of the Trillium Funds, and U.S. Bank National Association is herein incorporated by reference from Post-Effective Amendment No. 826 to the Trust's Registration Statement on Form N-1A, filed with the SEC on October 29, 2021.

(A)
Amendment to Securities Lending Agreement dated December 31, 2020, between the Trust, on behalf of the Trillium Funds, and U.S. Bank National Association is herein incorporated by reference from Post-Effective Amendment No. 826 to the Trust's Registration Statement on Form N-1A, filed with the SEC on October 29, 2021.

(xvii)
Securities Lending Agreement between the Trust, on behalf of the Akre Focus Fund, and U.S. Bank National Association is herein incorporated by reference from Post-Effective Amendment No. 827 to the Trust's Registration Statement on Form N-1A, filed with the SEC on November 17, 2021.

(A)
Amendment to Securities Lending Agreement dated October 15, 2020, between the Trust, on behalf of the Akre Focus Fund, and U.S. Bank National Association is herein incorporated by reference from Post-Effective Amendment No. 827 to the Trust's Registration Statement on Form N-1A, filed with the SEC on November 17, 2021.

(xviii)
Securities Lending Agreement between the Trust, on behalf of the Villere Funds, and U.S. Bank National Association is herein incorporated by reference from Post-Effective Amendment No. 828 to the Trust's Registration Statement on Form N-1A, filed with the SEC on December 16, 2021.

(A)
Amendment to Securities Lending Agreement dated October 20, 2020, between the Trust, on behalf of the Villere Funds, and U.S. Bank National Association is herein incorporated by reference from Post-Effective Amendment No. 828 to the Trust's Registration Statement on Form N-1A, filed with the SEC on December 16, 2021.

(i)		Legal Opinions
(i)
Opinion and Consent of Counsel dated July 22, 1999, by Paul Hastings LLP for the Hodges Fund is herein incorporated by reference from Post-Effective Amendment No. 75 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on July 26, 1999.

(A)
Opinion and Consent of Counsel dated December 18, 2007, by Goodwin Procter LLP for the Hodges Small Cap Fund is herein incorporated by reference from Post-Effective Amendment No. 300 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on December 18, 2007.

(ii)
Opinion and Consent of Counsel dated July 22, 1999, by Paul Hastings LLP for the Osterweis Fund is herein incorporated by reference from Post-Effective Amendment No. 74 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on July 26, 1999.

(A)
Opinion and Consent of Counsel dated August 21, 2002, by Paul Hastings LLP for The Osterweis Strategic Income Fund is herein incorporated by reference from Post-Effective Amendment No. 142 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on August 22, 2002.

(iii)
Opinion and Consent of Counsel dated December 19, 2000, by Paul Hastings LLP for the Portfolio 21 Global Equity Fund is herein incorporated by reference from Post-Effective Amendment No. 110 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on December 20, 2000.

(iv)
Opinion and Consent of Counsel dated June 5, 2002, by Paul Hastings LLP for the Villere Balanced Fund is herein incorporated by reference from Post-Effective Amendment No. 130 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on June 7, 2002.

(v)
Opinion of Counsel dated March 31, 2009, by Paul Hastings LLP for the Congress Large Cap Growth Fund is herein incorporated by reference from Post-Effective Amendment No. 339 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on March 31, 2009.

(A)
Consent of Counsel dated March 31, 2009, by Paul Hastings LLP for the Congress Large Cap Growth Fund is herein incorporated by reference from Post-Effective Amendment No. 339 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on March 31, 2009.

(B)
Opinion of Counsel dated October 30, 2012, by Sullivan & Worcester LLP for the Congress All Cap Opportunity Fund and the Congress Mid Cap Growth Fund is herein incorporated by reference from Post-Effective Amendment No. 475 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 31, 2012.

(C)
Consent of Counsel dated October 30, 2012, by Paul Hastings LLP for the Congress All Cap Opportunity Fund and the Congress Mid Cap Growth Fund is herein incorporated by reference from Post-Effective Amendment No. 475 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 31, 2012.

(D)
Opinion and Consent dated June 21, 2017, by Sullivan & Worcester LLP for the Congress Small Cap Growth Fund is herein incorporated by reference from Post-Effective Amendment No. 710 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on June 21, 2017.

(1)
Consent of Counsel dated June 21, 2017, by Schiff Hardin LLP for the Congress Small Cap Growth Fund is herein incorporated by reference from Post-Effective Amendment No. 710 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on June 21, 2017.

(vi)
Opinion of Counsel dated August 31, 2009, by Paul Hastings LLP for the Hodges Blue Chip 25 Fund and the Hodges Equity Income Fund is herein incorporated by reference from Post-Effective Amendment No. 358 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on August 31, 2009.

(A)
Consent of Counsel dated August 31, 2009, by Paul Hastings LLP for the Hodges Blue Chip 25 Fund and the Hodges Equity Income Fund is herein incorporated by reference from Post-Effective Amendment No. 358 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on August 31, 2009.

(vii)
Opinion of Counsel dated August 27, 2009, by Paul Hastings LLP for the Akre Focus Fund is herein incorporated by reference from Post-Effective Amendment No. 356 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on August 27, 2009.

(A)
Consent of Counsel dated August 27, 2009, by Paul Hastings LLP for the Akre Focus Fund is herein incorporated by reference from Post-Effective Amendment No. 356 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on August 27, 2009.

(B)
Opinion of Counsel dated August 31, 2009, by Sullivan & Worcester LLP for the Akre Focus Fund is herein incorporated by reference from Post-Effective Amendment No. 359 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on September 11, 2009.

(viii)
Opinion of Counsel dated August 31, 2010, by Sullivan & Worcester LLP for the Osterweis Strategic Investment Fund is herein incorporated by reference from Post-Effective Amendment No. 384 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on August 31, 2010.

(A)
Consent of Counsel dated August 31, 2010, by Paul Hastings LLP for the Osterweis Strategic Investment Fund is herein incorporated by reference from Post-Effective Amendment No. 384 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on August 31, 2010.

(ix)
Opinion of Counsel dated December 29, 2010, by Sullivan & Worcester LLP for the Boston Common International Fund and the Boston Common U.S. Equity Fund is herein incorporated by reference from Post-Effective Amendment No. 391 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on December 29, 2010.

(A)
Consent of Counsel dated December 29, 2010, by Paul Hastings LLP for the Boston Common International Fund and the Boston Common U.S. Equity Fund is herein incorporated by reference from Post-Effective Amendment No. 391 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on December 29, 2010.

(B)
Opinion and Consent of Counsel dated September 10, 2021, by Sullivan & Worcester LLP for the Boston Common ESG Impact Emerging Markets Fund, is herein incorporated by reference from Post-Effective Amendment No. 825 to the Trust's Registration Statement on Form N-1A, filed with the SEC on September 10, 2021.

(x)
Opinion of Counsel dated March 12, 2012, by Sullivan & Worcester LLP for the Muzinich Funds is herein incorporated by reference from Post-Effective Amendment No. 446 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on March 12, 2012.

(A)
Consent of Counsel dated March 12, 2012, by Paul Hastings LLP for the Muzinich Funds is herein incorporated by reference from Post-Effective Amendment No. 446 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on March 12, 2012.

(B)
Opinion of Counsel dated June 29, 2016, by Sullivan & Worcester LLP for the Muzinich Low Duration Fund is herein incorporated by reference from Post-Effective Amendment No. 675 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on June 29, 2016.

(C)
Consent of Counsel dated June 29, 2016, by Schiff Hardin LLP for the Muzinich Low Duration Fund is herein incorporated by reference from Post-Effective Amendment No. 675 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on June 29, 2016.

(xi)
Opinion of Counsel dated August 24, 2012, by Sullivan & Worcester LLP for the Becker Value Equity Fund is herein incorporated by reference from Post-Effective Amendment No. 471 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on August 27, 2012.

(A)
Consent of Counsel dated August 24, 2012 by Paul Hastings LLP for the Becker Value Equity Fund is herein incorporated by reference from Post-Effective Amendment No. 471 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on August 27, 2012.

(xii)
Opinion of Counsel dated May 31, 2013, by Sullivan & Worcester LLP for the Villere Equity Fund is herein incorporated by reference from Post-Effective Amendment No. 515 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on May 31, 2013.

(A)
Consent of Counsel dated May 31, 2013, by Paul Hastings LLP for the Villere Equity Fund is herein incorporated by reference from Post-Effective Amendment No. 515 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on May 31, 2013.

(xiii)
Opinion of Counsel dated December 17, 2013, by Sullivan & Worcester LLP for the Hodges Small Intrinsic Value Fund is herein incorporated by reference from Post-Effective Amendment No. 546 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on December 17, 2013.

(A)
Consent of Counsel dated December 17, 2013, by Paul Hastings LLP for the Hodges Small Intrinsic Value Fund is herein incorporated by reference from Post-Effective Amendment No. 546 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on December 17, 2013.

(xiv)
Opinion of Counsel dated December 24, 2013, by Sullivan & Worcester LLP for the Otter Creek Long/Short Opportunity Fund is herein incorporated by reference from Post-Effective Amendment No. 547 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on December 24, 2013.

(A)
Consent of Counsel dated December 24, 2013, by Paul Hastings LLP for the Otter Creek Long/Short Opportunity Fund is herein incorporated by reference from Post-Effective Amendment No. 547 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on December 24, 2013.

(xv)
Consent of Counsel dated November 28, 2016 by Schiff Hardin LLP for the Osterweis Emerging Opportunity Fund is herein incorporated by reference from Post-Effective Amendment No. 688 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on November 29, 2016.

(A)
Opinion of Counsel dated December 20, 2016 by Sullivan & Worcester LLP for the Osterweis Total Return Fund is herein incorporated by reference from Post-Effective Amendment No. 692 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on December 20, 2016.

(xvi)
Consent of Counsel dated December 20, 2016 by Schiff Hardin LLP for the Osterweis Total Return Fund is herein incorporated by reference from Post-Effective Amendment No. 692 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on December 20, 2016.

(xvii)
Opinion of Counsel by Sullivan & Worcester LLP for the Osterweis Short Duration Credit Fund and Osterweis Sustainable Credit Fund is herein incorporated by reference from Post-Effective Amendment No. 841 to the Trust's Registration Statement on Form N-1A, filed with the SEC on October 7, 2022.

(xviii)
Opinion of Counsel by Sullivan & Worcester LLP for the Bridges Investment Fund is herein incorporated by reference from Post-Effective Amendment No. 847 to the Trust's Registration Statement on Form N-1A, filed with the SEC on January 3, 2023.

(xix)
Opinion of Counsel by Sullivan & Worcester LLP for the Boston Common ESG Impact U.S. Value Fund is herein incorporated by reference from Post-Effective Amendment No. 849 to the Trust's Registration Statement on Form N-1A, filed with the SEC on January 27, 2023.

(j)	(i)
Consent of Independent Registered Public Accounting Firm Tait, Weller & Baker LLP for Villere Balanced Fund and Villere Equity Fund is herein incorporated by reference from Post-Effective Amendment No. 846 to the Trust's Registration Statement on Form N-1A, filed with the SEC on December 16, 2022.

(ii)
Consent of Independent Registered Public Accounting Firm Cohen & Co., Ltd. for Bridges Investment Fund is herein incorporated by reference from Post-Effective Amendment No. 853 to the Trust's Registration Statement on Form N-1A, filed with the SEC on April 27, 2023.

(iii)
Consent of Independent Registered Public Accounting Firm Cohen & Co., Ltd. for Zeo Short Duration Fund and Zeo Sustainable Credit Fund is herein incorporated by reference from Post-Effective Amendment No. 841 to the Trust's Registration Statement on Form N-1A, filed with the SEC on October 7, 2022.

(iv)
Consent of Independent Registered Public Accounting Firm Tait, Weller & Baker LLP for the Boston Common Funds is herein incorporated by reference from Post-Effective Amendment No. 849 to the Trust's Registration Statement on Form N-1A filed with the SEC on January 27, 2023.

(v)
Consent of Independent Registered Public Accounting Firm Tait, Weller & Baker LLP for Otter Creek Long Short Opportunity Fund is herein incorporated by reference from Post-Effective Amendment No. 850 to the Trust's Registration Statement on Form N-1A filed with the SEC on February 23, 2023.

(vi)
Consent of Independent Registered Public Accounting Firm Tait, Weller & Baker LLP for the Congress Funds is herein incorporated by reference from Post-Effective Amendment No. 851 to the Trust's Registration Statement on Form N-1A filed with the SEC on February 24, 2023.

(vii)
Consent of Independent Registered Public Accounting Firm Tait, Weller & Baker LLP for Becker Value Equity Fund is herein incorporated by reference from Post-Effective Amendment No. 852 to the Trust's Registration Statement on Form N-1A, filed with the SEC on February 28, 2023.

	(viii)	Consent of Independent Registered Public Accounting Firm Tait, Weller & Baker LLP for the Muzinich Funds - filed herewith.
(ix)
Power of Attorney for Kathleen T. Barr dated January 1, 2022, is herein incorporated by reference from Post-Effective Amendment No. 829 to the Trust's Registration Statement on Form N-1A, filed with the SEC on January 26, 2022.

(x)
Power of Attorney for Eric Falkeis dated January 1, 2022, is herein incorporated by reference from Post-Effective Amendment No. 829 to the Trust's Registration Statement on Form N-1A, filed with the SEC on January 26, 2022.

(xi)
Power of Attorney for Steve Paggioli dated January 1, 2022, is herein incorporated by reference from Post-Effective Amendment No. 829 to the Trust's Registration Statement on Form N-1A, filed with the SEC on January 26, 2022.

(xii)
Power of Attorney for Ashi S. Parikh dated January 1, 2022, is herein incorporated by reference from Post-Effective Amendment No. 829 to the Trust's Registration Statement on Form N-1A, filed with the SEC on January 26, 2022.

(xiii)
Power of Attorney for Cynthia M. Fornelli dated January 1, 2022, is herein incorporated by reference from Post-Effective Amendment No. 829 to the Trust's Registration Statement on Form N-1A, filed with the SEC on January 26, 2022.

(xiv)
Power of Attorney for Craig Benton dated January 1, 2022, is herein incorporated by reference from Post-Effective Amendment No. 829 to the Trust's Registration Statement on Form N-1A, filed with the SEC on January 26, 2022.

(xv)
Power of Attorney for Jason F. Hadler dated September 1, 2021, is herein incorporated by reference from Post-Effective Amendment No. 825 to the Trust's Registration Statement on Form N-1A, filed with the SEC on September 10, 2021.

(k)		Omitted Financial Statements - None.
(l)		Initial Capital Agreements - None.

(m)	(i)
Amended and Restated Rule 12b-1 Distribution Plan adopted by the Trust on behalf of the Hodges Fund is herein incorporated by reference from Post-Effective Amendment No. 288 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on July 23, 2007.

(A)
Rule 12b-1 Distribution Plan adopted by the Trust on behalf of the Hodges Small Cap Fund is herein incorporated by reference from Post-Effective Amendment No. 300 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on December 18, 2007.

(B)
Rule 12b-1 Distribution and Shareholder Servicing Plan adopted by the Trust, on behalf of the Hodges Blue Chip 25 Fund and the Hodges Equity Income Fund is herein incorporated by reference from Post-Effective Amendment No. 358 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on August 31, 2009.

(ii)
Rule 12b-1 Distribution Plan adopted by the Trust on behalf of the Portfolio 21 Global Equity Fund is herein incorporated by reference from Post-Effective Amendment No. 24 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on January 16, 1996.

(iii)
Rule 12b-1 Distribution and Shareholder Servicing Plan adopted by the Trust on behalf of the Congress Large Cap Growth Fund, Congress All Cap Opportunity Fund, Congress Mid Cap Growth Fund and Congress Small Cap Growth Fund is herein incorporated by reference from Post-Effective Amendment No. 710 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on June 21, 2017.

(iv)
Rule 12b-1 Distribution and Shareholder Servicing Plan adopted by the Trust, on behalf of the Akre Focus Fund is herein incorporated by reference from Post-Effective Amendment No. 356 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on August 27, 2009.

(v)
Rule 12b-1 Distribution Plan adopted by the Trust and revised on May 23, 2016, on behalf of the Muzinich Funds is herein incorporated by reference from Post-Effective Amendment No. 675 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on June 29, 2016.

(A)
Revised Schedule A to the Rule 12b-1 Distribution Plan on behalf of the Muzinich Funds dated December 27, 2019 is herein incorporated by reference from Post-Effective Amendment No. 790 to the Trust's Registration Statement on Form N-1A, filed with the SEC on April 29, 2020.

(vi)
Rule 12b-1 Distribution Plan adopted by the Trust, on behalf of the Otter Creek Long/Short Opportunity is herein incorporated by reference from Post-Effective Amendment No. 613 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on February 27, 2015.

(vii)
Rule 12b-1 Distribution Plan adopted by the Trust, on behalf of the Trillium Funds is herein incorporated by reference from Post-Effective Amendment No. 641 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on July 30, 2015.

(n)	(i)
Rule 18f-3 Plan dated August 14, 2008, adopted by the Trust on behalf of the Hodges Fund and the Hodges Small Cap Fund is herein incorporated by reference from Post-Effective Amendment No. 324 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on September 30, 2008.

(ii)
Rule 18f-3 Plan dated March 1, 2007, adopted by the Trust on behalf of the Portfolio 21 Global Equity Fund is herein incorporated by reference from Post-Effective Amendment No. 281 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on February 28, 2007.

(iii)
Revised Rule 18f-3 Plan dated November 15-16, 2018, adopted by the Trust on behalf of the Akre Focus Fund is herein incorporated by reference from Post-Effective Amendment No. 749 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on November 16. 2018.

(iv)
Rule 18f-3 Plan dated April 30, 2010 and revised August 14, 2012, adopted by the Trust on behalf of the Congress Large Cap Growth Fund, the Congress All Cap Opportunity Fund and the Congress Mid Cap Growth Fund is herein incorporated by reference from Post-Effective Amendment No. 475 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 31, 2012.

(A)
Amended Appendix A to the Multiple Class Plan adopted by the Trust pursuant to Rule 18f-3 on behalf of the Congress Large Cap Growth Fund, Congress All Cap Opportunity Fund, Congress Mid Cap Growth Fund and Congress Small Cap Growth Fund is herein incorporated by reference from Post-Effective Amendment No. 710 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on June 21, 2017.

(v)
Rule 18f-3 Plan dated March 12, 2012 and revised on May 30, 2018, adopted by the Trust on behalf of the Muzinich Funds is herein incorporated by reference from Post-Effective Amendment No. 763 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on April 30, 2019.

(A)
Revised Appendix A to Rule 18f-3 Plan on behalf of the Muzinich Funds dated December 27, 2019 is herein incorporated by reference from Post-Effective Amendment No. 790 to the Trust's Registration Statement on Form N-1A, filed with the SEC on April 29, 2020.

(vi)
Rule 18f-3 Plan adopted by the Trust on behalf of the Becker Value Equity Fund is herein incorporated by reference from Post-Effective Amendment No. 471 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on August 27, 2012.

(vii)
Rule 18f-3 Plan dated November 18, 2014, adopted by the Trust on behalf of the Otter Creek Long/Short Opportunity Fund is herein incorporated by reference from Post-Effective Amendment No. 613 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on February 27, 2015.

(viii)
Rule 18f-3 Plan dated November 18, 2014, adopted by the Trust on behalf of the Trillium Funds - is herein incorporated by reference from Post-Effective Amendment No. 641 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on July 30, 2015.

(o)		Reserved.
(p)	(i)
Code of Ethics for Hodges Capital Management, Inc. and First Dallas Securities Inc. as Amended and Restated January, 2014 is herein incorporated by reference from Post-Effective Amendment No. 640 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on July 28, 2015.

(ii)
Code of Ethics for Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC is herein incorporated by reference from Post-Effective Amendment No. 711 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on June 30, 2017.

(iii)
Code of Ethics for Trillium Asset Management, LLC is herein incorporated by reference from Post-Effective Amendment No. 685 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 28, 2016.

(iv)
Code of Ethics for St. Denis J. Villere & Company, LLC (revised 2017) is herein incorporated by reference from Post-Effective Amendment No. 725 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on December 18, 2017.

(v)
Revised Code of Ethics for Congress Asset Management, updated March 2022 is herein incorporated by reference from Post-Effective Amendment No. 851 to the Trust's Registration Statement on Form N-1A, filed with the SEC on February 24, 2023.

(vi)
Revised Code of Ethics for Akre Capital Management, LLC dated July 28, 2014 is herein incorporated by reference from Post-Effective Amendment No. 595 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on November 21, 2014.

(vii)
Code of Ethics for Boston Common Asset Management, LLC is herein incorporated by reference from Post-Effective Amendment No. 729 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on January 29, 2018.

(viii)
Code of Ethics for the Distributor, Quasar Distributors, LLC is herein incorporated by reference from Post-Effective Amendment No. 568 to the Trust’s Registration Statement on Form N‑1A, filed with the SEC on March 25, 2014.

	(ix)	Code of Ethics for Muzinich & Co., Inc. - filed herewith.
(x)
Code of Ethics for Becker Capital Management, Inc., updated January 1, 2021 is herein incorporated by reference from Post-Effective Amendment No. 809 to the Trust's Registration Statement on Form N-1A, filed with the SEC on February 25, 2021.

(xi)
Revised Code of Ethics for the Trust (Professionally Managed Portfolios), is herein incorporated by reference from Post-Effective Amendment No. 829 to the Trust's Registration Statement on Form N-1A, filed with the SEC on January 26, 2022.

(xii)
Revised Code of Ethics for St. Denis J. Villere & Company, LLC is herein incorporated by reference from Post-Effective Amendment No. 545 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on December 13, 2013.

(xiii)
Code of Ethics for Otter Creek Management, Inc. and Otter Creek Advisors, LLC, updated July 2020 is herein incorporated by reference from Post-Effective Amendment No. 810 to the Trust's Registration Statement on Form N-1A, filed with the SEC on February 25, 2021.

(xiv)
Code of Ethics for Trillium Asset Management, LLC - is herein incorporated by reference from Post-Effective Amendment No. 641 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on July 30, 2015.

(xv)
Code of Ethics for Bridges Investment Management, Inc. is herein incorporated by reference from Post-Effective Amendment No. 847 to the Trust's Registration Statement on Form N-1A, filed with the SEC on January 3, 2023.

Item 29. Persons Controlled by or Under Common Control with Registrant

    No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30. Indemnification

Reference is made to Article VII of the Registrant’s Declaration of Trust (previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on December 29, 1995), Article VI of Registrant’s Amended and Restated Bylaws (previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 18, 2003), and Paragraph 6 of the Distribution Agreement (previously filed with the Registration Statement on Form N-1A (File No. 33-12213 on June 15, 2009). With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, director, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust. With respect to the distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Funds' Registration Statement, reports to shareholders or advertising and sales literature.

    Pursuant to Rule 484 under the Securities Act of 1933, as amended, (the “1933 Act”) the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”

Item 31. Business and Other Connections of Investment Adviser

    With respect to the Advisers, the response to this Item will be incorporated by reference to the Advisers’ Uniform Applications for Investment Adviser Registration (“Form ADV”) on file with the SEC. Each Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32. Principal Underwriter.

(a)    Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

1.American Trust Allegiance Fund, Series of Advisors Series Trust
2.Capital Advisors Growth Fund, Series of Advisors Series Trust
3.Chase Growth Fund, Series of Advisors Series Trust
4.Davidson Multi Cap Equity Fund, Series of Advisors Series Trust
5.Edgar Lomax Value Fund, Series of Advisors Series Trust
6.First Sentier American Listed Infrastructure Fund, Series of Advisors Series Trust
7.First Sentier Global Listed Infrastructure Fund, Series of Advisors Series Trust
8.Fort Pitt Capital Total Return Fund, Series of Advisors Series Trust
9.Huber Large Cap Value Fund, Series of Advisors Series Trust
10.Huber Mid Cap Value Fund, Series of Advisors Series Trust
11.Huber Select Large Cap Value Fund, Series of Advisors Series Trust
12.Huber Small Cap Value Fund, Series of Advisors Series Trust
13.Logan Capital Broad Innovative Growth ETF, Series of Advisors Series Trust
14.O'Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
15.PIA BBB Bond Fund, Series of Advisors Series Trust
16.PIA High Yield Fund, Series of Advisors Series Trust
17.PIA High Yield (MACS) Fund, Series of Advisors Series Trust
18.PIA MBS Bond Fund, Series of Advisors Series Trust
19.PIA Short-Term Securities Fund, Series of Advisors Series Trust
20.Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
21.Poplar Forest Partners Fund, Series of Advisors Series Trust
22.Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
23.Pzena International Small Cap Value Fund, Series of Advisors Series Trust
24.Pzena International Value Fund, Series of Advisors Series Trust
25.Pzena Mid Cap Value Fund, Series of Advisors Series Trust
26.Pzena Small Cap Value Fund, Series of Advisors Series Trust
27.Reverb ETF, Series of Advisors Series Trust
28.Scharf Fund, Series of Advisors Series Trust
29.Scharf Global Opportunity Fund, Series of Advisors Series Trust
30.Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
31.Semper MBS Total Return Fund, Series of Advisors Series Trust
32.Semper Short Duration Fund, Series of Advisors Series Trust
33.Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust

34.Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
35.VegTech Plant-based Innovation & Climate ETF, Series of Advisors Series Trust
36.The Aegis Funds
37.Allied Asset Advisors Funds
38.Angel Oak Funds Trust
39.Angel Oak Strategic Credit Fund
40.Barrett Opportunity Fund, Inc.
41.Brookfield Investment Funds
42.Buffalo Funds
43.Cushing® Mutual Funds Trust
44.DoubleLine Funds Trust
45.EA Series Trust (f/k/a Alpha Architect ETF Trust)
46.Ecofin Tax-Advantaged Social Impact Fund, Inc.
47.AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF, Series of ETF Series Solutions
48.AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
49.AAM S&P 500 Emerging Markets High Dividend Value ETF, Series of ETF Series Solutions
50.AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions
51.AAM S&P Developed Markets High Dividend Value ETF, Series of ETF Series Solutions
52.AAM Transformers ETF, Series of ETF Series Solutions
53.AlphaMark Actively Managed Small Cap ETF, Series of ETF Series Solutions
54.Aptus Collared Income Opportunity ETF, Series of ETF Series Solutions
55.Aptus Defined Risk ETF, Series of ETF Series Solutions
56.Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
57.Aptus Enhanced Yield ETF, Series of ETF Series Solutions
58.Blue Horizon BNE ETF, Series of ETF Series Solutions
59.BTD Capital Fund, Series of ETF Series Solutions
60.Carbon Strategy ETF, Series of ETF Series Solutions
61.Cboe Vest 10 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
62.ClearShares OCIO ETF, Series of ETF Series Solutions
63.ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions
64.ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
65.Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions
66.Distillate Small/Mid Cash Flow ETF, Series of ETF Series Solutions
67.Distillate U.S. Fundamental Stability & Value ETF, Series of ETF Series Solutions
68.ETFB Green SRI REITs ETF, Series of ETF Series Solutions
69.Hoya Capital High Dividend Yield ETF, Series of ETF Series Solutions
70.Hoya Capital Housing ETF, Series of ETF Series Solutions
71.iBET Sports Betting & Gaming ETF, Series of ETF Series Solutions
72.International Drawdown Managed Equity ETF, Series of ETF Series Solutions
73.LHA Market State Alpha Seeker ETF, Series of ETF Series Solutions
74.LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
75.LHA Market State Tactical Q ETF, Series of ETF Series Solutions
76.Loncar Cancer Immunotherapy ETF, Series of ETF Series Solutions
77.Loncar China BioPharma ETF, Series of ETF Series Solutions
78.McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions
79.Nationwide Dow Jones® Risk-Managed Income ETF, Series of ETF Series Solutions
80.Nationwide Nasdaq-100 Risk-Managed Income ETF, Series of ETF Series Solutions
81.Nationwide Russell 2000® Risk-Managed Income ETF, Series of ETF Series Solutions
82.Nationwide S&P 500® Risk-Managed Income ETF, Series of ETF Series Solutions
83.NETLease Corporate Real Estate ETF, Series of ETF Series Solutions
84.Opus Small Cap Value ETF, Series of ETF Series Solutions
85.PSYK ETF, Series of ETF Series Solutions
86.Roundhill Acquirers Deep Value ETF, Series of ETF Series Solutions
87.The Acquirers Fund, Series of ETF Series Solutions
88.U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
89.U.S. Global JETS ETF, Series of ETF Series Solutions
90.U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions
91.US Vegan Climate ETF, Series of ETF Series Solutions
92.First American Funds, Inc.

93.FundX Investment Trust
94.The Glenmede Fund, Inc.
95.The Glenmede Portfolios
96.The GoodHaven Funds Trust
97.Greenspring Fund, Incorporated
98.Harding, Loevner Funds, Inc.
99.Hennessy Funds Trust
100.Horizon Funds
101.Hotchkis & Wiley Funds
102.Intrepid Capital Management Funds Trust
103.Jacob Funds Inc.
104.The Jensen Quality Growth Fund Inc.
105.Kirr, Marbach Partners Funds, Inc.
106.Core Alternative ETF, Series of Listed Funds Trust
107.Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust
108.Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
109.LKCM Funds
110.LoCorr Investment Trust
111.MainGate Trust
112.ATAC Rotation Fund, Series of Managed Portfolio Series
113.Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series
114.Ecofin Global Energy Transition Fund, Series of Managed Portfolio Series
115.Ecofin Global Renewables Infrastructure Fund, Series of Managed Portfolio Series
116.Ecofin Global Water ESG Fund, Series of Managed Portfolio Series
117.Ecofin Sustainable Water Fund, Series of Managed Portfolio Series
118.Jackson Square Large-Cap Growth Fund, Series of Managed Portfolio Series
119.Jackson Square SMID-Cap Growth Fund, Series of Managed Portfolio Series
120.Kensington Active Advantage Fund, Series of Managed Portfolio Series
121.Kensington Dynamic Growth Fund, Series of Managed Portfolio Series
122.Kensington Managed Income Fund, Series of Managed Portfolio Series
123.LK Balanced Fund, Series of Managed Portfolio Series
124.Muhlenkamp Fund, Series of Managed Portfolio Series
125.Nuance Concentrated Value Fund, Series of Managed Portfolio Series
126.Nuance Concentrated Value Long Short Fund, Series of Managed Portfolio Series
127.Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
128.Port Street Quality Growth Fund, Series of Managed Portfolio Series
129.Principal Street High Income Municipal Fund, Series of Managed Portfolio Series
130.Principal Street Short Term Municipal Fund, Series of Managed Portfolio Series
131.Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
132.Reinhart International PMV Fund, Series of Managed Portfolio Series
133.Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
134.Tortoise Energy Infrastructure and Income Fund, Series of Managed Portfolio Series
135.Tortoise Energy Infrastructure Total Return Fund, Series of Managed Portfolio Series
136.Tortoise North American Pipeline Fund, Series of Managed Portfolio Series
137.V-Shares MSCI World ESG Materiality and Carbon Transition ETF, Series of Managed Portfolio Series
138.V-Shares US Leadership Diversity ETF, Series of Managed Portfolio Series
139.Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios
140.Hood River International Opportunity Fund, Series of Manager Directed Portfolios
141.Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios
142.Mar Vista Strategic Growth Fund, Series of Manager Directed Portfolios
143.Vert Global Sustainable Real Estate Fund, Series of Manager Directed Portfolios
144.Matrix Advisors Funds Trust
145.Matrix Advisors Value Fund, Inc.
146.Monetta Trust
147.Nicholas Equity Income Fund, Inc.
148.Nicholas Fund, Inc.
149.Nicholas II, Inc.
150.Nicholas Limited Edition, Inc.
151.Permanent Portfolio Family of Funds

152.Perritt Funds, Inc.
153.Procure ETF Trust II
154.Professionally Managed Portfolios
155.Prospector Funds, Inc.
156.Provident Mutual Funds, Inc.
157.Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.
158.Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.
159.Adara Smaller Companies Fund, Series of The RBB Fund, Inc.
160.Aquarius International Fund, Series of The RBB Fund, Inc.
161.Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.
162.Boston Partners Emerging Markets Dynamic Equity Fund, Series of The RBB Fund, Inc.
163.Boston Partners Emerging Markets Fund, Series of The RBB Fund, Inc.
164.Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.
165.Boston Partners Global Long/Short Fund, Series of The RBB Fund, Inc.
166.Boston Partners Global Sustainability Fund, Series of The RBB Fund, Inc.
167.Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.
168.Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.
169.Boston Partners Small Cap Value Fund II, Series of The RBB Fund, Inc.
170.Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.
171.Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.
172.Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.
173.Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.
174.Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.
175.Motley Fool Next Index ETF, Series of The RBB Fund, Inc.
176.Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.
177.Optima Strategic Credit Fund, Series of The RBB Fund, Inc.
178.SGI Global Equity Fund, Series of The RBB Fund, Inc.
179.SGI Peak Growth Fund, Series of The RBB Fund, Inc.
180.SGI Prudent Growth Fund, Series of The RBB Fund, Inc.
181.SGI Small Cap Core Fund, Series of The RBB Fund, Inc.
182.SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.
183.SGI U.S. Small Cap Equity Fund, Series of The RBB Fund, Inc.
184.US Treasury 10 Year Note ETF, Series of The RBB Fund, Inc.
185.US Treasury 12 Month Bill ETF, Series of The RBB Fund, Inc.
186.US Treasury 2 Year Note ETF, Series of The RBB Fund, Inc.
187.US Treasury 20 Year Bond ETF, Series of The RBB Fund, Inc.
188.US Treasury 3 Month Bill ETF, Series of The RBB Fund, Inc.
189.US Treasury 3 Year Note ETF, Series of The RBB Fund, Inc.
190.US Treasury 30 Year Bond ETF, Series of The RBB Fund, Inc.
191.US Treasury 5 Year Note ETF, Series of The RBB Fund, Inc.
192.US Treasury 6 Month Bill ETF, Series of The RBB Fund, Inc.
193.US Treasury 7 Year Note ETF, Series of The RBB Fund, Inc.
194.WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.
195.WPG Partners Small Cap Value Diversified Fund, Series of The RBB Fund, Inc.
196.The RBB Fund Trust
197.RBC Funds Trust
198.Series Portfolios Trust
199.Thompson IM Funds, Inc.
200.TrimTabs ETF Trust
201.Trust for Advised Portfolios
202.Barrett Growth Fund, Series of Trust for Professional Managers
203.Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers
204.Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
205.CrossingBridge Low Duration High Yield Fund, Series of Trust for Professional Managers
206.CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers
207.CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers
208.Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
209.Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
210.Jensen Quality Value Fund, Series of Trust for Professional Managers

211.Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers
212.Terra Firma US Concentrated Realty Fund, Series of Trust for Professional Managers
213.USQ Core Real Estate Fund
214.Wall Street EWM Funds Trust
215.Wisconsin Capital Funds, Inc.

(b)    To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer A. Brunner	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Susan L. LaFond	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Treasurer	None

(c)    Not applicable.

Item 33. Location of Accounts and Records

    The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”) are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202
Registrant’s Custodian	U.S. Bank National Association 1555 N. RiverCenter Drive, Suite 302 Milwaukee, Wisconsin 53212
Registrant’s Distributor	Quasar Distributors, LLC 111 E. Kilbourn Ave., Suite 2200 Milwaukee, Wisconsin 53202
Registrant’s Investment Advisers
Akre Capital Management, LLC 2 West Marshall Street Middleburg, Virginia 20118
Becker Capital Management, Inc. 1211 SW Fifth Avenue, Suite 2185 Portland, Oregon 97204
Boston Common Asset Management, LLC 200 State Street, 7th Floor Boston, Massachusetts 02109
Bridges Investment Management, Inc. 13333 California Street, Suite 500 Omaha, Nebraska 68154

Records Relating to:	Are located at:
Congress Asset Management Company Two Seaport Lane Boston, Massachusetts 02210
Hodges Capital Management, Inc. 2905 Maple Avenue Dallas, Texas 75201
Muzinich & Co., Inc. 450 Park Avenue New York, New York 10022
Osterweis Capital Management, Inc. Osterweis Capital Management, LLC One Maritime Plaza, Suite 800 San Francisco, California 94111
Otter Creek Advisors, LLC 11300 US Highway 1, Suite 500 Palm Beach Gardens, Florida 33401
Trillium Asset Management, LLC Two Financial Center 60 South Street, Suite 1100 Boston, Massachusetts 02111
St. Denis J. Villere & Co., LLC 601 Poydras Street, Suite 1808 New Orleans, Louisiana 70130

Item 34. Management Services

    Not applicable.

Item 35. Undertakings

    Not applicable.

SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 854 to its Registration Statement on Form N-1A to be signed below on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the 28th day of April, 2023.

Professionally Managed Portfolios

By: /s/ Jason F. Hadler
Jason F. Hadler
President

    Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 854 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Kathleen T. Barr*	Trustee	April 28, 2023
Kathleen T. Barr

Eric W. Falkeis*	Trustee	April 28, 2023
Eric W. Falkeis

Steven J. Paggioli*	Trustee	April 28, 2023
Steven J. Paggioli

Ashi S. Parikh*	Trustee	April 28, 2023
Ashi S. Parikh

Cynthia M. Fornelli*	Trustee	April 28, 2023
Cynthia M. Fornelli

/s/Jason F. Hadler	President and Principal	April 28, 2023
Jason F. Hadler	Executive Officer

/s/ Craig Benton	Vice President, Treasurer and Principal	April 28, 2023
Craig Benton	Financial and Accounting Officer

*By: /s/ Carl G. Gee		April 28, 2023
Carl G. Gee, Attorney-In Fact pursuant to Power of Attorney

EXHIBIT LIST

Exhibit Number	Description
EX.99.j(viii)	Consent of Independent Registered Public Accounting Firm

EX.99.p(ix)	Code of Ethics for Muzinich & Co., Inc.